                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4920

                 ______________________________________________

                               WASATCH FUNDS, INC.

 ______________________________________________________________________________
               (Exact name of registrant as specified in charter)

                             150 SOCIAL HALL AVENUE
                                    4TH FLOOR
                           SALT LAKE CITY, UTAH 84111

 ______________________________________________________________________________
               (Address of principal executive offices)(Zip code)

  (Name and Address of Agent for Service)                  Copy to:

          Samuel S. Stewart, Jr.                    Michael J. Radmer, Esq.
            Wasatch Funds, Inc.                       Dorsey & Whitney LLP
     150 Social Hall Avenue, 4th Floor         50 South Sixth Street, Suite 1500
        Salt Lake City, Utah 84111             Minneapolis, Minnesota 55402-1498

       Registrant's telephone number, including area code: (801) 533-0777

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2003

ITEM 1: REPORT OF SHAREHOLDER

FRONT COVER:

                                 ANNUAL REPORT
                               September 30, 2003


                             [Logo:  Wasatch Funds]


            - Core Growth Fund - Global Science & Technology Fund -
     - International Growth Fund - Micro Cap Fund - Micro Cap Value Fund -
      - Small Cap Growth Fund - Small Cap Value Fund - Ultra Growth Fund -
                   - Wasatch-Hoisington U.S. Treasury Fund -

INSIDE FRONT COVER:


Cover Painting, "Upper Provo River" by John Hughes
5082 La Mancha Way, Taylorsville, Utah 84118  www.johnhughesstudio.com

TABLE OF CONTENTS

LETTER FROM THE INVESTMENT ADVISOR .............................................      1
    Wasatch Equity Funds .......................................................      2
    Wasatch-Hoisington U.S. Treasury Fund ......................................      3
CORE GROWTH FUND PORTFOLIO SUMMARY .............................................      4
    Review of the Year .........................................................      4
    Average Annual Total Returns & Growth of a $10,000 Investment ..............      5
GLOBAL SCIENCE & TECHNOLOGY FUND PORTFOLIO SUMMARY .............................      6
    Review of the Year .........................................................      6
    Average Annual Total Returns & Growth of a $10,000 Investment ..............      7
INTERNATIONAL GROWTH FUND PORTFOLIO SUMMARY ....................................      8
    Review of the Year .........................................................      8
    Average Annual Total Returns & Growth of a $10,000 Investment ..............      9
MICRO CAP FUND PORTFOLIO SUMMARY ...............................................     10
    Review of the Year .........................................................     10
    Average Annual Total Returns & Growth of a $10,000 Investment ..............     11
MICRO CAP VALUE FUND PORTFOLIO SUMMARY .........................................     12
    Review Since Inception .....................................................     12
    Average Annual Total Returns & Growth of a $10,000 Investment ..............     13
SMALL CAP GROWTH FUND PORTFOLIO SUMMARY ........................................     14
    Review of the Year .........................................................     14
    Average Annual Total Returns & Growth of a $10,000 Investment ..............     15
SMALL CAP VALUE FUND PORTFOLIO SUMMARY .........................................     16
    Review of the Year .........................................................     16
    Average Annual Total Returns & Growth of a $10,000 Investment ..............     17
ULTRA GROWTH FUND PORTFOLIO SUMMARY ............................................     18
    Review of the Year .........................................................     18
    Average Annual Total Returns & Growth of a $10,000 Investment ..............     19
WASATCH-HOISINGTON U.S. TREASURY FUND PORTFOLIO SUMMARY ........................     20
    Review of the Year .........................................................     20
    Average Annual Total Returns & Growth of a $10,000 Investment ..............     21
FUND DISCLOSURES ...............................................................     22
SCHEDULE OF INVESTMENTS ........................................................     24
STATEMENTS OF ASSETS AND LIABILITIES ...........................................     72
STATEMENTS OF OPERATIONS .......................................................     78
STATEMENTS OF CHANGES IN NET ASSETS ............................................     84
FINANCIAL HIGHLIGHTS ...........................................................     90
NOTES TO FINANCIAL STATEMENTS ..................................................     99
REPORT OF INDEPENDENT AUDITORS .................................................    114
DIRECTORS AND OFFICERS .........................................................    116
GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS ....................................    118

                                                         Annual Report..........

                              WASATCH FUNDS, INC.

                                  P.O. Box 2172
                             Milwaukee,WI 53201-2172
                                  800.551.1700

                       LETTER FROM THE INVESTMENT ADVISOR
                               SEPTEMBER 30, 2003

FELLOW SHAREHOLDERS:

         On a recent weekend, when I drove up a winding road into the Wasatch mountains to enjoy the brilliant fall colors, I thought about the many twists and turns the stock market has taken during the 40 years I have been investing. I have never been able to predict, with any degree of certainty, which way stock prices will go next. Investment performance over short periods follows the rise and fall of stock prices--a course as erratic as a mountain road.

         Everyone wants great performance.Fund managers attract a lot of attention when they have outstanding short-term performance. But is performance really what we owe our shareholders? How can we promise great performance when so much of it depends on the whims of the market or economic conditions that we have no ability to control?

         While short-term performance may be driven by any number of unpredictable forces, we believe that over the long term stock prices are driven by earnings growth. That is why at Wasatch, rather than focus on the direction of stock prices or the economy, we focus on finding and investing in companies we believe have the potential to grow earnings over time.

         WE BELIEVE WE OWE SHAREHOLDERS A SYSTEMATIC, CAREFUL APPROACH TO PICKING STOCKS THAT IS EXECUTED WITH DISCIPLINE.

         Wasatch was founded on the premise that investing in small company stocks may offer the potential for above average long-term returns for two reasons. First, we believe small companies can grow faster for a longer time than large companies. Second, the research of most Wall Street analysts is focused on large companies. As a result, there is a general lack of information about small companies that often causes their stocks to be inefficiently priced. In our opinion, it is this growth potential and inefficient pricing that makes small companies attractive investments.

         While we can't promise performance, we can promise that Wasatch is committed to consistently pursuing the investment strategies of each of our Funds. We believe these strategies are based on sound principles that have the potential to help shareholders achieve their long-term investment goals.

         There's an ad I've seen recently comparing mail carriers to professional ath-

                                                                 Annual Report 1
letes. Pro athletes often celebrate making a basket or scoring a touchdown--in other words, doing their jobs. On the other hand, the mail carrier doesn't celebrate the act of putting the mail in the box. At Wasatch, we think of ourselves more like mail carriers. We want to do our jobs. We expect to do our jobs well. We can't promise you that the envelope we drop through the slot will contain a check, but you can feel free to celebrate if it does. We won't be celebrating. We were just doing our jobs.

WASATCH EQUITY FUNDS

         What a ride the last 12 months have been! A year ago the stock market was in the doldrums. The war with Iraq was looming, the economy seemed to take two steps back for every one step forward, there was a spate of corporate scandals and fear of SARS was widespread. Over the past 12 months, stock prices have risen dramatically as uncertainties have been resolved.

         The Wasatch Equity Funds ended the fiscal year with strong gains. We believe this was the result of investing in companies with strong fundamentals early in the year when prices were lower. This meant the Funds were well positioned to benefit from rising stock prices.

         In the past three months, however, the Equity Funds began to lag their benchmark indices. This is not unusual. Historically, the Funds have typically outperformed in down and moderately up markets. We think this is because we focus on investing in profitable, high quality companies at rational prices. These are the types of companies that shine in a weak environment.

         In a strong market a rising tide lifts all boats. The stock prices of our holdings tend to rise with the tide, but more speculative stocks usually do better as momentum investors aggressively bid up stock prices. We may lag in momentum driven markets because we do not care to invest in high-priced stocks that do not meet our quality standards.

         This was the position we found ourselves in at the end of the Funds' fiscal year. In general, we were not invested in the companies--mostly non-profitable technology and biotechnology companies--whose stock prices were being driven up by momentum investors. We were also trimming positions that had appreciated significantly to keep them in line with our assessment of their risk versus reward potential. In some cases, this caused us to miss gains as stock prices continued to rise.

         We feel our actions were consistent with our efforts to position the Funds to achieve long-term performance. As a result, we are not overly concerned with the short-term underperformance.

EQUITY FUNDS OUTLOOK

         We believe stock prices have run up in anticipation of a strong economic recovery. It is true that economic news generally has been better. Interest rates have been lowered and tax cuts have been enacted to stimulate the economy. However, there is a real possibility that the recovery won't be as strong as these signs indicate. One reason is the level of consumer and corporate debt, which makes consumers and companies sensitive to borrowing. If interest rates increase they will become even more sensitive. Consumers may become hesitant to open their wallets. Ongoing turmoil in the Middle East, the growing budget and trade deficits and the weak job market also weigh on the economy. If the recovery is tepid, stock prices would have to adjust.

         In nearly 30 years of investing, Wasatch has found that it is not productive to focus our attention on the everchanging direction of stock prices. In our opinion, the best defense for weak-

2 Annual Report
ness in the macro environment is to try to invest in the best companies we can find at prices that make sense. The track records for our Equity Funds were achieved by investing consistently in all types of market conditions including the stock market crash of 1987 and the bursting of the Internet bubble in 2000. We believe that adhering to our investment discipline is the best way to achieve long-term results.

WASATCH-HOISINGTON
U.S. TREASURY FUND

         For information about the performance and outlook of the U.S. Treasury Fund, please see the portfolio summary beginning on page 20.

WORTH NOTING

         We opened the new Micro Cap Value Fund on July 28, 2003. In its first day of operation, the Fund took in $65 million in assets. This was well above the $20 million at which we planned to close the Fund. On July 29, 2003, we closed the Fund to new investors and existing shareholders. We are working to invest the Fund's assets in companies that we believe will be compatible with our long-term goal of creating wealth for shareholders.

         Over the past 12 months, we have closed the Core Growth, Micro Cap, Small Cap Growth, Small Cap Value and Ultra Growth Funds to existing shareholders. These Funds were already closed to new investors. We recognize that it may be frustrating to be unable to add to your investments. Please understand, we made this choice in an effort to look after your interests and preserve our potential to produce favorable long-term returns. We expect to reopen these Funds to existing shareholders as soon as capacity permits.

         If you have any questions about this report, fund closings, or your investments, please visit our web site at www.wasatchfunds.com or call us at 800.551.1700.

         You can refer to the Wasatch Funds prospectus for more information about each Fund's investment objectives and strategies. Information about the Micro Cap Value Fund's investment objectives and strategies can be found in the Wasatch Micro Cap Value Fund prospectus.

         We appreciate your investments with Wasatch Funds. We are committed to consistently following a disciplined course for investing your assets. We believe this is the best way we can help you as you strive to achieve your long-term investment objectives. Thank you for investing with Wasatch.

Sincerely,
/s/ Samuel S. Stewart
------------------------------
Samuel S. Stewart, Jr.
Chairman of the Board

                                                                 Annual Report 3

CORE GROWTH FUND-PORTFOLIO SUMMARY

SEPTEMBER 30, 2003

[PHOTO OF SAMUEL S. STEWART]

SAMUEL S. STEWART, JR, PHD, CFA--
LEAD MANAGER, JB TAYLOR--CO-MANAGER

         The Wasatch Core Growth Fund seeks long-term growth of capital through investments in stable companies that we believe are high quality and have the potential to grow steadily for long periods of time. In addition, we seek to invest in these companies at reasonable prices. The Core Growth Fund is the most conservative of the Wasatch Equity Funds. However, the Fund will experience volatility and is best suited for long-term investors.

REVIEW OF THE YEAR

         The Core Growth Fund gained 31.68% in the fiscal year ended September 30, 2003 compared to a gain of 36.50% for the Russell 2000 Index, a widely used measure for the performance of small company stocks. While we underperformed the Index over the past 12 months, the Fund's long-term track record is much better than that of the Index. The Fund's average annual return for five years was 19.86% while the Index gained 7.46%. Over 10 years, the Fund averaged 16.43% annually compared to 8.28% for the Index.

         We are not terribly concerned to be lagging the Index at the end of our fiscal year particularly when we compare the fundamentals of companies that have been driving up the Index in the last three months to the fundamentals of companies held by the Fund.

         Earlier in the year amid volatile market conditions, we took advantage of price opportunities to sell some holdings and replace them with companies that we believed were better quality. The Fund was well positioned when stock prices began to rise in a market rally sparked by renewed optimism for the economy and the winding down of the war with Iraq. The Fund was helped by the rise in market valuations overall, but also by a return to stronger earnings growth in the companies we held. We also added to the number of holdings over the past 12 months, going from about 50 to 70, as we have added new baskets of small positions in industries we find intriguing.

         The Fund's most heavily weighted sectors--consumer discretionary, financial services and health care--made significant contributions to performance. Technology, while not heavily weighted in the Fund, was the third biggest contributor to performance led by UTStarcom, Inc., a telecommunications network equipment provider. With the exception of consumer staples, every sector represented in the Fund made a positive contribution to performance.

         The Fund was significantly over-weighted in the consumer discretionary sector compared to the Russell 2000 Index. Our holdings outperformed those in the Index. The individual stock that contributed the most to performance was our largest holding, Rent-A-Center, Inc., a rent-to-own store operator. Other consumer discretionary holdings that made significant contributions included SCP Pool Corp., O'Reilly

4 Annual Report

CORE GROWTH FUND-PORTFOLIO SUMMARY

Automotive, Inc., Sonic Automotive, Inc. and Group 1 Automotive, Inc.

         The Fund was slightly overweighted in financial services compared to the Index and our holdings outperformed. United Rentals, Inc., a mid to heavy equipment rental company, was the biggest contributor to performance from this sector.

         Health care was significantly over weighted in the Fund compared to the Index. Our health care sector underperformed primarily because our health care service providers could not keep pace with the biotechnology-related companies that drove the performance of this sector of the Index.

         The Fund's cash position is slightly higher than a year ago, as the market rally has given us attractive opportunities to take profits. We look to carefully invest the cash in companies we believe offer the potential for better returns.

OUTLOOK

         While the Fund may continue to underperform the Russell 2000 Index in the short term, we believe it is well positioned to produce the long-term results we seek. It has been our experience that when stable companies consistently produce strong earnings growth they have the potential to be rewarding investments over time.

         Thank you for your investment in the Wasatch Core Growth Fund.

AVERAGE ANNUAL TOTAL RETURNS*

                                        1 YEAR         5 YEARS       10 YEARS
                                        ------         -------       --------
WASATCH CORE GROWTH FUND(1)             31.68%          19.86%        16.43%
                                        -----           -----         -----

* (1) Please refer to Fund disclosures on page 22.

                         GROWTH OF A $10,000 INVESTMENT

                 Russell 2000 Index             Wasatch Core Growth Fund
9/30/93               10000                     10000
9/30/94               10262                     10382
9/30/95               12663                     14500
9/30/96               14326                     16296
9/30/97               19081                     22420
9/30/98               15452                     18500
9/30/99               18399                     23547
9/30/00               22703                     32848
9/30/01               17888                     40281
9/30/02               16224                     34749
9/30/03               22146                     45759

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest in the Index.

                                                                 Annual Report 5

GLOBAL SCIENCE & TECHNOLOGY FUND-PORTFOLIO SUMMARY

SEPTEMBER 30, 2003

[PHOTO OF AJAY KRISHNAN]

AJAY KRISHNAN, CFA--CO-MANAGER WITH
KAREY BARKER, CFA

         The Global Science & Technology Fund seeks long-term growth of capital by investing primarily in technology companies in the United States and at least two other countries. The Fund is designed for aggressive long-term investors willing to accept greater risk for the potential of higher returns.

REVIEW OF THE YEAR

         The Global Science & Technology Fund ended the fiscal year on September 30, 2003 with a gain of 68.34%, while the Russell 2000 Growth Index, a widely used measure for the performance of growth-oriented small company stocks, gained 41.73%. The Russell 2000 Technology Index, the component of the Russell 2000 Index that tracks the performance of technology-related stocks, gained 90.52% and the technology-laden Nasdaq Composite Index gained 53.15%. Since inception, the Fund has gained an average of 3.34% per year compared to the Russell 2000 Growth Index, which lost an average of 4.84%, the Russell 2000 Technology Index, which lost 17.31%, and the Nasdaq, which lost 12.56%.

         Stock prices on world markets and in the United States, particularly in the technology sector, have risen dramatically from depressed levels a year ago. In the U.S., this rally has been fueled by improving economic news, the official end of the war with Iraq and diminished fear of SARS.

         We were able to accomplish two things early in the fiscal year that we believe positioned the Fund to benefit from the rally. We invested in companies that our analysis indicated to be of high quality and we took advantage of opportunities to invest at relatively low prices. Overall, our holdings were strong performers throughout the year. The Russell 2000 Technology Index outperformed the Fund primarily because the gains of more speculative non-profitable issues surpassed those of our holdings in the last three months of the period.

         In addition, trimming or selling holdings whose stock prices had appreciated significantly captured profits but raised the Fund's cash level and created a drag on performance compared to the Russell 2000 Technology Index.

         The industries that made the biggest contributions to the Fund's 12-month return were computer services, software and systems led by strong performance from Cognizant Technology Solutions Corp., semiconductors and components led by O2Micro International Ltd., communications technology led by UTStarcom, Inc. and commercial services led by Wireless Facilities, Inc.

         Health care services was the Fund's worst performing industry. The Fund's largest holding, Accredo Health, Inc., reported lower than expected earnings growth as the company struggled with increased competition and the integration of a large acquisition. We continue to regard the company's long term prospects as favorable.

6 Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-PORTFOLIO SUMMARY

OUTLOOK

         The market rally has caused the stocks of many interesting companies to become overvalued making investing more challenging than it was a year ago.

         We are taking our time to carefully analyze the risk versus reward potential of each prospective investment as we work to invest the Fund's cash.

         We believe our hands-on, fundamental research process is well suited to finding companies that are high quality at prices that have room to appreciate. Our focus is to invest in the types of companies that we believe have the potential to help you achieve your long-term investment objectives.

         We appreciate your investment in the Global Science & Technology Fund.

AVERAGE ANNUAL TOTAL RETURNS*

                                             1 YEAR     5 YEARS     SINCE INCEPTION **
                                             ------     -------     ------------------
WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND(2)   68.34%       N/A            3.34%
                                             ------     ------            ----

* (2) Please refer to Fund disclosures on page 22.

                         GROWTH OF A $10,000 INVESTMENT

                  Russell 2000               NASDAQ                Russell 2000       Wasatch Global Science &
                  Growth Index           Composite Index         Technology Index        Technology Fund
12/19/2000          10000                     10000                    10000                  10000
9/30/2001           7510                      5725                     5098                   8020
9/30/2002           6146                      4494                     3092                   6510
9/30/2003           8710                      6882                     5891                   10959

**Inception: December 19, 2000.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the small-est 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks.

The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index.

You cannot invest in these indexes.

                                                                 Annual Report 7

INTERNATIONAL GROWTH FUND-PORTFOLIO SUMMARY

SEPTEMBER 30, 2003

[PHOTO OF MIKE GERDING]

MIKE GERDING, CFA--LEAD MANAGER

         The International Growth Fund seeks long-term growth of capital by investing in foreign companies in at least three different developed countries. The Fund is designed for aggressive long-term investors who can tolerate greater risks and volatility.

REVIEW OF THE YEAR

         The International Growth Fund gained 36.27% in the 12 months ended September 30, 2003. Despite this strong showing, the Fund failed to keep pace with the MSCI World Ex-U.S. Small-Cap Index, a widely used measure for the performance of foreign small company stocks, which gained 41.53%.

         World markets experienced a dramatic turnaround similar to what has occurred in the U.S. Over the course of a year, markets around the world rose as global economic news improved.

         There were two primary reasons for the Fund's underperformance of the Index. The first was being underweighted in the Japanese market. Our weighting was less than half that of the Index despite increasing our Japanese holdings significantly during the year. On September 30, Japan was the most heavily represented country in the Fund. Our low exposure held back the Fund's performance relative to the Index as Japan was one of the world's best performing major markets over the past 12 months.

         Holding too much cash in a rising market was the second reason for the Fund's underperformance. The Fund's cash position was the result of trimming holdings that had appreciated in value and our desire to invest in companies that we believe have superior growth potential at rational prices. We believe our long-term results will potentially be better for following our discipline than if we had invested for the sake of using up cash.

         The Fund is well diversified. As of September 30, we held about 80 companies in 22 countries. In addition to Japan, other large country weights were Canada, the United Kingdom and Germany.

         In many areas of the world our holdings have seen accelerating revenue and earnings growth. They remain attractive investments as we believe strong fundamentals will support higher stock prices. We are also finding emerging markets in Asia and elsewhere to be great hunting grounds for growing small companies.

         Compared to the Index, the Fund was notably overweighted in health care and consumer discretionary. Typically, we will be underweighted in the financials, industrials and materials sectors because we generally find companies with better growth potential in other sectors. It is worth noting that every sector in the Fund contributed positively to performance.

         Our health care holdings significantly outperformed led by Elekta AB, a Swedish company that provides radiation treatment equipment, and Powder-Ject Pharmaceuticals Plc, a United Kingdom biotechnology company.

         The Fund's consumer discretionary sector also did better than that of the

8 Annual Report

INTERNATIONAL GROWTH FUND-PORTFOLIO SUMMARY

Index. Our largest holding, Puma AG, a German shoe and apparel company, was the biggest contributor to performance.

         Many of our information technology holdings performed well throughout the year. Tandberg ASA and Celarem Technology Inc. were the notable exceptions and were the primary reason this sector of the Fund did not do as well as that of the Index. These two investments have been sold.

         Many of the world's currencies strengthened against the U.S. dollar throughout the 12-month period. This benefited the Fund's holdings that were denominated in those currencies.

OUTLOOK

         We feel that the companies held by the Fund are among the best small companies in the world. We are confident that our intensive research process is well suited to identifying companies that have the potential to successfully compete and expand their markets around the world. It has been our experience that these types of companies have the potential to reward shareholders over time.

         We look forward to serving you as you work toward your long-term investment objectives. Thank you for investing in the Wasatch International Growth Fund.

AVERAGE ANNUAL TOTAL RETURNS*

                                       1 YEAR     5 YEARS      SINCE INCEPTION **
                                       ------     -------      ------------------
WASATCH INTERNATIONAL GROWTH FUND(3)   36.27%        N/A             16.02%
                                       -----         ---             -----

*(3)  Please refer to Fund disclosures on page 22.

                         GROWTH OF A $10,000 INVESTMENT

                MSCI World Ex-U.S.     Wasatch International
                 Small-Cap Index            Growth Fund
6/28/2002           10000                     10000
6/30/2002           10146                     10000
9/30/2002           8505                      8850
12/31/2002          8530                      9430
3/31/2003           8295                      8610
6/30/2003           10370                     10510
9/30/2003           12037                     12060

** Inception: June 28, 2002.

The MSCI World Ex-U.S. Small-Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between U.S. $200 million and $800 million across 23 developed markets, excluding the United States. You cannot invest in the Index.

                                                                 Anuual Report 9

MICRO CAP FUND-PORTFOLIO SUMMARY

SEPTEMBER 30, 2003

[PHOTO OF ROBERT GARDINER]

ROBERT GARDINER, CFA--LEAD MANAGER

         The Micro Cap Fund seeks long-term growth of capital through investments in growing companies with market capitalizations of less than $1 billion at the time of purchase. The Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in micro cap stocks.

REVIEW OF THE YEAR

         In the fiscal year ended September 30, 2003, the Micro Cap Fund returned 50.28% compared to 36.50% for the Russell 2000 Index, a widely used measure for the performance of small company stocks. Over the past five years, the Fund has averaged 31.22% annually compared to the Index's 7.46%. Since inception in 1995, the Fund has averaged 28.69% annually compared to the Index's 8.26% average annual return over the same period.

         The Fund benefited from our efforts to invest in high quality companies at low prices early in the fiscal year. Stock prices rebounded from depressed levels as economic news improved and the uncertainties of war and SARS lifted.

         We tend to agree with concerns that market sentiment has swung from being unreasonably pessimistic 12 months ago to being overly optimistic in the last three months.

         Companies that recently have driven the performance of the Russell 2000 Index generally are lower quality than companies we like to invest in. While our insistence on quality kept us out of these companies, it also caused the Fund to slightly lag the Index in the three months ended September 30.

         On a related note, we ended the fiscal year with more cash than usual as the result of trimming strong performing holdings and because it has become harder to find high quality companies at reasonable prices. We expect to invest the cash but we think it is wise to take our time to find companies that meet our quality and valuation criteria.

         Throughout the year, we drew upon the knowledge of our International Team to help us find attractive growth companies at reasonable prices outside the United States. As a result, we have increased the Fund's international holdings to around 10%, including American Depositary Receipts (ADRs) and foreign securities listed in the U.S.

         The Fund's performance over the past 12 months was driven primarily by three sectors--technology, consumer discretionary and health care, although every sector in the Fund made a positive contribution to performance.

         The comeback of technology stocks over the past 12 months illustrates the dramatic shift in market sentiment. The Fund was overweighted in technology compared to the Index. While the technology sector was the biggest contributor to the Fund's performance our holdings slightly underperformed those of the Index.

         We were overweighted compared to the Index in the consumer discretionary

10 Annual Report

MICRO CAP FUND-PORTFOLIO SUMMARY

sector and our holdings substantially outperformed led by a couple of business services companies and the majority of our retailers, which continued to do well.

         Our average weighting in health care was nearly three times that of the Index and contributed over 10% to the Fund's performance. However, the Fund's health care holdings did not do as well as those in the Index. The biggest detractor from the Fund's performance was ICU Medical, Inc., a maker of disposable connectors for intravenous therapy. The biggest contributor was American Healthways, Inc., a provider of disease management services.

OUTLOOK

         While the Fund may continue to lag in the near future if stock prices continue to run up, we believe this will be of little consequence over the long-term.

         We believe that long-term results will be most heavily influenced by how successful we are at investing in high quality companies at reasonable prices. We believe that paying strict attention to the quality and valuation of the companies we invest in is the best way we can help you as you strive to achieve your long-term investment goals.

         We appreciate your investment in the Wasatch Micro Cap Fund.

AVERAGE ANNUAL TOTAL RETURNS *

                                        1 YEAR        5 YEARS    SINCE INCEPTION **
                                        ------        -------    ------------------
WASATCH MICRO CAP FUND(4)               50.28%         31.22%          28.69%
                                        -----          -----           -----

*(4) Please refer to Fund disclosures on page 22.

                         GROWTH OF A $10,000 INVESTMENT


               Russell 2000 Index        Wasatch Micro Cap Fund
6/19/95               10000                     10000
9/30/95               11042                     13600
9/30/96               12492                     15750
9/30/97               16638                     22771
9/30/98               13474                     20779
9/30/99               16044                     28619
9/30/00               19796                     46900
9/30/01               15598                     54556
9/30/02               14147                     53788
9/30/03               19310                     80832

** Inception: June 19, 1995.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest in the Index.

                                                                Annual Report 11

MICRO CAP VALUE FUND-PORTFOLIO SUMMARY

SEPTEMBER 30, 2003

[PHOTO OF JOHN MALOOLY AND BRIAN BYTHROW]

JOHN MALOOLY, CFA AND BRIAN BYTHROW, CFA--
CO-MANAGERS WITH ROBERT GARDINER, CFA

         The Micro Cap Value Fund seeks long-term growth of capital through investments in companies with market capitalizations of less than $750 million whose stocks are selling at a substantial discount to what we believe is the company's underlying value. The Fund is designed for long-term investors who have assessed their tolerance for risk and volatility.

REVIEW SINCE INCEPTION

         The Micro Cap Value Fund gained 4.50% since inception on July 28, 2003 through September 30, 2003 compared to a gain of 3.16% for the Fund's benchmark, the Russell 2000 Index, a widely used measure for the performance of small company stocks. While this is too short a time period to be a meaningful indicator of long-term performance, we are pleased to have gotten off to a good start particularly in a rising market that made finding undervalued micro cap companies a challenge.

         On July 28, the Fund's first day of operation, we took in over $65 million in assets. On July 29, we closed the Fund to new investors and existing shareholders to control the asset level.

         The Micro Cap Value Fund's approach to investing applies Wasatch's philosophy of using intensive fundamental research to understand the prospects of individual companies and assess their investment potential. The distinguishing feature of this Fund is that we are more sensitive to valuation than the other Wasatch Equity Funds with the exception of the Small Cap Value Fund. As of September 30, we had invested 65% of the Fund's assets.

         The Fund was underweighted in all sectors compared to the Russell 2000 Index as we worked steadily throughout the period to invest the Fund's assets.

         We have chosen the Russell 2000 Index rather than the Russell 2000 Value Index as a benchmark for the Fund because while we will focus on investing in micro cap companies that we believe to be undervalued, we do not expect to invest a significant portion of the Fund's portfolio in traditional value sectors such as basic industries. Rather, we expect to focus on finding undervalued growth stocks in sectors where the Wasatch Research Team has traditionally invested--health care, technology and consumer discretionary. We believe we can find undervalued companies in these sectors, as micro caps traditionally have lower trading volume and/or lack coverage by Wall Street analysts.

         We have identified four general categories that describe the types of companies we may find attractive. First, we expect to invest significant assets in companies where new product cycles or growth opportunities are not fully reflected in the stock price. Second, we look for companies with solid balance sheets and strong growth prospects that have fallen out of favor due to conditions in the macro environment. Third, we research growing micro cap compa-

12 Annual Report

MICRO CAP VALUE FUND-PORTFOLIO SUMMARY

nies to determine whether they have positive attributes that could attract institutional ownership--implying price appreciation once discovered. Fourth, we expect to invest a small percentage of the Fund's assets in companies whose stock prices have been unreasonably beaten down due to market events and low trading volume.

         It is interesting to note that we are finding good values on micro cap companies overseas and expect investments in non-U.S. listed securities to be close to the Fund's 15% limitation. In fact, three of the Fund's 20 top contributors since inception were foreign securities.

OUTLOOK

         The stock prices of small and micro cap companies have risen considerably in 2003 making it more challenging to find undervalued micro cap companies. Nevertheless, we believe our bottom-up investment discipline is equal to this task. We are working hard to find micro cap companies with the potential to be rewarding long-term investments.

         We appreciate the trust you have shown by investing in this new Fund.

AVERAGE ANNUAL TOTAL RETURNS*

                                        1 YEAR        5 YEARS     SINCE INCEPTION**
                                        ------        -------     -----------------
WASATCH MICRO CAP VALUE FUND(4)          N/A            N/A             4.50%
                                         ---            ---             ----

*(4) Please refer to Fund disclosures on page 22.

                         GROWTH OF A $10,000 INVESTMENT

              Russell 2000 Index     Wasatch Micro Cap Value Fund
7/28/2003           10000                     10000
7/31/2003           10049                     10000
8/31/2003           10510                     10250
9/30/2003           10316                     10450

**Inception: July 28, 2003. Return since inception is not annualized.

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest in the Index.

                                                                Annual Report 13

SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY

SEPTEMBER 30, 2003

[PHOTO OF JEFF CARDON]

JEFF CARDON, CFA--LEAD MANAGER

         The Small Cap Growth Fund is best suited for long-term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.

REVIEW OF THE YEAR

         The Small Cap Growth Fund gained 36.15% in the 12 months ended September 30. The Russell 2000 Index, a widely recognized measure for the performance of small company stocks, gained 36.50%. Over the past five years, the Fund gained an average of 20.72% annually while the Index gained 7.46%. Over 10 years, the Fund gained an average of 14.39% annually, while the Index gained 8.28%.

         Twelve months ago, the stock market had fallen precipitously providing many opportunities to invest in high quality companies at reasonable prices. Over the course of the year, the Fund has been rewarded for holding such companies as stock prices rose dramatically in virtually every sector.

         The Fund's most heavily weighted sectors-technology, consumer discretionary and health care-were the biggest contributors to performance.

         At the beginning of our fiscal year we were overweight the technology sector as investors were frightened away by a weakening economy and poor order visibility. Today's environment is very different, as technology stocks have had a phenomenal run. In truth, we are a little unnerved at the price movements in non-profitable technology companies. As a result of this exuberance (we won't call it irrational yet!), we are notably underweight in technology today.

         We were overweight in the consumer discretionary sector and our stocks performed well. A number of the Fund's retail holdings were strong performers. The Fund's largest holding, O'Reilly Automotive, Inc., an auto parts retailer/ distributor, was the best contributor. Increasing our position in O'Reilly when prices were weak earlier in the year paid off as the company's fundamentals stayed strong and the stock rebounded. A couple of women's retailers and dollar discount stores were also among the top performers.

         The Fund benefited from a sizeable allocation to health care where we continue to find attractive investments. The Fund's health care sector did not perform as well as that of the Index. The performance of the Index's health care sector was driven by unprofitable companies, an arena we generally avoid. From among our health care holdings, Odyssey Healthcare, Inc., a hospice care provider, was the best contributor to performance. On the negative side, per-formance was hurt by a few health care companies that saw some weakness in demand. Accredo Health, Inc., CTI Molecular Imaging, and ICU Medical, Inc. are the most prominent examples. We believe all three companies are high quality and have promising futures.

         The Fund is usually underweight in financial services because we typically

14 Annual Report

SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY

find better growth potential in other sectors. Not only were we under-weight, but our small holdings also underperformed.

OUTLOOK

         As we look at the small stock universe, our biggest challenge will be to find and invest in companies with attractive valuations. Alternatively, we feel good about the quality of the companies we hold and we believe the economic backdrop will be strong enough to support very good earnings growth.

         During the last quarter, we began to see momentum investors aggressively bid up stock prices. This means the Fund may see a period of underperformance relative to the Russell 2000 Index because we have little interest in investing in stocks we deem too expensive. Instead of chasing performance, we are going to pursue our time tested discipline of buying great companies at rational prices. Hopefully, these observations will give you insight as you plan your financial future.

         On a final note, during the quarter, the Small Cap Growth Fund closed to existing shareholders. We know this may be frustrating, but we think it pre-serves our potential to deliver strong long run performance.

         We appreciate your business and will continue working hard to earn your trust.

AVERAGE ANNUAL TOTAL RETURNS*

                                       1 YEAR        5 YEARS      10 YEARS
                                       ------        -------      --------
WASATCH SMALL CAP GROWTH FUND(1)       36.15%        20.72%        14.39%
                                       -----         -----         -----

*(1) Please refer to Fund disclosures on page 22.

                         GROWTH OF A $10,000 INVESTMENT

               Russell 2000 Index     Wasatch Small Cap Growth Fund
9/30/93               10000                     10000
9/30/94               10262                     10685
9/30/95               12663                     14445
9/30/96               14326                     14287
9/30/97               19081                     18495
9/30/98               15452                     14956
9/30/99               18399                     22278
9/30/00               22703                     33334
9/30/01               17888                     30463
9/30/02               16224                     28169
9/30/03               22146                     38352

The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest in the Index.

                                                               Annual Report 15

SMALL CAP VALUE FUND-PORTFOLIO SUMMARY

SEPTEMBER 30, 2003

[PHOTO OF JIM LARKINS AND JOHN MAZANEC]

JIM LARKINS, MBA AND JOHN MAZANEC, MBA--
CO-MANAGERS WITH SAM STEWART, PHD, CFA

         The Small Cap Value Fund seeks long-term growth of capital through investments in companies with market capitalizations of less than $2.5 billion whose stocks are selling at a substantial discount to what we believe is the company's underlying value. The Fund is designed for long-term investors who have assessed their tolerance for risk and volatility.

REVIEW OF THE YEAR

         In the 12 months ended September 30, 2003, the Small Cap Value Fund gained 43.93%, while the Russell 2000 Value Index, a widely recognized measure for the performance of value-oriented small company stocks, gained 31.66%. While we are pleased with these results, we are more focused on the long-term. The Fund's average annual total return for five years was 24.69% and was well above the Index's return of 10.84% over the same period.

         Over the past 12 months, the Fund's performance was driven primarily by two factors. The first, for which we can take no credit, was that stock prices generally appreciated as economic news improved and concerns such as the Iraq war and SARS lessened. The second we believe was due to our diligent research to uncover outstanding small companies whose stock prices were unreasonably beaten down earlier in the year. The Fund benefited from these investments as their stock prices rose to more fully reflect what we believed to be the value of the underlying companies.

         Performance in the fiscal year was broadbased with every sector repre-sented in the Fund making a positive contribution. The biggest contributors were consumer discretionary and financial services, the Fund's most heavily weighted sectors.

         The Fund's average weighting in the consumer discretionary sector was over 30% compared to the Russell 2000 Value Index's average weighting of nearly 16%. Our holdings, led by a number of retailers, did much better than those in the Index. Our best contributor in this sector was The Finish Line, Inc., an athletic and outdoor shoe retailer. This sector also held the Fund's biggest detractor, Bally Total Fitness Holding Corp., a health club operator.

         We were underweighted in the financial services sector and our holdings performed better than those of the Index. The biggest contributor to the Fund's performance was Friedman, Billings, Ramsey Group, Inc., a mortgage real estate investment trust (REIT) with an investment banking subsidiary. Other income producing securities were also strong performers.

         Technology stocks gained momentum throughout the year. With an average weighting of nearly 7%, we were slightly under the Russell 2000 Value Index's average weighting of about 8.5%. Our technology holdings significantly out-performed those of the Index. Our semiconductor holdings drove the per-

16 Annual Report

SMALL CAP VALUE FUND-PORTFOLIO SUMMARY

formance of this sector.

         Strong performance over the past year meant that many of the Fund's holdings became fully valued. We trimmed or sold these positions and have added to or taken new positions in companies that we believe remain undervalued but have significant potential for price appreciation. In some cases, the stock prices of holdings we trimmed continued to rise. While we may have missed some gains, we felt it was prudent to control their position sizes. Our desire is to maintain a well-diversified portfolio in keeping with our conservative view of the market's near-term prospects.

OUTLOOK

         We believe we may be entering a period where stock price gains may be more difficult to achieve than they were over the past year, particularly if the economic recovery loses steam or corporate earnings are weaker than expected.

         Rather than become overly concerned with macro conditions, we remain focused on finding and investing in the kinds of undervalued small companies that we believe will help you achieve your long-term investment objectives.

         Thank you for your investment in the Small Cap Value Fund.

AVERAGE ANNUAL TOTAL RETURNS*

                                       1 YEAR         5 YEARS     SINCE INCEPTION**
                                       ------         -------     -----------------
WASATCH SMALL CAP VALUE FUND(1)        43.93%          24.69%          18.81%
                                       -----           -----           -----

*(1) Please refer to Fund disclosures on page 22.

                         GROWTH OF A $10,000 INVESTMENT

            Russell 2000 Value Index     Wasatch Small Cap Value Fund
12/17/1997          10000                           10000
9/30/1998           8767                            9000
9/30/1999           9278                            12150
9/30/2000           10703                           18218
9/30/2001           11303                           21505
9/30/2002           11138                           18849
9/30/2003           14664                           27128

**Inception: December 17, 1997.

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks.You cannot invest in the Index.

                                                                Annual Report 17

ULTRA GROWTH FUND-PORTFOLIO SUMMARY

SEPTEMBER 30, 2003

[PHOTO OF KAREY BARKER]

KAREY BARKER, CFA--LEAD MANAGER
AJAY KRISHNAN, CFA--CO-MANAGER

         The Ultra Growth Fund seeks to invest in rapidly growing companies in fast growing sectors of the economy. It pursues an aggressive investment strategy designed for long-term investors who can tolerate greater risks and volatility.

REVIEW OF THE YEAR

         Over the past 12 months, the Ultra Growth Fund gained 53.93% and did much better than the 41.73% return of Russell 2000 Growth Index, a widely used measure for the performance of growth-oriented small company stocks.

         The Fund gained an average of 20.49% annually over five years com-pared to the Russell 2000 Growth Index's gain of 2.75%. Over 10 years, the Fund gained an average of 15.34% annually compared to the Russell 2000 Growth Index's gain of 4.45%.

         During the past 12 months a dramatic shift in market sentiment has occurred. Early on, the looming war with Iraq, weak economic data and fear of SARS caused the outlook for stocks to be bleak. As the war concluded, economic news improved and the SARS scare faded, enthusiasm for stocks returned. Technology stock prices rose from beaten down levels to levels approaching those of the dot-com craze. The Fund was well positioned for this shift because we invested in fast growing companies, particularly in the technology sector, at relatively low prices earlier in the year.

         In the last three months, however, we feel that stock prices may have gotten unrealistically high. In keeping with our discipline of holding rationally priced companies, we trimmed strong performers including many technology holdings. This reduced our technology weighting from over 35% a year ago to just over 25% at September 30.

         Trimming caused us to miss some gains as stock prices continued to rise. This increased the amount of cash we held and meant the Fund slightly underperformed the Russell 2000 Growth Index in the latest three month period.

         Over the past 12 months, the technology sector was the biggest contributor to the Fund's performance. The Fund was significantly overweighted in technology compared to the Index. Despite the strong performance of our holdings, they fell behind toward the end of the period, as more speculative non-profitable issues began to drive the performance of the Index's technology sector.

         The health care sector was the second best contributor to the Fund's performance. Our health care weighting was nearly twice that of the Index. Our holdings underperformed primarily due to weakness in our largest holding, Accredo Health, Inc., a provider of services for individuals with chronic diseases. While we view the company's long-term prospects as favorable, Accredo struggled with increased competition and the integration of a large acquisition.

         The consumer discretionary sector was the third biggest contributor to the Fund's performance. We were under-

18 Annual Report

ULTRA GROWTH FUND-PORTFOLIO SUMMARY

weighted in this sector compared to the Index and our holdings significantly outperformed led by a strong showing from our retailers.

         The Fund's less heavily weighted sectors, except for financial services, made positive contributions to performance.

OUTLOOK

         The Ultra Growth Fund may continue to underperform the Russell 2000 Growth Index in the near future if companies that do not meet our quality or valuation criteria continue to drive the Index's performance. We are willing to accept short-term underperformance as we seek to invest in companies with strong earnings growth at rational prices. We believe these types of companies offer the best potential for achieving long-term gains. We expect that, as a result of pursuing our strategy of investing in fast growing companies, the Fund will remain overweighted in the technology and health care sectors.

         Thank you for your investment in the Ultra Growth Fund.

AVERAGE ANNUAL TOTAL RETURNS*

                                      1 YEAR           5 YEARS       10 YEARS
                                      ------           -------       --------
WASATCH ULTRA GROWTH FUND(1)          53.93%            20.49%         15.34%
                                      -----             -----          -----

*(1) Please refer to Fund disclosures on page 22.

                         GROWTH OF A $10,000 INVESTMENT

            Russell 2500 Growth Index   Russell 2000 Growth Index   Wasatch Ultra Growth Fund
9/30/93               10000                     10000                        10000
9/30/94               10211                     10086                        10485
9/30/95               13293                     12931                        17746
9/30/96               15420                     14561                        17295
9/30/97               19414                     17962                        21056
9/30/98               14689                     13501                        16410
9/30/99               20543                     17906                        22951
9/30/00               29786                     23218                        33660
9/30/01               17013                     13331                        29993
9/30/02               14027                     10910                        27071
9/30/03               19841                     15462                        41671

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the small-est 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks.

The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to- book ratios and higher forecasted growth values.

You cannot invest in these indexes.

                                                                Annual Report 19

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY

SEPTEMBER 30, 2003

[PHOTO OF VAN R. HOISINGTON]

VAN R. HOISINGTON--LEAD MANAGER

         The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.

REVIEW OF THE YEAR

         The Fund returned 2.17% in the 2003 fiscal year, below the 5.41% gain of the Lehman Brothers Aggregate Index. The Fund's average annual return of 8.58% for the past two years was much better than the Aggregate Index's average annual return of 6.99%.

         The Fund returned an average of 10.00% over the last three years, out-performing the Aggregate Index by an average of 1.06% per year. For the last 10 years, the Fund's average annual return was a handsome 7.97%, outpacing the Aggregate Index's average annual return of 6.92%.

         These positive results notwithstanding, the 2003 market for long term Treasury securities (maturities longer than 20 years) did not run true to form. In approximately 80% of the calendar years since the Treasury market was decontrolled in the early 1950s, long Treasury bond yields have moved in the same direction as the inflation rate.

         Over the past 12 months, inflation declined--in some cases to historically low levels--but bond yields rose slightly. The core personal consumption expenditures deflator illustrates the decline in inflation as the deflator registered a slim 1.3% year-over-year rise, matching the smallest increase in four decades.The fall in the inflation rate reflected recession-like labor and production markets.

         In spite of lower inflation, on September 30 the long Treasury bond yield closed at 4.9%, up slightly from 4.7% a year earlier. Thus, the mild rise in bond yields meant that the market value of the Fund's portfolio declined slightly. When the multi-year trend points to moderating inflation, our strategy is to position the Fund on the long end of the Treasury curve to capture capital gains possibilities and lock in attractive yields on coupons, but counter trend market movements are frequent, as we experienced over the past 12 months.

OUTLOOK

         The U.S. economy remains beset with structural, rather than cyclical problems. The private sector is deeply in debt. All major measures of consumer debt are worse now than at the end of 2002. Increased borrowing has coincided with further depletion of pent-up demand for vehicles and homes. For healthy, long-term growth to be established, debt needs to be repaid by both the business and consumer sectors.

         Unfortunately, debt repayment will divert funds from the spending stream. This means that any benefits from "reflationary" monetary and fiscal policies will be fleeting and modest. In such an environment, unemployment will

20 Annual Report

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY

continue to move higher. Debt repayment, combined with the current excess labor and capital resources, will continue to push the inflation rate down-ward. This means there is a continuing risk that the present disinflationary environment can turn into deflation.

         Large amounts of excess plant capacity suggest that capital spending will remain weak for a considerable number of years. Although consumer spending will get a boost from larger than normal income tax refunds in the first quarter of next year, this boost will be transitory. Foreign inroads into the U.S. economy are likely to persist, thus curtailing job growth and income expansion.

         With this headwind of debt repayment, the resultant slow growth in the economy means that the persistent trend to lower inflation and interest rates will be sustained. Accordingly, your Fund continues to be invested in long-term Treasury bonds and zero coupon Treasuries. We believe this is the appropriate stance as we continue to focus on achieving the Fund's objective of providing income and capital appreciation to shareholders over the long-term.

AVERAGE ANNUAL TOTAL RETURNS*

                                           1 YEAR      5 YEARS       10 YEARS
                                           ------      -------       --------
WASATCH-HOISINGTON U.S. TREASURY FUND      2.17%        5.48%          7.97%
                                           ----         ----           ----

*Please refer to Fund disclosures on page 22.

                         GROWTH OF A $10,000 INVESTMENT

             Lehman Brothers Aggregate Index     Wasatch-Hoisington U.S. Treasury Fund
9/30/93                  10000                                   10000
9/30/94                  9678                                    10151
9/30/95                  11038                                   11213
9/30/96                  11579                                   11708
9/30/97                  12704                                   13258
9/30/98                  14166                                   16479
9/30/99                  14114                                   14724
9/30/00                  15101                                   16172
9/30/01                  17057                                   18256
9/30/02                  18523                                   21065
9/30/03                  19526                                   21522

The Lehman Brothers Aggregate Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and must be nonconvertible. All corporate and asset-backed securities must be registered with the SEC; and must be publicly issued. You cannot invest in the Index.

                                                                Annual Report 21

FUND  DISCLOSURES

*PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.You should realize that the principal value and investment return of an investment will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. The "Average Annual Total Returns" tables on the preceding pages do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. The Advisor has absorbed, currently or in the past, certain fund expenses, without which total returns would have been lower.

(1) Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

(2) Investments in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

(3) Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in small cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

(4) Investments in micro cap funds can be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

         THIS MATERIAL MUST BE ACCOMPANIED OR PRECEDED BY A PROSPECTUS.
            PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

            WASATCH FUNDS ARE DISTRIBUTED BY ALPS DISTRIBUTORS, INC.

22 Annual Report

                     (This page intentionally left blank.)

                                                                Annual Report 23

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 COMMON STOCKS 93.1%

                 AIR TRANSPORT 0.4%
  157,900        Expeditors International of Washington, Inc.                   $   5,433,339
                                                                                -------------

                 BANKS--OUTSIDE NEW YORK CITY 4.1%
  645,920        Commerce Bancorp, Inc.                                            30,946,027
  304,625        Doral Financial Corp.                                             14,317,375
  194,750        TCF Financial Corp.                                                9,338,263
                                                                                -------------
                                                                                   54,601,665
                                                                                -------------

                 BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.4%
  151,825        Charles River Laboratories International, Inc.*                    4,659,509
                                                                                -------------

                 CHEMICALS 0.9%
  201,140        Cabot Microelectronics Corp.*                                     11,211,544
                                                                                -------------

                 COMMUNICATIONS TECHNOLOGY 1.1%
  470,825        UTStarcom, Inc.*                                                  14,976,943
                                                                                -------------

                 COMPUTER SERVICES SOFTWARE AND SYSTEMS 1.8%
   73,300        CACI International, Inc., Class A*                                 3,140,905
  173,274        Cognizant Technology Solutions Corp.*                              6,319,303
  281,825        Macrovision Corp.*                                                 5,205,308
  249,125        SRA International, Inc., Class A*                                  9,324,749
                                                                                -------------
                                                                                   23,990,265
                                                                                -------------

                 DRUGS AND PHARMACEUTICALS 0.6%
  391,400        Inveresk Research Group, Inc.*                                     7,769,290
   19,400        Priority Healthcare Corp.*                                           398,476
                                                                                -------------
                                                                                    8,167,766
                                                                                -------------

                 EDUCATION SERVICES 0.5%
  159,275        Bright Horizons Family Solutions, Inc.*                            6,363,036
                                                                                -------------

                 ELECTRONICS--SEMICONDUCTORS/COMPONENTS 0.9%
  387,060        Integrated Circuit Systems, Inc.*                                 11,627,282
                                                                                -------------

                 ENTERTAINMENT 0.9%
  611,535        Movie Gallery, Inc.*                                              12,016,663
                                                                                -------------

                 FINANCE COMPANIES 2.1%
  435,475        Accredited Home Lenders Holding Co.*                               9,454,162
1,063,125        Saxon Capital, Inc.*                                              18,221,963
                                                                                -------------
                                                                                   27,676,125
                                                                                -------------

24 Annual Report

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 FINANCE--SMALL LOAN 2.7%
3,423,581        AmeriCredit Corp.*+++                                          $  35,262,884
                                                                                -------------

                 FINANCIAL--MISCELLANEOUS 2.6%
  913,458        Fidelity National Financial, Inc.                                 27,458,547
  126,700        Triad Guaranty, Inc.*                                              6,218,436
                                                                                -------------
                                                                                   33,676,983
                                                                                -------------

                 FOODS 1.0%
  562,900        NBTY, Inc.*                                                       13,143,715
                                                                                -------------

                 HEALTH CARE FACILITIES 4.2%
  202,400        Laboratory Corporation of America Holdings*                        5,808,880
  518,500        Pharmaceutical Product Development, Inc.*                         12,438,815
  653,050        Renal Care Group, Inc.*                                           22,301,657
  552,565        Sunrise Senior Living, Inc.*                                      14,493,780
                                                                                -------------
                                                                                   55,043,132
                                                                                -------------

                 HEALTH CARE MANAGEMENT SERVICES 10.2%
  710,525        AMERIGROUP Corp.*                                                 31,710,731
1,534,995        First Health Group Corp.*                                         40,140,119
2,151,136        Orthodontic Centers of America, Inc.*                             16,950,951
  997,775        Pediatrix Medical Group, Inc.*                                    45,947,539
                                                                                -------------
                                                                                  134,749,340
                                                                                -------------

                 HEALTH CARE SERVICES 7.2%
  692,350        Accredo Health, Inc.*                                             19,378,877
1,406,400        Apria Healthcare Group Inc.*                                      38,507,232
  392,949        Express Scripts, Inc.*                                            24,028,831
  345,100        Lincare Holdings Inc.*                                            12,647,915
                                                                                -------------
                                                                                   94,562,855
                                                                                -------------

                 HOME BUILDING 4.1%
  579,900        D.R. Horton, Inc.                                                 18,962,730
  323,512        M.D.C. Holdings, Inc.                                             17,469,648
   37,483        NVR, Inc.*                                                        17,485,820
                                                                                -------------
                                                                                   53,918,198
                                                                                -------------

                 HOUSEHOLD FURNISHINGS 0.2%
  109,100        Select Comfort Corp.*                                              2,891,150
                                                                                -------------

                                                                Annual Report 25

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 INSURANCE--MULTI-LINE 2.5%
  517,225        Brown & Brown, Inc.                                            $  15,920,186
  538,550        Hilb Rogal & Hamilton Co.                                         16,716,592
                                                                                -------------
                                                                                   32,636,778
                                                                                -------------

                 INVESTMENT MANAGEMENT COMPANIES 1.3%
1,069,800        MCG Capital Corp.                                                 16,699,578
                                                                                -------------

                 LEISURE TIME 3.5%
1,666,230        SCP Pool Corp.*                                                   46,354,533
                                                                                -------------

                 MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 1.2%
  570,963        ICU Medical, Inc.*                                                15,535,903
                                                                                -------------

                 MEDICAL SERVICES 0.5%
  312,165        Covance, Inc.*                                                     6,986,253
                                                                                -------------

                 REAL ESTATE INVESTMENT TRUSTS (REIT) 11.6%
1,140,925        American Financial Realty Trust                                   16,087,043
1,192,950        Annually Mortgage Management, Inc.                                19,588,239
1,984,575        Anworth Mortgage Asset Corp.++                                    28,339,731
  584,800        Capital Automotive                                                17,842,248
  423,875        IMPAC Mortgage Holdings, Inc.                                      6,862,536
  590,775        iStar Financial Inc.                                              23,010,686
  669,775        MFA Mortgage Investments, Inc.                                     6,376,258
  119,175        Novastar Financial, Inc.                                           6,848,987
1,112,800        Thornburg Mortgage, Inc.                                          28,187,224
                                                                                -------------
                                                                                  153,142,952
                                                                                -------------

                 RENTAL AND LEASING SERVICES--COMMERCIAL 0.6%
  498,325        United Rentals, Inc.*                                              8,018,049
                                                                                -------------

                 RENTAL AND LEASING SERVICES--CONSUMER 6.8%
2,773,070        Rent-A-Center, Inc.*                                              89,570,161
                                                                                -------------

26 Annual Report

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

  NUMBER
 OF SHARES                                                                          VALUE
-----------                                                                    --------------
                 RETAIL 14.0%
    260,812      Christopher & Banks Corp.                                     $    6,222,974
    337,745      Dollar Tree Stores, Inc.*                                         11,314,457
    420,600      Global Imaging Systems, Inc.*                                     10,346,760
    854,625      Group 1 Automotive, Inc.*                                         29,518,748
    258,245      Men's Wearhouse, Inc. (The)*                                       6,623,984
    279,875      Michaels Stores, Inc.                                             11,407,705
  1,704,030      O'Reilly Automotive, Inc.*                                        62,657,183
  1,512,045      Sonic Automotive, Inc.                                            36,379,803
 13,076,000      Texwinca Holdings Ltd.                                            10,298,988
                                                                               --------------
                                                                                  184,770,602
                                                                               --------------

                 SERVICES--COMMERCIAL 4.8%
  2,635,021      Copart, Inc.*                                                     28,458,227
    365,150      FTI Consulting, Inc.*                                              6,335,352
    372,025      Waste Connections, Inc.*                                          13,054,357
    661,020      West Corp.*                                                       15,725,666
                                                                               --------------
                                                                                   63,573,602
                                                                               --------------

                 UTILITIES--TELECOMMUNICATIONS 0.4%
    299,250      Nextel Communications, Inc., Class A*                              5,892,233
                                                                               --------------

                 TOTAL COMMON STOCKS (COST $1,052,128,504)                      1,227,153,038
                                                                               --------------

                                                                Annual Report 27

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 PRINCIPAL
   AMOUNT                                                                          VALUE
-----------                                                                    --------------
                 SHORT-TERM INVESTMENTS 7.5%

                 REPURCHASE AGREEMENT 7.5%

$99,377,000      Repurchase Agreement dated 9/30/2003, 0.50%
                 due 10/1/2003 with State Street Bank and Trust
                 Co. collateralized by $81,140,000 of United
                 States Treasury Bonds 6.875% due 8/15/2025;
                 value: $101,373,070; proceeds: $99,378,380
                 (cost $99,377,000)                                            $   99,377,000
                                                                               --------------

                 TOTAL SHORT-TERM INVESTMENTS (COST $99,377,000)                   99,377,000
                                                                               --------------

                 TOTAL INVESTMENTS (COST $1,151,505,504) 100.6%                 1,326,530,038

                 LIABILITIES LESS OTHER ASSETS (0.6)%                              (8,188,625)
                                                                               --------------

                 NET ASSETS 100.0%                                             $1,318,341,413
                                                                               ==============

NUMBER OF
CONTRACTS                                                                          VALUE
---------                                                                      --------------
                 CALL OPTIONS WRITTEN 0.0%

  3,000          AmeriCredit Corp., expiring 10/18/03,
                 exercise price $10.00 (premium $457,965)                      $      255,000
                                                                               ==============

*Non-income producing

++Affiliated company (see Note 9).

+++All or a portion of this security has been committed as collateral for open short positions, written options or purchase commitments.

See notes to financial statements.

28 Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 COMMON AND PREFERRED STOCKS 79.5%

                 BIOTECHNOLOGY RESEARCH AND PRODUCTION 4.3%
   5,000         Cephalon, Inc.*                                                $     229,600
   9,200         Ciphergen Biosystems, Inc.*                                          113,620
  12,625         Diversa Corp.*                                                        97,844
  67,300         Harvard Bioscience, Inc.*                                            499,366
   6,450         Neurochem, Inc.* (Canada)                                             77,851
  49,300         QIAGEN N.V.* (Netherlands)                                           523,566
  12,250         Taro Pharmaceutical Industries* (Israel)                             690,410
                                                                                -------------
                                                                                    2,232,257
                                                                                -------------
                 CASINOS AND GAMBLING 0.7%
  14,250         Shuffle Master, Inc.*                                                387,315
                                                                                -------------

                 CHEMICALS 3.6%
  33,775         Cabot Microelectronics Corp.*                                      1,882,619
                                                                                -------------

                 COMMERCIAL SERVICES AND SUPPLIES 1.1%
  15,500         Icon Plc ADR* (Ireland)                                              587,140
                                                                                -------------

                 COMMUNICATIONS TECHNOLOGY 5.7%
  49,625         Remec, Inc.*                                                         506,175
 220,750         Sirenza Microdevices, Inc.*                                          889,623
  47,725         UTStarcom, Inc.*+++ (China)                                        1,518,132
   6,528         Xtera Communications, Inc.*+                                           7,076
                                                                                -------------
                                                                                    2,921,006
                                                                                -------------

                 COMPUTER SERVICES SOFTWARE AND SYSTEMS 11.7%
  56,350         Cognizant Technology Solutions Corp.*                              2,055,085
  54,017         EPIQ Systems, Inc.*                                                  916,128
  10,000         Macrovision Corp.*                                                   184,700
  12,150         Manhattan Associates, Inc.*                                          314,564
  77,220         Nassda Corp.*                                                        607,721
  39,250         OPNET Technologies, Inc.*                                            489,840
  23,850         PDF Solutions, Inc.*                                                 268,313
  53,778         PEC Solutions, Inc.*                                                 793,763
   3,700         QLogic Corp.*                                                        173,937
   6,800         SRA International, Inc., Class A*                                    254,524
                                                                                -------------
                                                                                    6,058,575
                                                                                -------------

                 COMPUTER TECHNOLOGY 1.5%
  60,300         Verisity Ltd.* (Israel)                                              753,750
                                                                                -------------

                                                                Annual Report 29

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 COMPUTERS AND PERIPHERALS 0.5%
  10,600         Komplett ASA (Norway)                                          $     251,765
                                                                                -------------

                 DRUGS AND PHARMACEUTICALS 3.7%
   4,800         Able Laboratories, Inc.*                                              89,808
   3,175         Angiotech Pharmaceuticals, Inc.* (Canada)                            138,589
  11,775         Atrix Laboratories, Inc.*                                            242,447
   7,050         Axcan Pharma, Inc.* (Canada)                                          96,303
  25,550         Connetics Corp.*                                                     461,433
  14,050         ILEX Oncology, Inc.*                                                 233,370
   6,400         Inveresk Research Group, Inc.*                                       128,107
   7,000         Northwest Biotherapeutics, Inc.*+                                      1,680
   1,775         Priority Healthcare Corp.*                                            36,459
  21,650         Shire Pharmaceuticals Group Plc ADR*
                  (United Kingdom)                                                    478,682
                                                                                -------------
                                                                                    1,906,878
                                                                                -------------

                 ELECTRICAL AND ELECTRONICS 1.0%
  18,475         Plexus Corp.*                                                        287,102
   6,100         Power Integrations, Inc.*                                            202,764
                                                                                -------------
                                                                                      489,866
                                                                                -------------

                 ELECTRONIC EQUIPMENT AND COMPONENTS 0.8%
  28,525         Flextronics International Ltd.* (Singapore)                          404,485
                                                                                -------------

                 ELECTRONIC EQUIPMENT AND INSTRUMENTS 2.3%
  14,800         BW Technologies Ltd.* (Canada)                                       246,511
 350,000         Innovalues Precision Ltd. (Singapore)                                301,532
 369,000         Unisteel Technology Ltd. (Singapore)                                 264,562
  31,000         Venture Corporation Ltd. (Singapore)                                 358,485
                                                                                -------------
                                                                                    1,171,090
                                                                                -------------

                 ELECTRONICS 2.0%
 107,025         Sanmina-SCI Corp.*                                                 1,038,143
                                                                                -------------

                 ELECTRONICS--INSTRUMENTS, GAUGES AND METERS 0.3%
  27,925         Intest Corp.*                                                        157,218
                                                                                -------------

                 ELECTRONICS--MEDICAL SYSTEMS 0.3%
  12,500         Endocardial Solutions, Inc.*                                          62,500
   4,575         Possis Medical, Inc.*                                                 71,370
                                                                                -------------
                                                                                      133,870
                                                                                -------------

30 Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 ELECTRONICS--SEMICONDUCTORS/COMPONENTS 8.0%
  19,875         ASE Test Ltd.* (Singapore)                                     $     172,714
  31,000         Genus, Inc.*                                                         127,720
   5,850         Integrated Circuit Systems, Inc.*+++                                 175,734
 126,175         LogicVision, Inc.*                                                   415,116
  51,500         Micrel, Inc.*                                                        627,785
  68,475         Monolithic System Technology, Inc.*                                  575,875
   3,150         Nova Measuring Instruments Ltd.* (Israel)                             14,332
 102,300         O2Micro International Ltd.* (Cayman Islands)                       1,478,235
  47,350         PLX Technology, Inc.*                                                300,009
  20,100         PSi Technologies Holdings, Inc. ADR* (Philippines)                    33,567
  42,750         SiRF Technology Holdings, Inc., Series H*+                           222,300
                                                                                -------------
                                                                                    4,143,387
                                                                                -------------

                 FOOD AND DRUG RETAILING 0.6%
   5,000         Sugi Pharmacy Co. Ltd. (Japan)                                       293,313
                                                                                -------------

                 HEALTH CARE EQUIPMENT AND SUPPLIES 0.5%
   2,450         Straumann Holding AG (Switzerland)                                   255,884
                                                                                -------------

                 HEALTH CARE FACILITIES 2.5%
  23,350         American Healthways, Inc.*                                           980,467
  12,200         Pharmaceutical Product Development, Inc.*                            292,678
                                                                                -------------
                                                                                    1,273,145
                                                                                -------------

                 HEALTH CARE MANAGEMENT SERVICES 0.5%
  13,600         Computer Programs & Systems, Inc.*                                   245,208
                                                                                -------------

                 HEALTH CARE SERVICES 7.3%
 119,518         Accredo Health, Inc.*+++                                           3,345,309
  14,225         Chronimed, Inc.*                                                     129,874
   4,975         Express Scripts, Inc.*                                               304,221
                                                                                -------------
                                                                                    3,779,404
                                                                                -------------

                 MACHINERY--SPECIALTY 0.3%
  10,450         ASML Holding N.V.* (Netherlands)                                     137,209
                                                                                -------------

                                                                Annual Report 31

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 6.6%
  15,755         American Medical Systems Holdings, Inc.*                       $     341,883
   8,900         Biosite, Inc.*                                                       252,582
  31,275         CTI Molecular Imaging, Inc.*                                         461,932
   3,400         Cyberonics, Inc.*                                                    104,924
  49,600         ICU Medical, Inc.*                                                 1,349,616
   3,950         Medamicus, Inc.*                                                      41,119
  17,775         Molecular Devices Corp.*                                             309,640
  12,925         Techne Corp.*                                                        410,886
   6,225         Thoratec Corp.*                                                      105,763
                                                                                -------------
                                                                                    3,378,345
                                                                                -------------

                 MISCELLANEOUS MATERIALS AND COMMODITIES 2.2%
  51,825         Symyx Technologies, Inc.*                                          1,116,311
                                                                                -------------

                 MISCELLANEOUS TECHNOLOGY 0.4%
  11,025         RADWARE Ltd.* (Israel)                                               200,104
                                                                                -------------

                 PHARMACEUTICALS 1.0%
   2,150         Actelion Ltd.* (Switzerland)                                         184,279
   4,200         Dr Reddy's Laboratories Ltd. ADR (India)                              98,490
 117,000         United Drug Plc (Ireland)                                            265,783
                                                                                -------------
                                                                                      548,552
                                                                                -------------

                 PRODUCTION TECHNOLOGY EQUIPMENT 2.0%
  23,850         August Technology Corp.*                                             339,624
   7,475         Nanometrics, Inc.*                                                    90,597
  30,875         Rudolph Technologies, Inc.*                                          596,196
                                                                                -------------
                                                                                    1,026,417
                                                                                -------------

                 SCIENTIFIC EQUIPMENT AND SUPPLIERS 1.3%
  27,425         Biacore International AB ADR (Sweden)                                658,474
                                                                                -------------

                 SEMICONDUCTOR EQUIPMENT AND PRODUCTS 2.9%
  18,525         SEZ Holding AG* (Switzerland)                                        534,173
  69,120         Taiwan Semiconductor Manufacturing Company
                    Ltd. ADR*(Taiwan)                                                 748,569
  48,572         United Microelectronics Corp. ADR* (Taiwan)                          219,060
                                                                                -------------
                                                                                    1,501,802
                                                                                -------------

                 SERVICES--COMMERCIAL 2.9%
  12,525         Kroll, Inc.*                                                         232,965
  72,750         Management Network Group, Inc. (The)*                                181,875
  91,726         Wireless Facilities, Inc.*                                         1,091,539
                                                                                -------------
                                                                                    1,506,379
                                                                                -------------

32 Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 TELECOMMUNICATIONS EQUIPMENT 0.2%
  1,850          Vimpel-Communications ADR* (Russian Federation)                $     112,591
                                                                                -------------

                 UTILITIES--TELECOMMUNICATIONS 0.8%
 14,625          Nextel Communications, Inc., Class A*                                287,966
 15,300          Nextel Partners, Inc., Class A*                                      120,105
                                                                                -------------
                                                                                      408,071
                                                                                -------------

                 TOTAL COMMON AND
                    PREFERRED STOCKS (COST $38,011,700)                            40,960,573
                                                                                -------------

                 WARRANTS 0.0%
  4,275          SiRF Technology Holdings, Inc.*+                                          --
                                                                                -------------

                 TOTAL WARRANTS (COST $0)                                                  --
                                                                                -------------

 PRINCIPAL
  AMOUNT                                                                            VALUE
-----------                                                                     -------------
                 U.S. GOVERNMENT OBLIGATIONS 1.0%
$   503,000      U.S. Treasury Bond, 5.25%, 11/15/28+++                         $     521,116
                                                                                -------------

                 TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $500,801)                    521,116
                                                                                -------------

                 SHORT-TERM INVESTMENTS 19.8%

                 REPURCHASE AGREEMENT 19.8%

 10,216,000      Repurchase Agreement dated 9/30/2003, 0.50%
                 due 10/1/2003 with State Street Bank and Trust
                 Co. collateralized by $8,380,000 of United States
                 Treasury Bonds 6.75% due 8/15/2026; value:
                 $10,422,625; proceeds: $10,216,142
                 (cost $10,216,000)                                                10,216,000
                                                                                -------------

                 TOTAL SHORT-TERM INVESTMENTS (COST $10,216,000)                   10,216,000
                                                                                -------------

                 TOTAL INVESTMENTS (COST $48,728,501) 100.3%                       51,697,689

                                                                Annual Report 33

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

PRINCIPAL
 AMOUNT                                                                             VALUE
---------                                                                       -------------
                 LIABILITIES LESS OTHER ASSETS (0.3)%                           $    (180,621)
                                                                                -------------
                 NET ASSETS 100.0%                                              $  51,517,068
                                                                                =============

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 SECURITIES SOLD SHORT

  2,800          NetScreen Technologies, Inc.*                                  $      62,244
  7,325          Semiconductor HOLDRs Trust                                           251,980
  7,825          Nasdaq-100 Index Tracking Stock*                                     253,687
                                                                                -------------
                 TOTAL SECURITIES SOLD SHORT (PROCEEDS $572,836)                $     567,911
                                                                                =============

*Non-income producing

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

+++All or a portion of this security has been committed as collateral for open short positions, written options or purchase commitments.

ADR American Depositary Receipt

See notes to financial statements.

34 Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

At September 30, 2003, Wasatch Global Science & Technology Fund's investments, excluding short-term investments, were in the following countries:

      COUNTRY                                %
------------------                         -----
Canada                                       1.3
Cayman Islands                               3.6
China                                        3.7
India                                        0.2
Ireland                                      2.1
Israel                                       4.0
Japan                                        0.7
Netherlands                                  1.6
Norway                                       0.6
Philippines                                  0.1
Russian Federation                           0.3
Singapore                                    3.6
Sweden                                       1.6
Switzerland                                  2.3
Taiwan                                       2.3
United Kingdom                               1.2
United States                               70.8
                                           -----
TOTAL                                      100.0%
                                           =====

                                                                Annual Report 35

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 COMMON STOCKS 89.3%

                 AIRLINES 2.1%
  52,350         WestJet Airlines Ltd.* (Canada)                                $     941,707
                                                                                -------------

                 AUTOMOBILES 3.7%
  10,300         Gulliver International Co. Ltd. (Japan)                              632,865
  16,700         USS Co. Ltd. (Japan)                                               1,033,592
                                                                                -------------
                                                                                    1,666,457
                                                                                -------------

                 BANKS 0.8%
  16,780         HDFC Bank Ltd. ADR (India)                                           360,770
                                                                                -------------

                 BANKS--OUTSIDE NEW YORK CITY 0.7%
   7,050         Doral Financial Corp. (Puerto Rico)                                  331,350
                                                                                -------------

                 BEVERAGES 1.7%
  18,940         Baron de Ley* (Spain)                                                761,213
                                                                                -------------

                 BIOTECHNOLOGY RESEARCH AND PRODUCTION 2.4%
   5,150         Neurochem, Inc.* (Canada)                                             62,161
  40,000         QIAGEN N.V.* (Netherlands)                                           424,800
  10,000         Taro Pharmaceuticals Industries Ltd.* (Israel)                       563,600
                                                                                -------------
                                                                                    1,050,561
                                                                                -------------

                 BUILDING PRODUCTS 0.5%
  11,095         Munters AB (Sweden)                                                  240,527
                                                                                -------------

                 COMMERCIAL SERVICES AND SUPPLIES 4.1%
  13,000         Icon Plc ADR* (Ireland)                                              492,440
  37,700         Park24 Co. Ltd. (Japan)                                              710,141
  35,400         Techem AG* (Germany)                                                 609,103
                                                                                -------------
                                                                                    1,811,684
                                                                                -------------

                 COMMUNICATIONS TECHNOLOGY 1.4%
  20,250         UTStarcom, Inc.* (China)                                             644,153
                                                                                -------------

                 COMPUTERS AND PERIPHERALS 2.0%
 120,000         Advantech Co. Ltd. (Taiwan)                                          188,528
 138,800         Gemplus International SA* (Luxembourg)                               239,309
  10,750         Komplett ASA (Norway)                                                255,328
   6,000         Logitech International SA* (Switzerland)                             186,634
                                                                                -------------
                                                                                      869,799
                                                                                -------------

36 Annual Report

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 CONSTRUCTION MATERIALS 0.4%
 131,638         Aggregate Industries Plc (United Kingdom)                      $     186,534
                                                                                -------------

                 DIVERSIFIED FINANCIAL SERVICES 0.8%
  15,500         AWD Holding AG (Germany)                                             348,495
                                                                                -------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES 0.4%
  30,500         Colt Telecom Group Plc ADR* (United Kingdom)                         186,050
                                                                                -------------

                 ELECTRICAL EQUIPMENT 2.1%
 378,000         TechTronic Industries Co., Limited (Hong Kong)                       922,451
                                                                                -------------

                 ELECTRONIC EQUIPMENT AND INSTRUMENTS 3.5%
  25,000         BW Technologies Ltd.* (Canada)                                       416,404
 275,000         Unisteel Technology Ltd. (Singapore)                                 197,167
  81,280         Venture Corporation Ltd. (Singapore)                                 939,925
                                                                                -------------
                                                                                    1,553,496
                                                                                -------------

                 ELECTRONICS--SEMICONDUCTORS/COMPONENTS 2.0%
  44,500         ASE Test Ltd.* (Singapore)                                           386,705
  19,400         ASM International N.V.* (Netherlands)                                286,150
  15,100         O2Micro International Ltd.* (Cayman Islands)                         218,195
                                                                                -------------
                                                                                      891,050
                                                                                -------------

                 FINANCIAL--MISCELLANEOUS 1.6%
  38,500         Home Capital Group Inc., Class B (Canada)                            723,915
                                                                                -------------

                 FOOD AND DRUG RETAILING 2.3%
  32,200         Shoppers Drug Mart Corp.* (Canada)                                   642,403
   6,300         Sugi Pharmacy Co. Ltd. (Japan)                                       369,574
                                                                                -------------
                                                                                    1,011,977
                                                                                -------------

                 FOOD PRODUCTS 1.5%
  54,810         Coolbrands International, Inc.* (Canada)                             646,351
                                                                                -------------

                 HEALTH CARE EQUIPMENT AND SUPPLIES 5.1%
  62,000         Elekta AB, Class B* (Sweden)                                         992,064
   9,450         Straumann Holding AG (Switzerland)                                   986,983
  15,000         Terumo Corp. (Japan)                                                 289,949
                                                                                -------------
                                                                                    2,268,996
                                                                                -------------

                 HEALTH CARE PROVIDERS AND SERVICES 0.8%
  17,800         MEDIDEP SA* (France)                                                 378,434
                                                                                -------------

                                                                Annual Report 37

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 HOTELS, RESTAURANTS AND LEISURE 0.9%
   14,875        Fairmont Hotels & Resorts Inc. (Canada)                        $     383,093
                                                                                -------------

                 HOUSEHOLD DURABLES 3.4%
   13,000        Citizen Electronics Company, Ltd. (Japan)                            979,504
   17,975        Dorel Industries Inc., Class B* (Canada)                             519,217
                                                                                -------------
                                                                                    1,498,721
                                                                                -------------

                 HOUSEHOLD PRODUCTS 1.7%
   22,520        KOSE Corp. (Japan)                                                   743,361
                                                                                -------------

                 INTERNET SOFTWARE AND SERVICES 0.9%
1,025,000        Accord Customer Care Solutions Ltd.* (Singapore)                     400,043
                                                                                -------------

                 LEISURE EQUIPMENT AND PRODUCTS 3.1%
  111,400        Bloomsbury Publishing Plc (United Kingdom)                           470,329
   15,000        Hockey Co. Holdings, Inc. (The)* (Canada)                            196,987
   18,350        Zapf Creation AG (Germany)                                           705,222
                                                                                -------------
                                                                                    1,372,538
                                                                                -------------

                 MACHINERY 1.9%
    9,200        Disco Corp. (Japan)                                                  438,193
   20,100        Singulus Technologies* (Germany)                                     410,708
                                                                                -------------
                                                                                      848,901
                                                                                -------------

                 MEDIA 4.2%
   30,100        Alliance Atlantis Communications, Inc. Class B*
                    (Canada)                                                          474,612
  151,775        HIT Entertainment Plc (United Kingdom)                               602,951
   21,200        JC Decaux SA* (France)                                               298,092
      122        SKY Perfect Communications, Inc.* (Japan)                            147,733
    6,100        TOEI ANIMATION Co., Ltd. (Japan)                                     339,238
                                                                                -------------
                                                                                    1,862,626
                                                                                -------------

                 MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 0.4%
   51,125        Trinity Biotech Plc ADR* (Ireland)                                   188,651
                                                                                -------------

                 MULTILINE RETAIL 0.8%
      160        Can Do Co. Ltd. (Japan)                                              353,052
                                                                                -------------

                 OFFICE ELECTRONICS 1.1%
   10,350        Neopost SA (France)                                                  479,878
                                                                                -------------


38 Annual Report

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 OIL AND GAS 3.1%
  99,720         Cairn Energy Plc* (United Kingdom)                             $     600,861
 159,850         Soco International Plc* (United Kingdom)                             786,480
                                                                                -------------
                                                                                    1,387,341
                                                                                -------------

                 PERSONAL PRODUCTS 0.9%
  24,500         Mega Bloks, Inc.* (Canada)                                           418,052
                                                                                -------------

                 PHARMACEUTICALS 7.4%
  12,200         Actelion Ltd.* (Switzerland)                                       1,045,675
  15,500         Angiotech Pharmaceuticals, Inc.* (Canada)                            675,031
  18,850         Dr. Reddy's Laboratories Ltd. ADR (India)                            442,033
  16,000         Patheon, Inc.* (Canada)                                              162,268
   8,100         Stada Arzneimittel AG (Germany)                                      434,060
 231,000         United Drug Plc (Ireland)                                            520,018
                                                                                -------------
                                                                                    3,279,085
                                                                                -------------

                 REAL ESTATE 0.9%
   4,835         Unibail (Union du Credit-Bail Immobilier) (France)                   380,196
                                                                                -------------

                 SCIENTIFIC EQUIPMENT AND SUPPLIERS 0.9%
  17,500         Biacore International AB ADR (Sweden)                                420,175
                                                                                -------------

                 SEMICONDUCTOR EQUIPMENT AND PRODUCTS 1.1%
  17,195         SEZ Holding AG* (Switzerland)                                        495,822
                                                                                -------------

                 SOFTWARE 1.7%
  75,000         Autonomy Corp Plc* (United Kingdom)                                  260,550
      65         Works Applications Co. Ltd.* (Japan)                                 482,756
                                                                                -------------
                                                                                      743,306
                                                                                -------------

                 SPECIALTY RETAIL 3.7%
   5,640         Bijou Brigitte AG (Germany)                                          224,705
  43,600         Carpetright Plc (United Kingdom)                                     570,354
  12,905         Rodriguez Group (France)                                             838,128
                                                                                -------------
                                                                                    1,633,187
                                                                                -------------

                 TELECOMMUNICATIONS EQUIPMENT 0.5%
   3,550         Vimpel-Communications ADR* (Russian Federation)                      216,053
                                                                                -------------

                                                                Annual Report 39

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 TEXTILES, APPAREL AND LUXURY GOODS 6.3%
  272,500        Esprit Holdings Ltd. (Hong Kong)                               $     828,604
2,483,000        Linmark Group Ltd. (Hong Kong)                                       833,566
    9,000        Puma AG Rudolf Dassler Sport (Germany)                             1,139,566
                                                                                -------------
                                                                                    2,801,736
                                                                                -------------

                 TRADING COMPANIES AND DISTRIBUTORS 0.5%
    5,600        Medion AG (Germany)                                                  219,523
                                                                                -------------

                 UTILITIES--WATER 1.0%
  425,000        Hyflux Ltd. (Singapore)                                              454,611
                                                                                -------------

                 WIRELESS TELECOMMUNICATION SERVICES 3.0%
  318,240        Carphone Warehouse Group Plc (United Kingdom)                        624,195
   14,250        Mobistar SA* (Belgium)                                               716,977
                                                                                -------------
                                                                                    1,341,172
                                                                                -------------

                 TOTAL COMMON STOCKS (COST $32,385,447)                            39,717,093
                                                                                -------------

                 RIGHTS 0.0%

                 PHARMACEUTICALS 0.0%
    8,100        Stada Arzneimittel AG* (Germany)                                      18,117
                                                                                -------------

                 TOTAL RIGHTS (COST $0)                                                18,117
                                                                                -------------

PRINCIPAL
 AMOUNT                                                                             VALUE
----------                                                                      -------------
                 SHORT-TERM INVESTMENTS 12.2%

                 REPURCHASE AGREEMENT 12.2%

$5,430,000       Repurchase Agreement dated 9/30/2003, 0.50%
                 due 10/1/2003 with State Street Bank and Trust
                 Co. collateralized by $4,055,000 of United States
                 Treasury Bonds 7.625% due 11/15/2022; value:
                 $5,540,144; proceeds: $5,430,075
                 (cost $5,430,000)                                              $   5,430,000
                                                                                -------------

                 TOTAL SHORT-TERM INVESTMENTS (COST $5,430,000)                     5,430,000
                                                                                -------------

40 Annual Report

INTERNATIONAL GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 TOTAL INVESTMENTS (COST $37,815,447) 101.5%                    $  45,165,210

                 LIABILITIES LESS OTHER ASSETS (1.5)%                                (683,341)
                                                                                -------------

                 NET ASSETS 100.0%                                              $  44,481,869
                                                                                =============

*Non-income producing

ADR American Depositary Receipt

See notes to financial statements.

At September 30, 2003, Wasatch International Growth Fund's investments, excluding short-term investments, were in the following countries:

     COUNTRY                                 %
------------------                         -----
Belgium                                      1.8
Canada                                      15.8
Cayman Islands                               0.6
China                                        1.6
France                                       6.0
Germany                                     10.4
Hong Kong                                    6.5
India                                        2.0
Ireland                                      3.0
Israel                                       1.4
Japan                                       16.4
Luxembourg                                   0.6
Netherlands                                  1.8
Norway                                       0.6
Puerto Rico                                  0.8
Russian Federation                           0.5
Singapore                                    6.0
Spain                                        1.9
Sweden                                       4.2
Switzerland                                  6.8
Taiwan                                       0.5
United Kingdom                              10.8
                                           -----
TOTAL                                      100.0%
                                           =====

                                                                Annual Report 41

MICRO CAP FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 COMMON STOCKS 88.0%

                 AEROSPACE 0.4%
  96,085         Allied Defense Group, Inc. (The)*                              $   2,028,354
                                                                                -------------

                 AUTO PARTS--AFTER MARKET 0.4%
  94,000         Keystone Automotive Industries, Inc.*                              2,039,800
                                                                                -------------

                 BANKS 0.5%
  92,000         Canadian Western Bank                                              2,383,684
                                                                                -------------

                 BANKS--OUTSIDE NEW YORK CITY 1.6%
  95,000         CommerceWest Bank*++                                               1,311,000
 172,912         Commercial Capital Bancorp, Inc.*                                  2,702,622
 133,975         First State Bancorporation                                         3,967,000
  21,200         Pacific Crest Capital, Inc.                                          450,055
                                                                                -------------
                                                                                    8,430,677
                                                                                -------------

                 BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.5%
 400,000         Savient Pharmaceuticals, Inc.*                                     2,020,000
  96,000         United-Guardian, Inc.                                                758,400
                                                                                -------------
                                                                                    2,778,400
                                                                                -------------

                 CHEMICALS 2.9%
 275,500         Cabot Microelectronics Corp.*                                     15,356,370
                                                                                -------------

                 COMMERCIAL INFORMATION SERVICES 1.2%
 150,525         Encore Capital Group, Inc.*                                        1,761,143
 372,200         SM&A*                                                              4,284,022
                                                                                -------------
                                                                                    6,045,165
                                                                                -------------

                 COMMERCIAL SERVICES AND SUPPLIES 1.6%
 217,900         Icon Plc ADR*                                                      8,254,052
                                                                                -------------

                 COMMUNICATIONS TECHNOLOGY 1.3%
 543,425         FARGO Electronics, Inc.*                                           6,847,155
                                                                                -------------

                 COMPUTER SERVICES SOFTWARE AND SYSTEMS 2.8%
  73,900         IMPAC Medical Systems, Inc.*                                       1,322,071
 216,725         Moldflow Corp.*                                                    2,035,048
 755,744         Nassda Corp.*                                                      5,947,705
  75,625         Opnet Technologies, Inc.*                                            943,800
 160,625         PEC Solutions, Inc.*                                               2,370,825
 264,650         SYKES Enterprises, Inc.*                                           1,751,983
                                                                                -------------
                                                                                   14,371,432
                                                                                -------------

42 Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 COMPUTER TECHNOLOGY 1.4%
  270,350        Qualstar Corp.*                                                $   1,473,408
  440,825        Verisity Ltd.*                                                     5,510,312
                                                                                -------------
                                                                                    6,983,720
                                                                                -------------

                 COMPUTERS AND PERIPHERALS 0.4%
   78,125        Komplett ASA                                                       1,855,582
                                                                                -------------

                 CONSTRUCTION 0.2%
  111,375        Shaw Group, Inc. (The)*                                            1,170,551
                                                                                -------------

                 CONSUMER PRODUCTS 0.6%
  119,550        Yankee Candle Co., Inc.*                                           3,046,134
                                                                                -------------

                 CONTAINERS AND PACKAGING--METAL AND GLASS 0.2%
   47,475        Mobile Mini, Inc.*                                                   915,793
                                                                                -------------

                 COSMETICS 0.2%
  102,125        CCA Industries, Inc.                                                 781,256
                                                                                -------------

                 DRUGS AND PHARMACEUTICALS 1.4%
   89,025        Bradley Pharmaceuticals, Inc.*                                     2,425,931
  209,150        Inveresk Research Group, Inc.*                                     4,151,628
  186,350        Paladin Labs, Inc.*                                                  724,238
                                                                                -------------
                                                                                    7,301,797
                                                                                -------------

                 ELECTRONIC EQUIPMENT AND INSTRUMENTS 1.2%
  298,175        BW Technologies Ltd.*                                              4,966,456
2,000,000        Unisteel Technology Ltd.                                           1,433,941
                                                                                -------------
                                                                                    6,400,397
                                                                                -------------

                 ELECTRONICS 1.2%
  249,050        NU Horizons Electronics Corp.*                                     2,169,226
  219,200        Supertex, Inc.*                                                    3,932,448
                                                                                -------------
                                                                                    6,101,674
                                                                                -------------

                 ELECTRONICS--INSTRUMENTS, GAUGES AND METERS 1.0%
  615,575        Computer Access Technology Corp.*                                  2,597,727
  444,975        inTest Corp.*++                                                    2,505,209
                                                                                -------------
                                                                                    5,102,936
                                                                                -------------

                                                                Annual Report 43

MICRO CAP FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 ELECTRONICS--MEDICAL SYSTEMS 1.9%
  703,341        Endocardial Solutions, Inc.*                                   $   3,516,705
  719,850        IRIDEX Corp.*++                                                    3,203,333
  198,717        Possis Medical, Inc.*                                              3,099,985
                                                                                -------------
                                                                                    9,820,023
                                                                                -------------

                 ELECTRONICS--SEMICONDUCTORS/COMPONENTS 9.3%
  364,500        Advanced Power Technology, Inc.*                                   3,251,340
  435,450        Excel Technology, Inc.*                                           10,886,250
  792,825        Genus, Inc.*                                                       3,266,439
  768,450        LogicVision, Inc.*                                                 2,528,200
  160,775        Micrel, Incorporated*                                              1,959,847
  589,350        Monolithic System Technology, Inc.*                                4,956,434
  106,825        Nova Measuring Instruments Ltd.*                                     486,054
1,057,875        O2Micro International Ltd.*                                       15,286,294
  567,250        PLX Technology, Inc.*                                              3,594,096
1,021,975        PSi Technologies Holdings, Inc. ADR*++                             1,706,698
                                                                                -------------
                                                                                   47,921,652
                                                                                -------------

                 FINANCE COMPANIES 1.2%
   80,000        Saxon Capital, Inc.*                                               1,371,200
  357,850        World Acceptance Corp.*                                            4,848,868
                                                                                -------------
                                                                                    6,220,068
                                                                                -------------

                 FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 0.1%
  133,525        Atlantic Data Services, Inc.*                                        428,615
                                                                                -------------

                 FINANCIAL--MISCELLANEOUS 2.2%
   33,900        First Cash Financial Services, Inc.*                                 679,017
  352,975        Home Capital Group Inc., Class B                                   6,636,980
  169,650        Portfolio Recovery Associates, Inc.*                               4,312,503
                                                                                -------------
                                                                                   11,628,500
                                                                                -------------

                 FOOD PRODUCTS 0.7%
  300,000        Coolbrands International, Inc.*                                    3,537,773
                                                                                -------------

                 HEALTH CARE FACILITIES 1.0%
  126,375        American Healthways, Inc.*                                         5,306,486
                                                                                -------------

44 Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                                           VALUE
---------                                                                       -------------
                 HEALTH CARE MANAGEMENT SERVICES 9.0%
  68,675         AMERIGROUP Corp.*                                              $   3,064,965
 592,325         AmSurg Corp.*                                                     19,540,802
  99,800         Centene Corp.*                                                     3,032,922
 165,000         Computer Programs & Systems, Inc.*                                 2,974,950
 435,406         CorVel Corp.*                                                     15,478,683
 494,239         VitalWorks Inc.*                                                   2,594,755
                                                                                -------------
                                                                                   46,687,077
                                                                                -------------

                 HEALTH CARE SERVICES 4.5%
 268,725         Accredo Health, Inc.*                                              7,521,613
 825,000         Covalent Group, Inc.*++                                            2,004,750
 156,500         Molina Healthcare, Inc.*                                           4,342,875
 315,725         Odyssey HealthCare, Inc.*                                          9,414,919
                                                                                -------------
                                                                                   23,284,157
                                                                                -------------

                 HOME BUILDING 0.5%
  58,300         Meritage Corp.*                                                    2,754,675
                                                                                -------------

                 HOUSEHOLD EQUIPMENT AND PRODUCTS 0.1%
  67,150         Napco Security Systems, Inc.*                                        585,347
                                                                                -------------

                 HOUSEHOLD FURNISHINGS 0.2%
  30,075         Hooker Furniture Corp.                                             1,051,723
                                                                                -------------

                 JEWELRY, WATCHES AND GEMSTONES 0.4%
 154,075         Friedman's, Inc., Class A                                          2,149,346
                                                                                -------------

                 LEISURE TIME 1.2%
 222,225         SCP Pool Corp.*                                                    6,182,300
                                                                                -------------

                 MACHINERY--OIL WELL EQUIPMENT AND SERVICES 0.5%
 180,800         Gulf Island Fabrication, Inc.*                                     2,719,232
                                                                                -------------

                                                                Annual Report 45

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                            VALUE
---------                                                        ------------
             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 8.8%
 146,700     American Medical Systems Holdings, Inc.*            $  3,183,390
 109,950     Biosite Inc.*                                          3,120,381
 182,300     CTI Molecular Imaging, Inc.*                           2,692,571
  95,250     Cyberonics*                                            2,939,415
 233,075     Encision, Inc.*++                                        839,070
 200,000     Encision, Inc.*+ ++                                      648,000
 617,840     ICU Medical, Inc.*                                    16,811,425
  60,000     Invivo Corp.*                                            941,400
  97,950     Medamicus, Inc.*                                       1,024,557
 399,925     Molecular Devices Corp.*                               6,966,693
 103,550     Trinity Biotech Plc ADR*                                 382,100
 178,675     Young Innovations, Inc.                                5,719,387
                                                                 ------------
                                                                   45,268,389
                                                                 ------------
             MEDICAL SERVICES 2.2%
 100,000     America Service Group, Inc.*                           2,100,000
  62,750     Exactech, Inc.*                                        1,025,963
 283,575     RehabCare Group, Inc.*                                 4,834,954
 283,512     U.S. Physical Therapy, Inc.*                           3,467,635
                                                                 ------------
                                                                   11,428,552
                                                                 ------------
             METALS FABRICATING 0.1%
  25,975     Intermagnetics General Corp.*                            580,801
                                                                 ------------

             MISCELLANEOUS MATERIALS AND COMMODITIES 0.8%
 194,025     Symyx Technologies*                                    4,179,299
                                                                 ------------
             PRODUCTION TECHNOLOGY EQUIPMENT 1.7%
 148,300     August Technology Corp.*                               2,111,792
 293,150     Nanometrics, Inc.*                                     3,552,978
 162,900     Rudolph Technologies, Inc.*                            3,145,599
                                                                 ------------
                                                                    8,810,369
                                                                 ------------
             REAL ESTATE INVESTMENT TRUSTS (REIT) 0.7%
 182,425     Anworth Mortgage Asset Corp.                           2,605,029
 132,350     MFA Mortgage Investments, Inc.                         1,259,972
                                                                 ------------
                                                                    3,865,001
                                                                 ------------
             RENTAL AND LEASING SERVICES--CONSUMER 0.5%
 404,400     Rainbow Rentals, Inc.*++                               2,584,116
                                                                 ------------

46 Annual Report

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                            VALUE
---------                                                        ------------
             RETAIL 10.2%
  107,125    AC Moore Arts & Crafts, Inc.*                       $  2,386,745
1,037,850    Big 5 Sporting Goods Corp.*                           15,858,348
  105,475    Cato Corp. (The), Class A                              2,127,431
  148,107    Christopher & Banks Corp.                              3,533,833
  141,650    Global Imaging Systems, Inc.*                          3,484,590
  210,650    Guitar Center, Inc.*                                   6,774,504
  166,162    Hibbett Sporting Goods, Inc.*                          3,974,595
  122,125    Lithia Motors, Inc., Class A                           2,438,836
   73,675    MarineMax, Inc.*                                       1,069,024
  271,525    O'Reilly Automotive, Inc.*                             9,983,974
   41,900    School Specialty, Inc.*                                1,181,999
                                                                 ------------
                                                                   52,813,879
                                                                 ------------
             SAVINGS AND LOANS 0.3%
   25,900    Great Southern Bancorp, Inc.                           1,008,028
   18,200    Harbor Florida Bancshares, Inc.                          485,212
                                                                 ------------
                                                                    1,493,240
                                                                 ------------
             SEMICONDUCTOR EQUIPMENT AND PRODUCTS 0.4%
   75,240    SEZ Holding AG*                                        2,169,563
                                                                 ------------
             SERVICES--COMMERCIAL 4.4%
  127,750    AMN Healthcare Services, Inc.*                         2,074,660
  341,700    Charles River Associates, Inc.*                        9,748,701
   78,775    Management Network Group, Inc.*                          196,938
  382,650    Resources Connection, Inc.*                            9,339,721
   37,603    StarTek, Inc.                                          1,203,296
                                                                 ------------
                                                                   22,563,316
                                                                 ------------
             SHOES 1.5%
  141,325    Finish Line, Class A*                                  3,716,848
  282,975    Maxwell Shoe Co., Class A*                             4,063,521
                                                                 ------------
                                                                    7,780,369
                                                                 ------------
             SPECIALTY RETAIL 0.7%
   85,000    Bijou Brigitte AG                                      3,386,509
                                                                 ------------

                                                                Annual Report 47

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                            VALUE
---------                                                        -------------
             TRUCKERS 1.9%
 134,200     Knight Transportation, Inc.*                        $   3,364,394
  75,675     PAM Transportation Services*                            1,552,851
 426,600     USA Truck, Inc.*                                        4,995,486
                                                                 -------------
                                                                     9,912,731
                                                                 -------------
             TOTAL COMMON STOCKS (COST $320,462,984)               455,308,037
                                                                 -------------

  PRINCIPAL
    AMOUNT                                                             VALUE
------------                                                       -------------
              SHORT-TERM INVESTMENTS 12.5%

              REPURCHASE AGREEMENT 12.5%

$ 64,639,000  Repurchase Agreement dated 9/30/2003, 0.50%
              due 10/1/2003 with State Street Bank and Trust
              Co. collateralized by $45,140,000 of United States
              Treasury Bonds from 8.875% to 9.00% due from
              8/15/2017 to 11/15/2018; value: $65,939,784;
              proceeds: $64,639,898 (cost $64,639,000)             $  64,639,000
                                                                   -------------
              TOTAL SHORT-TERM INVESTMENTS (COST $64,639,000)         64,639,000
                                                                   -------------
              TOTAL INVESTMENTS (COST $385,101,984) 100.5%           519,947,037

              LIABILITIES LESS OTHER ASSETS (0.5)%                    (2,767,889)
                                                                   -------------
              NET ASSETS 100.0%                                    $ 517,179,148
                                                                   =============

*Non-income producing

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

++Affiliated company (see Note 9).

ADR American Depositary Receipt

See notes to financial statements.

48 Annual Report

MICRO CAP VALUE FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        ----------
             COMMON STOCKS 65.5%

             AEROSPACE 0.8%
  25,000     Allied Defense Group, Inc. (The)*                   $  527,750
                                                                 ----------
             AUTO PARTS--AFTER MARKET 0.9%
  30,000     Keystone Automotive Industries, Inc.*                  651,000
                                                                 ----------
             BANKS 1.1%
  30,000     Canadian Western Bank                                  777,288
                                                                 ----------
             BANKS--OUTSIDE NEW YORK CITY 2.6%
  37,500     Bridge Bank National Association*                      375,750
  45,000     Franklin Bank Corp.*+                                  551,250
  40,000     Wilshire State Bank*                                   928,000
                                                                 ----------
                                                                  1,855,000
                                                                 ----------
             BIOTECHNOLOGY RESEARCH AND PRODUCTION 2.4%
  70,000     Harvard Bioscience, Inc.*                              519,400
 160,000     Savient Pharmaceuticals, Inc.*                         808,000
  50,000     United-Guardian, Inc.                                  395,000
                                                                 ----------
                                                                  1,722,400
                                                                 ----------
             COMMERCIAL INFORMATION SERVICES 1.4%
  37,200     Encore Capital Group, Inc.*                            435,240
  50,000     SM&A*                                                  575,500
                                                                 ----------
                                                                  1,010,740
                                                                 ----------
             COMMERCIAL SERVICES AND SUPPLIES 1.0%
  19,575     Icon Plc ADR*                                          741,501
                                                                 ----------
             COMMUNICATIONS TECHNOLOGY 0.9%
  50,000     FARGO Electronics, Inc.*                               630,000
                                                                 ----------
             COMPUTER SERVICES SOFTWARE AND SYSTEMS 1.4%
  83,142     Nassda Corp.*                                          654,328
  50,000     TechTeam Global, Inc.*                                 305,500
                                                                 ----------
                                                                    959,828
                                                                 ----------
             COMPUTER TECHNOLOGY 0.5%
  60,000     Qualstar Corp.*                                        327,000
                                                                 ----------
             COMPUTERS AND PERIPHERALS 1.2%
  35,000     Komplett ASA                                           831,301
                                                                 ----------

                                                                Annual Report 49

MICRO CAP VALUE FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        -----------
             CONSTRUCTION 1.1%
   75,000    Shaw Group, Inc. (The)*                             $   788,250
                                                                 -----------
             CONTAINERS AND PACKAGING--METAL AND GLASS 0.8%
   30,000    Mobile Mini, Inc.*                                      578,700
                                                                 -----------
             COSMETICS 0.9%
   84,000    CCA Industries, Inc.                                    642,600
                                                                 -----------
             DRUGS AND PHARMACEUTICALS 0.3%
   60,000    Paladin Labs, Inc.*                                     233,187
                                                                 -----------
             ELECTRICAL EQUIPMENT AND COMPONENTS 0.1%
    5,400    Image Sensing Systems, Inc.*                             39,636
                                                                 -----------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS 4.0%
  117,175    BW Technologies Ltd.*                                 1,951,688
1,200,000    Unisteel Technology Ltd.                                860,364
                                                                 -----------
                                                                   2,812,052
                                                                 -----------
             ELECTRONICS 1.2%
   40,000    Nu Horizons Electronics Corp.*                          348,400
   50,000    Richardson Electronics Ltd.                             530,000
                                                                 -----------
                                                                     878,400
                                                                 -----------
             ELECTRONICS--INSTRUMENTS, GAUGES AND METERS 2.2%
  120,000    Computer Access Technology Corp.*                       506,400
  123,550    Intest Corp.*                                           695,586
   95,950    Precis, Inc.*                                           325,271
                                                                 -----------
                                                                   1,527,257
                                                                 -----------
             ELECTRONICS--MEDICAL SYSTEMS 1.4%
  111,000    Endocardial Solutions, Inc.*                            555,000
   96,800    IRIDEX Corp.*                                           430,760
                                                                 -----------
                                                                     985,760
                                                                 -----------
             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 5.3%
   61,000    Advanced Power Technology, Inc.*                        544,120
  200,000    Genus, Inc.*                                            824,000
  511,875    LogicVision, Inc.*                                    1,684,069
   30,900    Peak International Ltd.*                                168,096
   80,000    PLX Technology, Inc.*                                   506,880
                                                                 -----------
                                                                   3,727,165
                                                                 -----------

50 Annual Report

MICRO CAP VALUE FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        -----------
             FINANCE COMPANIES 2.0%
100,000      E-Loan, Inc.*                                       $   363,000
 60,000      Saxon Capital, Inc.*                                  1,028,400
                                                                 -----------
                                                                   1,391,400
                                                                 -----------
             FINANCIAL--MISCELLANEOUS 2.0%
 76,800      Home Capital Group, Inc., Class B                     1,444,068
                                                                 -----------
             FOOD PRODUCTS 0.7%
 40,000      Coolbrands International, Inc.*                         471,703
                                                                 -----------
             HEALTH CARE FACILITIES 0.2%
 74,150      Novamed Eyecare, Inc.*                                  147,559
                                                                 -----------
             HEALTH CARE MANAGEMENT SERVICES 1.6%
 61,000      Computer Programs & Systems, Inc.*                    1,099,830
                                                                 -----------
             HEALTH CARE SERVICES 1.3%
182,500      Covalent Group, Inc.*                                   443,475
 30,000      Healthcare Services Group                               495,000
                                                                 -----------
                                                                     938,475
                                                                 -----------
             HOME BUILDING 0.9%
 16,110      Dominion Homes, Inc.*                                   414,510
 20,000      Orleans Homebuilders, Inc.*                             236,400
                                                                 -----------
                                                                     650,910
                                                                 -----------
             HOUSEHOLD EQUIPMENT AND PRODUCTS 0.2%
 20,000      Napco Security Systems, Inc.*                           174,340
                                                                 -----------
             HOUSEHOLD FURNISHINGS 1.2%
 20,000      Chromcraft Revington, Inc.*                             247,000
 25,000      Craftmade International, Inc.                           587,750
                                                                 -----------
                                                                     834,750
                                                                 -----------
             MACHINERY--INDUSTRIAL/SPECIALTY 0.8%
 50,000      Petroleum Development Corp.*                            599,000
                                                                 -----------
             MACHINERY--OIL WELL EQUIPMENT AND SERVICES 0.9%
 40,000      Gulf Island Fabrication, Inc.*                          601,600
                                                                 -----------

                                                                Annual Report 51

MICRO CAP VALUE FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        -----------
             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 7.7%
220,000      Bovie Medical Corp.*                                $   737,000
 21,400      Encision, Inc.*                                          77,040
133,334      Encision, Inc.*+                                        432,002
 85,000      Encore Medical Corp.*                                   578,085
 38,700      ICU Medical, Inc.*                                    1,053,027
 30,000      Invivo Corp.*                                           470,700
145,300      Medamicus, Inc.*                                      1,519,838
107,775      Medical Technology Systems, Inc.*                       495,765
 31,242      Zevex International, Inc.*                              115,283
                                                                 -----------
                                                                   5,478,740
                                                                 -----------
             MEDICAL SERVICES 2.0%
 50,000      America Service Group, Inc.*                          1,050,000
 30,000      U.S. Physical Therapy, Inc.*                            366,930
                                                                 -----------
                                                                   1,416,930
                                                                 -----------
             MULTILINE RETAIL 0.6%
  8,000      GiFi                                                    444,079
                                                                 -----------
             PRODUCTION TECHNOLOGY EQUIPMENT 1.0%
 60,000      Nanometrics, Inc.*                                      727,200
                                                                 -----------
             REAL ESTATE INVESTMENT TRUSTS (REIT) 0.8%
 50,525      Hanover Capital Mortgage Holdings, Inc.                 533,039
                                                                 -----------
             RENTAL AND LEASING SERVICES--CONSUMER 0.6%
 67,100      Rainbow Rentals, Inc.*                                  428,769
                                                                 -----------
             RETAIL 3.6%
 55,000      Big 5 Sporting Goods Corp.*                             840,400
150,000      Danka Business Systems Plc ADR*                         363,300
 25,000      Mothers Work, Inc.*                                     758,750
 50,000      Whitehall Jewellers, Inc.*                              560,500
                                                                 -----------
                                                                   2,522,950
                                                                 -----------
             SERVICES--COMMERCIAL 3.1%
 35,000      4Kids Entertainment, Inc.*                              738,500
 19,000      Charles River Associates, Inc.*                         542,070
200,000      Management Network Group, Inc.*                         500,000
 30,000      Navigant International, Inc.*                           420,300
                                                                 -----------
                                                                   2,200,870
                                                                 -----------

52 Annual Report

MICRO CAP VALUE FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        -----------
             SPECIALTY RETAIL 1.2%
 21,000      Bijou Brigitte AG                                   $   836,667
                                                                 -----------
             TRUCKERS 0.8%
 50,000      USA Truck, Inc.*                                        585,500
                                                                 -----------
             UTILITIES--TELECOMMUNICATIONS 0.8%
 40,000      Yak Communications USA, Inc.*                           534,000
                                                                 -----------
             TOTAL COMMON STOCKS (COST $43,090,005)               46,309,194
                                                                 -----------

  PRINCIPAL
    AMOUNT                                                             VALUE
------------                                                       -------------
              SHORT-TERM INVESTMENTS 35.6%

              U.S. GOVERNMENT OBLIGATIONS 31.8%

$ 22,507,000  U.S. Treasury Bill, 0.76%, 10/2/03                   $ 22,506,527
                                                                   ------------
              REPURCHASE AGREEMENT 3.8%

   2,663,000  Repurchase Agreement dated 9/30/2003, 0.50%
              due 10/1/2003 with State Street Bank and Trust
              Co. collateralized by $2,110,000 of United States
              Treasury Bonds 7.25% due 8/15/2022; value:
              $2,719,537; proceeds: $2,663,037 (cost $2,663,000)      2,663,000
                                                                   ------------
              TOTAL SHORT-TERM INVESTMENTS (COST $25,169,527)        25,169,527

                                                                   ------------
              TOTAL INVESTMENTS (COST $68,259,532) 101.1%            71,478,721

              LIABILITIES LESS OTHER ASSETS (1.1)%                     (772,743)
                                                                   ------------

              NET ASSETS 100.0%                                    $ 70,705,978
                                                                   ============

*Non-income producing

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

ADR American Depositary Receipt

See notes to financial statements.

                                                                Annual Report 53

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        ------------
             COMMON AND PREFERRED STOCKS 91.3%

             AIR TRANSPORT 0.7%
  219,655    Expeditors International of Washington, Inc.        $  7,558,329
                                                                 ------------
             AIRLINES 1.1%
  719,500    WestJet Airlines Ltd.*                                12,942,851
                                                                 ------------
             BANKS--OUTSIDE NEW YORK CITY 2.1%
  179,600    Doral Financial Corp.                                  8,441,200
  288,600    Prosperity Bancshares, Inc.                            6,150,066
  195,975    TCF Financial Corp.                                    9,397,001
                                                                 ------------
                                                                   23,988,267
                                                                 ------------
             BEVERAGE--SOFT DRINKS 0.2%
  122,950    Peet's Coffee & Tea, Inc.*                             2,403,672
                                                                 ------------
             BIOTECHNOLOGY RESEARCH AND PRODUCTION 5.6%
  379,125    Charles River Laboratories International, Inc.*       11,635,346
  768,325    Myriad Genetics, Inc.*                                 8,728,172
1,137,825    QIAGEN N.V.*                                          12,083,702
  317,800    SICOR, Inc.*                                           6,127,184
  441,825    Taro Pharmaceutical Industries Ltd.*                  24,901,257
                                                                 ------------
                                                                   63,475,661
                                                                 ------------
             CHEMICALS 2.5%
  514,425    Cabot Microelectronics Corp.*                         28,674,049
                                                                 ------------
             COMMERCIAL SERVICES AND SUPPLIES 1.4%
  431,975    Icon Plc ADR*                                         16,363,213
                                                                 ------------
             COMMUNICATIONS TECHNOLOGY 1.8%
  634,975    UTStarcom, Inc.*                                      20,198,555
                                                                 ------------
             COMPUTER SERVICES SOFTWARE AND SYSTEMS 6.6%
  130,650    CACI International, Inc., Class A*                     5,598,353
  485,073    Cognizant Technology Solutions Corp.*                 17,690,612
  695,225    Macrovision Corp.*                                    12,840,805
  475,750    Manhattan Associates, Inc.*                           12,317,168
  889,350    Nassda Corp.*                                          6,999,185
  541,248    PEC Solutions, Inc.*                                   7,988,820
  293,950    SRA International, Inc., Class A*                     11,002,549
                                                                 ------------
                                                                   74,437,492
                                                                 ------------

54 Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        ------------
             COMPUTER TECHNOLOGY 1.1%
  967,600    Verisity Ltd.*                                      $ 12,095,000
                                                                 ------------
             CONSUMER PRODUCTS 1.3%
  586,175    Yankee Candle Co., Inc.*                              14,935,739
                                                                 ------------
             DRUGS AND PHARMACEUTICALS 4.7%
  868,275    ILEX Oncology, Inc.*                                  14,422,048
1,056,517    Inveresk Research Group, Inc.*                        20,971,862
  153,525    Medicis Pharmaceutical Corp., Class A*                 8,996,565
  419,380    Priority Healthcare Corp.*                             8,614,065
                                                                 ------------
                                                                   53,004,540
                                                                 ------------
             EDUCATION SERVICES 0.3%
  142,150    Renaissance Learning, Inc.*                            3,354,740
                                                                 ------------
             ELECTRONICS 1.0%
  217,575    Flir Systems, Inc.*                                    5,574,271
  297,925    Semtech Corp.*                                         5,499,696
                                                                 ------------
                                                                   11,073,967
                                                                 ------------
             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 5.5%
  335,225    Cree, Inc.*                                            6,208,367
  404,905    Integrated Circuit Systems, Inc.*                     12,163,346
1,603,775    Micrel, Inc.*                                         19,550,017
  481,400    Monolithic System Technology, Inc.*                    4,048,574
1,301,000    O2Micro International Ltd.*                           18,799,450
  402,480    SiRF Technology Holdings, Inc., Series H*+             2,092,896
                                                                 ------------
                                                                   62,862,650
                                                                 ------------
             ENTERTAINMENT 1.0%
  574,775    Movie Gallery, Inc.*                                  11,294,329
                                                                 ------------
             FINANCIAL INFORMATION SERVICES 1.2%
  295,875    FactSet Research Systems Inc.                         13,122,056
                                                                 ------------
             FINANCIAL--MISCELLANEOUS 0.1%
    9,600    Chicago Mercantile Exchange Holdings, Inc.               660,576
                                                                 ------------
             HEALTH CARE FACILITIES 3.0%
  320,050    American Healthways, Inc.*                            13,438,899
  839,700    Pharmaceutical Product Development, Inc.*             20,144,403
                                                                 ------------
                                                                   33,583,302
                                                                 ------------

                                                                Annual Report 55

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        ------------
             HEALTH CARE MANAGEMENT SERVICES 6.2%
  498,450    AMERIGROUP Corp.*                                   $ 22,245,824
1,011,659    AmSurg Corp.*++                                       33,374,630
  623,250    Orthodontic Centers of America, Inc.*                  4,911,210
  207,875    Pediatrix Medical Group, Inc.*                         9,572,644
                                                                 ------------
                                                                   70,104,308
                                                                 ------------
             HEALTH CARE SERVICES 5.1%
  701,050    Accredo Health, Inc.*                                 19,622,389
  236,550    Lincare Holdings Inc.*                                 8,669,558
  999,543    Odyssey Healthcare, Inc.*                             29,806,372
                                                                 ------------
                                                                   58,098,319
                                                                 ------------
             HOME BUILDING 3.0%
  188,325    Meritage Corp.*                                        8,898,356
   39,635    NVR, Inc.*                                            18,489,728
  217,400    Toll Brothers, Inc.*                                   6,613,308
                                                                 ------------
                                                                   34,001,392
                                                                 ------------
             INSURANCE--MULTI-LINE 1.0%
  195,975    Brown & Brown, Inc.                                    6,032,111
  187,875    Hilb Rogal & Hamilton Co.                              5,831,640
                                                                 ------------
                                                                   11,863,751
                                                                 ------------
             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 5.2%
  272,176    American Medical Systems Holdings, Inc.*               5,906,219
  908,825    CTI Molecular Imaging, Inc.*                          13,423,345
  578,115    ICU Medical, Inc.*                                    15,730,509
  754,063    Techne Corp.*                                         23,971,663
                                                                 ------------
                                                                   59,031,736
                                                                 ------------
             MEDICAL SERVICES 0.3%
  217,850    RehabCare Group, Inc.*                                 3,714,343
                                                                 ------------
             MISCELLANEOUS MATERIALS AND COMMODITIES 0.8%
  421,939    Symyx Technologies, Inc.*                              9,088,566
                                                                 ------------
             REAL ESTATE INVESTMENT TRUSTS (REIT) 2.2%
  348,650    American Financial Realty Trust                        4,915,965
  677,775    Capital Automotive                                    20,678,915
                                                                 ------------
                                                                   25,594,880
                                                                 ------------

56 Annual Report

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                             VALUE
---------                                                        --------------
            RENTAL AND LEASING SERVICES--CONSUMER 0.8%
  268,812   Rent-A-Center, Inc.*                                 $    8,682,644
                                                                 --------------
            RETAIL 14.6%
  318,314   99 Cents Only Stores*                                    10,294,274
  605,425   Big 5 Sporting Goods Corp.*                               9,250,894
  592,873   Chico's FAS, Inc.*                                       18,165,629
  776,275   Christopher & Banks Corp.*                               18,521,922
1,188,294   Dollar Tree Stores, Inc.*                                39,807,849
  491,566   Hibbett Sporting Goods, Inc.*                            11,758,259
1,577,122   O'Reilly Automotive, Inc.*                               57,990,776
                                                                 --------------
                                                                    165,789,603
                                                                 --------------
            SAVINGS AND LOANS 0.6%
  242,968   Harbor Florida Bancshares, Inc.                           6,477,527
                                                                 --------------
            SERVICES--COMMERCIAL 6.3%
  415,019   Charles River Associates Inc.*                           11,840,492
  610,650   Copart, Inc.*                                             6,595,020
  167,550   CoStar Group, Inc.*                                       4,356,300
  618,005   FTI Consulting, Inc.*                                    10,722,387
  274,775   Kroll, Inc.*                                              5,110,815
  566,755   Resources Connection, Inc.*                              13,833,356
  822,900   West Corp.*                                              19,576,791
                                                                 --------------
                                                                     72,035,161
                                                                 --------------
            TRANSPORTATION--MISCELLANEOUS 0.6%
  190,725   C.H. Robinson Worldwide, Inc.                             7,096,877
                                                                 --------------
            TRUCKERS 1.7%
  786,862   Knight Transportation, Inc.*                             19,726,630
                                                                 --------------
            UTILITIES--CABLE TV AND RADIO 0.6%
  945,467   Mediacom Communications Corp.*                            6,334,629
                                                                 --------------
            UTILITIES--TELECOMMUNICATIONS 1.1%
1,524,375   Nextel Partners, Inc., Class A*                          11,966,344
                                                                 --------------
            TOTAL COMMON STOCKS (COST $866,662,886)               1,035,635,698
                                                                 --------------

                                                                Annual Report 57

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                             VALUE
---------                                                          ---------------
             WARRANTS 0.0%

 40,248      SiRF Technology Holdings, Inc.*+                      $       --
                                                                   ----------
             TOTAL WARRANTS (COST $0)                                      --
                                                                   ----------

 PRINCIPAL
   AMOUNT                                                               VALUE
------------                                                       ---------------
              U.S. GOVERNMENT OBLIGATIONS 0.5%

$  5,027,000  U.S. Treasury Bond, 5.25%, 11/15/28+++               $     5,208,052
                                                                   ---------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $5,005,024)        5,208,052
                                                                   ---------------
              SHORT-TERM INVESTMENTS 8.0%

              REPURCHASE AGREEMENT 8.0%

$ 91,009,000  Repurchase Agreement dated 9/30/2003, 0.50%
              due 10/1/2003 with State Street Bank and Trust
              Co. collateralized by $66,665,000 of United States
              Treasury Bonds 8.125% due 8/15/2019; value:
              $92,831,013; proceeds: $91,010,264
              (cost $91,009,000)                                        91,009,000
                                                                   ---------------
              TOTAL SHORT-TERM INVESTMENTS (COST $91,009,000)           91,009,000
                                                                   ---------------

              TOTAL INVESTMENTS (COST $962,676,910) 99.8%            1,131,852,750

              OTHER ASSETS LESS LIABILITIES 0.2%                         2,545,166
                                                                   ---------------

              NET ASSETS 100.0%                                    $ 1,134,397,916
                                                                   ===============

*Non-income producing

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

++Affiliated company (see Note 9).

+++All or a portion of this security has been committed as collateral for open short positions, written options or purchase commitments.

ADR American Depositary Receipt

See notes to financial statements.

58 Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        ------------
             COMMON STOCKS 94.7%

             AEROSPACE 1.5%
 849,521     HEICO Corp., Class A+++                             $  9,514,635
                                                                 ------------
             AUTO AND TRUCK PARTS 0.1%
 143,000     Supreme Industries, Inc., Class A*                       815,100
                                                                 ------------
             AUTO PARTS--AFTER MARKET 2.6%
 465,375     Aftermarket Technology Corp.*                          5,309,929
 534,709     Keystone Automotive Industries, Inc.*                 11,603,185
                                                                 ------------
                                                                   16,913,114
                                                                 ------------
             AUTOMOBILES 0.4%
  77,150     America's Car Mart, Inc.*                              2,310,642
                                                                 ------------
             BANKS--OUTSIDE NEW YORK CITY 3.9%
 511,388     Commercial Capital Bancorp, Inc.*                      7,992,986
  71,225     First Community Bancorp                                2,385,325
 140,250     First State Bancorporation                             4,152,803
 247,650     Nara Bancorp, Inc.                                     4,242,245
 132,675     TCF Financial Corp.                                    6,361,766
                                                                 ------------
                                                                   25,135,125
                                                                 ------------
             COMMERCIAL INFORMATION SERVICES 1.0%
 561,875     SM&A*                                                  6,467,181
                                                                 ------------
             COMPUTER SERVICES SOFTWARE AND SYSTEMS 0.4%
 164,650     SPSS, Inc.*                                            2,777,645
                                                                 ------------
             CONSUMER PRODUCTS 1.2%
  84,300     Jarden Corp.*                                          3,182,325
 249,550     RC2 Corp.*                                             4,793,856
                                                                 ------------
                                                                    7,976,181
                                                                 ------------
             CONTAINERS AND PACKAGING--METAL AND GLASS 2.2%
 730,437     Mobile Mini, Inc.*++                                  14,090,130
                                                                 ------------
             DRUGS AND PHARMACEUTICALS 1.0%
 454,475     Chattem, Inc.*                                         6,308,113
                                                                 ------------
             ELECTRONICS 2.2%
 488,550     Nu Horizons Electronics Corp.*                         4,255,270
 560,925     Supertex, Inc.*                                       10,062,995
                                                                 ------------
                                                                   14,318,265
                                                                 ------------

                                                                Annual Report 59

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        ------------
             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 2.6%
  202,675    Cypress Semiconductor Corp.*                        $  3,583,294
  224,100    Excel Technology, Inc.*                                5,602,500
  118,350    Integrated Device Technology, Inc.*                    1,469,907
  143,475    LSI Logic Corp.*                                       1,289,840
  148,650    Micrel, Inc.*                                          1,812,044
  536,025    Peak International Ltd.*                               2,915,976
                                                                 ------------
                                                                   16,673,561
                                                                 ------------
             ENTERTAINMENT 1.2%
  391,900    Movie Gallery, Inc.*                                   7,700,835
                                                                 ------------
             FINANCE COMPANIES 5.3%
  395,425    Accredited Home Lenders Holding Co.*                   8,584,676
1,204,150    Saxon Capital, Inc.*                                  20,639,131
  194,825    United PanAm Financial Corp.*                          3,391,903
  131,461    World Acceptance Corp.*                                1,781,297
                                                                 ------------
                                                                   34,397,007
                                                                 ------------
             FINANCE--SMALL LOAN 1.1%
  703,025    AmeriCredit Corp.*                                     7,241,157
                                                                 ------------
             FINANCIAL--MISCELLANEOUS 0.7%
  156,870    Fidelity National Financial, Inc.                      4,715,512
                                                                 ------------
             FOOD PRODUCTS 0.8%
  443,525    Coolbrands International, Inc.*                        5,230,302
                                                                 ------------
             FOODS 2.5%
  710,906    NBTY, Inc.*                                           16,599,655
                                                                 ------------
             HEALTH CARE FACILITIES 1.1%
  262,050    Sunrise Senior Living, Inc.*                           6,873,571
                                                                 ------------
             HEALTH CARE MANAGEMENT SERVICES 1.6%
  229,900    Centene Corp.*                                         6,986,661
   65,325    Pacificare Health Systems*                             3,187,860
                                                                 ------------
                                                                   10,174,521
                                                                 ------------
             HEALTH CARE SERVICES 2.9%
  480,625    Apria Healthcare Group Inc.*                          13,159,513
  203,100    Molina Healthcare, Inc.*                               5,636,025
                                                                 ------------
                                                                   18,795,538
                                                                 ------------

60 Annual Report

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        ------------
             HOME BUILDING 3.7%
  34,504     Beazer Homes USA, Inc.*                             $  2,912,138
  88,825     M.D.C. Holdings, Inc.                                  4,796,550
 146,000     Meritage Corp.*                                        6,898,500
  11,490     NVR, Inc.*                                             5,360,085
 142,400     Toll Brothers, Inc.*                                   4,331,808
                                                                 ------------
                                                                   24,299,081
                                                                 ------------
             HOTEL/MOTEL 0.7%
 306,725     Orient-Express Hotels Ltd., Class A*                   4,784,910
                                                                 ------------
             HOUSEHOLD FURNISHINGS 0.5%
  90,775     Hooker Furniture Corp.                                 3,174,402
                                                                 ------------
             INSURANCE--PROPERTY AND CASUALTY 0.6%
 158,900     Direct General Corp.*                                  3,983,623
                                                                 ------------
             INSURANCE--MULTI-LINE 0.9%
 353,125     Hub International Ltd.                                 5,791,250
                                                                 ------------
             INVESTMENT MANAGEMENT COMPANIES 1.6%
 663,375     MCG Capital Corp.                                     10,355,284
                                                                 ------------
             JEWELRY, WATCHES AND GEMSTONES 1.7%
 808,605     Friedman's, Inc., Class A                             11,280,040
                                                                 ------------
             LEISURE TIME 2.2%
 541,725     Action Performance Companies, Inc.                    13,239,759
 164,800     Bally Total Fitness Holding Corp.*+++                  1,425,520
                                                                 ------------
                                                                   14,665,279
                                                                 ------------
             MEDICAL SERVICES 1.7%
 252,650     America Service Group, Inc.*                           5,305,650
  55,175     RehabCare Group, Inc.*                                   940,734
 392,650     U.S. Physical Therapy, Inc.*                           4,802,502
                                                                 ------------
                                                                   11,048,886
                                                                 ------------
             OIL--CRUDE PRODUCERS 0.8%
 195,300     Plains Exploration & Production Co.*                   2,435,391
 223,800     Plains Resources, Inc.*                                2,786,310
                                                                 ------------
                                                                    5,221,701
                                                                 ------------
             OIL--INTEGRATED INTERNATIONAL 1.5%
 674,025     Core Laboratories N.V.*                                9,470,051
                                                                 ------------

                                                                Annual Report 61

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        ------------
             PRODUCTION TECHNOLOGY EQUIPMENT 0.5%
 255,225     Nanometrics Inc.*                                   $  3,093,327
                                                                 ------------
             REAL ESTATE 1.0%
 158,725     LNR Property Corp.                                     6,499,789
                                                                 ------------
             REAL ESTATE INVESTMENT TRUSTS (REIT) 10.6%
 713,000     American Financial Realty Trust                       10,053,300
 383,550     Anworth Mortgage Asset Corp.                           5,477,094
  75,025     Arbor Realty Trust, Inc.* **+                          5,645,631
 394,775     Capital Automotive                                    12,044,585
 396,625     Hanover Capital Mortgage Holdings, Inc.                4,184,394
 103,175     Health Care Property Investors, Inc.                   4,818,273
 382,875     MFA Mortgage Investments, Inc.                         3,644,970
 282,750     Nationwide Health Properties, Inc.                     4,945,297
 360,250     Newcastle Investment Corp.                             8,282,148
 238,950     Redwood Trust, Inc.                                   10,131,480
                                                                 ------------
                                                                   69,227,172
                                                                 ------------
             RECREATIONAL VEHICLES AND BOATS 1.0%
  67,700     Thor Industries, Inc.                                  3,657,154
  67,000     Winnebago Industries, Inc.                             2,986,860
                                                                 ------------
                                                                    6,644,014
                                                                 ------------
             RENTAL AND LEASING SERVICES--COMMERCIAL 1.3%
 514,298     MicroFinancial Inc.                                    1,563,466
 421,900     United Rentals, Inc.*                                  6,788,371
                                                                 ------------
                                                                    8,351,837
                                                                 ------------
             RENTAL AND LEASING SERVICES--CONSUMER 2.1%
 259,750     Rainbow Rentals, Inc.*                                 1,659,802
 373,963     Rent-A-Center, Inc.*                                  12,078,989
                                                                 ------------
                                                                   13,738,791
                                                                 ------------
             RETAIL 15.4%
 660,125     Big 5 Sporting Goods Corp.*                           10,086,710
 431,650     Cato Corp. (The), Class A                              8,706,380
 107,752     Danka Business Systems Plc ADR*                          260,975
 243,450     Genesco Inc.*                                          3,909,807
 682,200     Global Imaging Systems, Inc.*                         16,782,120
 250,075     Group 1 Automotive, Inc.*                              8,637,590
 662,075     Lithia Motors, Inc., Class A                          13,221,638

Annual Report 62

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                            VALUE
---------                                                        -------------
             RETAIL (CONTINUED)
 484,800     MarineMax, Inc.*                                    $   7,034,448
 196,650     O'Reilly Automotive, Inc.*                              7,230,821
 214,700     School Specialty, Inc.*                                 6,056,687
 401,692     Sonic Automotive, Inc., Class A                         9,664,710
 805,568     Whitehall Jewellers, Inc.*++                            9,030,417
                                                                 -------------
                                                                   100,622,303
                                                                 -------------
             SAVINGS AND LOANS 0.5%
 124,350     Washington Federal, Inc.                                3,134,863
                                                                 -------------
             SECURITIES BROKERAGE AND SERVICES 2.0%
 746,711     Friedman, Billings, Ramsey Group, Inc., Class A        12,880,765
                                                                 -------------
             SERVICES--COMMERCIAL 4.9%
 418,075     Adminstaff, Inc.*                                       3,716,687
 359,100     AMN Healthcare Services, Inc.*                          5,831,784
 218,026     Coinstar, Inc.*                                         2,932,450
  81,300     Monro Muffler, Inc.*                                    2,406,480
 666,110     Navigant International, Inc.*                           9,332,201
 235,925     RemedyTemp, Inc., Class A*                              2,831,100
 181,175     World Fuel Services Corp.                               5,085,582
                                                                 -------------
                                                                    32,136,284
                                                                 -------------
             SHOES 1.1%
 195,325     Casual Male Retail Group, Inc.*                         1,443,452
 153,300     Finish Line, Inc. (The), Class A*                       4,031,790
 140,625     Maxwell Shoe Co., Class A*                              2,019,375
                                                                 -------------
                                                                     7,494,617
                                                                 -------------
             TRUCKERS 1.3%
 315,487     Transport Corporation of America, Inc.*                 1,927,625
 472,250     USA Truck, Inc.*++                                      5,530,048
  38,375     Yellow Corp.*                                           1,146,645
                                                                 -------------
                                                                     8,604,318
                                                                 -------------
             UTILITIES--TELECOMMUNICATIONS 0.8%
 653,975     Nextel Partners, Inc., Class A*                         5,133,704
                                                                 -------------
             TOTAL COMMON STOCKS (COST $507,953,123)               616,664,081
                                                                 -------------

                                                                Annual Report 63

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
------------                                                       -------------
              SHORT-TERM INVESTMENTS 5.4%

              REPURCHASE AGREEMENT 5.4%

$ 35,351,000  Repurchase Agreement dated 9/30/2003, 0.50%
              due 10/1/2003 with State Street Bank and Trust
              Co. collateralized by $28,865,000 of United States
              Treasury Bonds 6.875% due 8/15/2025; value:
              $36,062,776; proceeds: $35,351,491
              (cost $35,351,000)                                   $  35,351,000
                                                                   -------------
              TOTAL SHORT-TERM INVESTMENTS (COST $35,351,000)         35,351,000
                                                                   -------------
              TOTAL INVESTMENTS (COST $543,304,123) 100.1%           652,015,081

              LIABILITIES LESS OTHER ASSETS (0.1)%                      (754,226)
                                                                   -------------
              NET ASSETS 100.0%                                    $ 651,260,855
                                                                   =============

 NUMBER
OF SHARES                                                           VALUE
---------                                                        -----------

             SECURITIES SOLD SHORT

 100,000     HEICO Corp. (proceeds $838,487)                     $ 1,360,000
                                                                 ===========

*Non-income producing

**Each unit consists of five shares of common stock and one warrant.

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

++Affiliated company (see Note 9).

+++All or a portion of this security has been committed as collateral for open short positions, written options or purchase commitments.

ADR American Depositary Receipt

See notes to financial statements.

64 Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        ------------
             COMMON AND PREFERRED STOCKS 89.7%

             BANKS--OUTSIDE NEW YORK CITY 1.1%
   64,825    Commerce Bancorp, Inc.                              $  3,105,766
   88,350    Commercial Capital Bancorp, Inc.*                      1,380,910
   29,575    Doral Financial Corp.                                  1,390,025
   10,000    Wilshire State Bank*                                     232,000
                                                                 ------------
                                                                    6,108,701
                                                                 ------------
             BIOTECHNOLOGY RESEARCH AND PRODUCTION 3.2%
   59,050    Cephalon, Inc.*                                        2,711,576
  149,700    Diversa Corp.*                                         1,160,175
   70,850    Neurochem, Inc.*                                         855,159
  369,350    QIAGEN N.V.*                                           3,922,497
  150,380    Taro Pharmaceutical Industries Ltd.*                   8,475,417
                                                                 ------------
                                                                   17,124,824
                                                                 ------------
             CASINOS AND GAMBLING 1.0%
  206,000    Shuffle Master, Inc.*                                  5,599,080
                                                                 ------------
             CHEMICALS 4.3%
  412,200    Cabot Microelectronics Corp.*                         22,976,028
                                                                 ------------
             COMMERCIAL INFORMATION SERVICES 0.8%
  286,525    Encore Capital Group, Inc.*                            3,352,342
   98,825    SM&A*                                                  1,137,476
                                                                 ------------
                                                                    4,489,818
                                                                 ------------
             COMMUNICATIONS TECHNOLOGY 4.4%
  266,975    Remec, Inc.*                                           2,723,145
1,188,275    Sirenza Microdevices, Inc.*                            4,788,748
  507,100    UTStarcom, Inc.*                                      16,130,851
   91,388    Xtera Communications, Inc.*+                              99,065
                                                                 ------------
                                                                   23,741,809
                                                                 ------------

                                                                Annual Report 65

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        ------------
             COMPUTER SERVICES SOFTWARE AND SYSTEMS 11.3%
 541,480     Cognizant Technology Solutions Corp.*               $ 19,747,775
 665,379     EPIQ Systems, Inc.*                                   11,284,828
 138,650     Manhattan Associates, Inc.*                            3,589,649
 629,678     Nassda Corp.*                                          4,955,566
 466,475     OPNET Technologies, Inc.*                              5,821,608
 259,725     PDF Solutions, Inc.*                                   2,921,906
 604,705     PEC Solutions, Inc.*                                   8,925,446
  24,000     QLogic Corp.*                                          1,128,240
  73,000     SRA International, Inc., Class A*                      2,732,390
                                                                 ------------
                                                                   61,107,408
                                                                 ------------
             COMPUTER TECHNOLOGY 1.4%
 594,334     Verisity Ltd.*                                         7,429,175
                                                                 ------------
             DRUGS AND PHARMACEUTICALS 3.9%
 141,450     Atrix Laboratories, Inc.*                              2,912,455
  33,900     Angiotech Pharmaceuticals, Inc.*                       1,479,735
 149,167     Connetics Corp.*                                       2,693,956
  85,875     ILEX Oncology, Inc.*                                   1,426,384
 153,250     Inveresk Research Group, Inc.*                         3,042,012
  29,000     Northwest Biotherapeutics, Inc.*+                          6,960
  60,375     Priority Healthcare Corp.*                             1,240,103
 360,577     Shire Pharmaceuticals Group Plc ADR*                   7,972,357
                                                                 ------------
                                                                   20,773,962
                                                                 ------------
             EDUCATION SERVICES 1.2%
 141,308     Career Education Corp.*                                6,401,252
                                                                 ------------
             ELECTRICAL AND ELECTRONICS 0.4%
 136,900     Plexus Corp.*                                          2,127,426
                                                                 ------------
             ELECTRICAL EQUIPMENT AND COMPONENTS 0.7%
 281,925     Flextronics International Ltd.*                        3,997,697
                                                                 ------------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS 0.4%
 134,000     BW Technologies Ltd.*                                  2,231,928
                                                                 ------------
             ELECTRONICS 0.8%
 423,050     Sanmina-SCI Corp.*                                     4,103,585
                                                                 ------------
             ELECTRONICS--MEDICAL SYSTEMS 0.4%
 145,725     Possis Medical, Inc.*                                  2,273,310
                                                                 ------------

66 Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        ------------
             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 5.9%
   75,925    Integrated Circuit Systems, Inc.*                   $  2,280,787
  292,075    LogicVision, Inc.*                                       960,926
  561,700    Micrel, Inc.*                                          6,847,123
  493,675    Monolithic System Technology, Inc.*                    4,151,807
1,188,675    O2Micro International Ltd.*                           17,176,354
  124,000    SiRF Technology Holdings, Inc., Series H*+               644,800
                                                                 ------------
                                                                   32,061,797
                                                                 ------------
             FINANCIAL--MISCELLANEOUS 0.5%
   97,050    Portfolio Recovery Associates, Inc.*                   2,467,011
                                                                 ------------
             HEALTH CARE FACILITIES 4.5%
  277,408    American Healthways, Inc.*                            11,648,362
  100,675    LifePoint Hospitals, Inc.*                             2,421,234
  104,775    Pharmaceutical Product Development, Inc.*              2,513,552
  267,150    United Surgical Partners International, Inc.*          7,560,345
                                                                 ------------
                                                                   24,143,493
                                                                 ------------
             HEALTH CARE MANAGEMENT SERVICES 7.8%
  380,611    AmSurg Corp.*                                         12,556,357
  195,600    Centene Corp.*                                         5,944,284
  516,375    Pediatrix Medical Group, Inc.*                        23,779,069
                                                                 ------------
                                                                   42,279,710
                                                                 ------------
             HEALTH CARE SERVICES 14.4%
1,428,720    Accredo Health, Inc.*                                 39,989,873
   96,875    Chronimed, Inc.*                                         884,469
  183,625    Express Scripts, Inc.*                                11,228,669
  855,937    Odyssey Healthcare, Inc.*                             25,524,041
                                                                 ------------
                                                                   77,627,052
                                                                 ------------
             HOUSEHOLD FURNISHINGS 0.3%
   66,700    Select Comfort Corp.*                                  1,767,550
                                                                 ------------
             INSURANCE--MULTI-LINE 0.7%
   45,775    Hilb Rogal & Hamilton Co.                              1,420,856
  140,150    Hub International Ltd.                                 2,298,460
                                                                 ------------
                                                                    3,719,316
                                                                 ------------
             MACHINERY--SPECIALTY 0.3%
  117,000    ASML Holding N.V.*                                     1,536,210
                                                                 ------------

                                                                Annual Report 67

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                           VALUE
---------                                                        ------------
             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 3.7%
 113,714     American Medical Systems Holdings, Inc.*            $  2,467,594
 108,175     Biosite, Inc.*                                         3,070,006
 382,825     CTI Molecular Imaging, Inc.*                           5,654,325
  46,700     Cyberonics, Inc.*                                      1,441,162
 134,775     Molecular Devices Corp.*                               2,347,781
 123,000     Techne Corp.*                                          3,910,170
  70,500     Thoratec Corp.*                                        1,197,795
                                                                 ------------
                                                                   20,088,833
                                                                 ------------
             MISCELLANEOUS MATERIALS AND COMMODITIES 2.2%
 556,650     Symyx Technologies, Inc.*                             11,990,241
                                                                 ------------
             MISCELLANEOUS TECHNOLOGY 0.3%
  74,375     RADWARE Ltd.*                                          1,349,906
                                                                 ------------
             PRODUCTION TECHNOLOGY EQUIPMENT 0.9%
 263,325     Rudolph Technologies, Inc.*                            5,084,806
                                                                 ------------
             RETAIL 4.4%
 139,350     99 Cents Only Stores*                                  4,506,579
 295,707     Christopher & Banks Corp.*                             7,055,569
 206,049     Dollar Tree Stores, Inc.*                              6,902,641
 135,975     HOT Topic, Inc.*                                       3,064,877
  60,700     O'Reilly Automotive, Inc.*                             2,231,939
                                                                 ------------
                                                                   23,761,605
                                                                 ------------
             SCIENTIFIC EQUIPMENT AND SUPPLIERS 1.3%
 282,250     Biacore International AB ADR                           6,776,823
                                                                 ------------
             SEMICONDUCTOR EQUIPMENT AND PRODUCTS 0.1%
 147,382     United Microelectronics Corp. ADR*                       664,693
                                                                 ------------

68 Annual Report

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 NUMBER
OF SHARES                                                            VALUE
---------                                                        -------------
             SERVICES--COMMERCIAL 6.5%
   57,475    Advisory Board Co. (The)*                           $   2,612,239
  604,500    AMN Healthcare Services, Inc.*                          9,817,080
   54,525    Corporate Executive Board Co.*                          2,559,949
   44,000    IQ4HIRE, Inc.*+                                               440
  139,000    Kroll, Inc.*                                            2,585,400
  767,744    Management Network Group, Inc. (The)*                   1,919,360
   88,200    Resources Connection, Inc.*                             2,152,785
1,111,574    Wireless Facilities, Inc.*                             13,227,731
                                                                 -------------
                                                                    34,874,984
                                                                 -------------
             UTILITIES--TELECOMMUNICATIONS 0.6%
  387,100    Nextel Partners, Inc., Class A*                         3,038,735
                                                                 -------------
             TOTAL COMMON AND
               PREFERRED STOCKS (COST $413,366,985)                483,718,768
                                                                 -------------
             WARRANTS 0.0%
   12,400    SiRF Technology Holdings, Inc.*+                    $          --
                                                                 -------------
             TOTAL WARRANTS (COST $0)                                       --
                                                                 -------------

                                                                Annual Report 69

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
------------                                                       -------------
              U.S. GOVERNMENT OBLIGATIONS 0.9%
$  4,525,000  U.S. Treasury Bond, 5.25%, 11/15/28+++               $   4,687,972
                                                                   -------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $4,505,219)      4,687,972
                                                                   -------------
              SHORT-TERM INVESTMENTS 10.8%

              REPURCHASE AGREEMENT 10.8%

  58,185,000  Repurchase Agreement dated 9/30/2003, 0.50%
              due 10/1/2003 with State Street Bank and Trust
              Co. collateralized by $46,745,000 of United States
              Treasury Bonds from 6.75% to 7.125% due from
              2/15/2023 to 8/15/2026; value: $59,358,007;
              proceeds: $58,185,808 (cost $58,185,000)                58,185,000
                                                                   -------------
              TOTAL SHORT-TERM INVESTMENTS (COST $58,185,000)         58,185,000
                                                                   -------------
              TOTAL INVESTMENTS (COST $476,057,204) 101.4%           546,591,740

              LIABILITIES LESS OTHER ASSETS (1.4)%                    (7,652,434)
                                                                   -------------

              NET ASSETS 100.0%                                    $ 538,939,306
                                                                   =============

*Non-income producing

+Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

+++All or a portion of this security has been committed as collateral for open short positions, written options or purchase commitments.

ADR American Depositary Receipt

See notes to financial statements.

70 Annual Report

U.S. TREASURY FUND-SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

 PRINCIPAL
   AMOUNT                                                              VALUE
------------                                                       ------------
               U.S. GOVERNMENT OBLIGATIONS 96.2%
$  5,430,000   U.S. Treasury Bond, 7.50%, 11/15/24                 $  7,276,623
   2,755,000   U.S. Treasury Bond, 6.875%, 8/15/25                    3,460,969
   1,750,000   U.S. Treasury Bond, 6.75%, 8/15/26                     2,176,290
     540,000   U.S. Treasury Bond, 6.50%, 11/15/26                      652,957
   3,170,000   U.S. Treasury Bond, 6.625%, 2/15/27                    3,890,928
     800,000   U.S. Treasury Bond, 6.375%, 8/15/27                      954,656
   4,300,000   U.S. Treasury Bond, 6.125%, 11/15/27                   4,980,441
  10,500,000   U.S. Treasury Bond, 5.25%, 11/15/28                   10,878,168
   6,050,000   U.S. Treasury Bond, 5.375%, 2/15/31                    6,492,406
  30,100,000   U.S. Treasury Strip, principal only, 11/15/21         11,623,416
  10,100,000   U.S. Treasury Strip, principal only, 8/15/25           3,128,990
  32,915,000   U.S. Treasury Strip, principal only, 11/15/27          9,039,084
                                                                   ------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (COST $59,381,375)                                  64,554,928
                                                                   ------------
               SHORT-TERM INVESTMENTS 3.1%

               REPURCHASE AGREEMENT 3.1%
   2,078,000   Repurchase Agreement dated 9/30/2003, 0.50%
               due 10/1/2003 with State Street Bank and Trust
               Co. collateralized by $1,450,000 of United States
               Treasury Bonds 8.75% due 8/15/2020; value:
               $2,122,438; proceeds: $2,078,029
               (cost $2,078,000)                                      2,078,000
                                                                   ------------
               TOTAL SHORT-TERM INVESTMENTS (COST $2,078,000)         2,078,000
                                                                   ------------

               TOTAL INVESTMENTS (COST $61,459,375) 99.3%            66,632,928

               OTHER ASSETS LESS LIABILITIES 0.7%                       500,892
                                                                   ------------

               NET ASSETS 100.0%                                   $ 67,133,820
                                                                   ============

               See notes to financial statements.

                                                                Annual Report 71

WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2003

                                                                       CORE           GLOBAL SCIENCE      INTERNATIONAL
                                                                      GROWTH           & TECHNOLOGY           GROWTH
                                                                       FUND                FUND                FUND
--------------------------------------------------------------   ----------------    ----------------    ----------------
ASSETS:
   Investments, at cost
      Nonaffiliated issuers                                      $  1,023,067,064    $     38,512,501    $     32,385,447
      Affiliated issuers                                               29,061,440                  --                  --
      Repurchase agreements                                            99,377,000          10,216,000           5,430,000
                                                                 ----------------    ----------------    ----------------
                                                                 $  1,151,505,504    $     48,728,501    $     37,815,447
                                                                 ================    ================    ================
   Investments, at value
      Nonaffiliated issuers                                      $  1,198,813,307    $     41,481,689    $     39,735,210
      Affiliated issuers                                               28,339,731                  --                  --
      Repurchase agreements                                            99,377,000          10,216,000           5,430,000
   Cash                                                                     5,842                 995                 578
   Foreign currency on deposit (cost of $0, $0 and $74,353,
     respectively)                                                             --                  --              74,406
   Receivable for investment securities sold                            4,399,164           4,537,691                  --
   Receivable from broker for securities sold short                            --             576,125                  --
   Capital shares receivable                                              839,792             269,941             219,416
   Interest and dividends receivable                                    1,201,867              10,575              15,787
   Unrealized appreciation on foreign currency contracts                     --                  --                 2,685
   Prepaid expenses and other assets                                       18,403               8,221               9,035
                                                                 ----------------    ----------------    ----------------
      Total Assets                                                  1,332,995,106          57,101,237          45,487,117
                                                                 ----------------    ----------------    ----------------
LIABILITIES:
   Call options written, at value (premiums of $457,965, $0
   and $0, respectively)                                                  255,000                  --                  --
   Securities sold short, at value (proceeds of $0, $572,836
     and $0, respectively)                                                     --             567,911                  --
   Payable for securities purchased                                    11,240,190           4,795,241             915,139
   Capital shares payable                                               1,633,820             129,813               5,158
   Payable to Advisor                                                   1,111,669              49,608              52,831
   Unrealized depreciation on foreign currency contracts                       --                  --                 415
   Accrued expenses                                                       413,014              41,596              31,705
                                                                 ----------------    ----------------    ----------------
      Total Liabilities                                                14,653,693           5,584,169           1,005,248
                                                                 ----------------    ----------------    ----------------
NET ASSETS                                                       $  1,318,341,413    $     51,517,068    $     44,481,869
                                                                 ================    ================    ================
NET ASSETS CONSIST OF:
   Capital stock                                                 $        393,085    $         48,010    $         36,870
   Paid-in capital in excess of par                                 1,228,280,777          50,616,759          38,600,936
   Undistributed net investment loss                                           --                (632)             (2,271)
   Undistributed net realized loss on investments and foreign
     currency translations                                            (85,561,585)         (2,121,182)         (1,502,967)
   Net unrealized appreciation on investments and foreign
     currency translations                                            175,229,136           2,974,113           7,349,301
                                                                 ----------------    ----------------    ----------------
   Net Assets                                                    $  1,318,341,413    $     51,517,068    $     44,481,869
                                                                 ================    ================    ================
CAPITAL STOCK, $.01 PAR VALUE:
   Authorized                                                      10,000,000,000      10,000,000,000      10,000,000,000
   Issued and outstanding                                              39,308,535           4,801,013           3,686,985

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE   $          33.54    $          10.73    $          12.06
                                                                 ================    ================    ================

See notes to financial statements.

                                                           Annual Report 72 & 73

WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2003

                                                                      MICRO             MICRO CAP           SMALL CAP
                                                                       CAP                VALUE               GROWTH
                                                                       FUND                FUND                FUND
--------------------------------------------------------------   ----------------    ----------------    ----------------
ASSETS:
   Investments, at cost
      Nonaffiliated issuers                                      $    298,378,771    $     65,596,532    $    853,750,434
      Affiliated issuers                                               22,084,213                  --          17,917,476
      Repurchase agreements                                            64,639,000           2,663,000          91,009,000
                                                                 ----------------    ----------------    ----------------
                                                                 $    385,101,984    $     68,259,532    $    962,676,910
                                                                 ================    ================    ================
   Investments, at value
      Nonaffiliated issuers                                      $    440,505,861    $     68,815,721    $  1,007,469,120
      Affiliated issuers                                               14,802,176                  --          33,374,630
      Repurchase agreements                                            64,639,000           2,663,000          91,009,000
   Cash                                                                   358,030             836,146                 666
   Receivable for investment securities sold                              105,529             150,605           6,609,837
   Capital shares receivable                                                7,354                  --           2,543,092
   Interest and dividends receivable                                       51,986               2,537             258,835
   Prepaid expenses and other assets                                       13,299              16,272              16,191
                                                                 ----------------    ----------------    ----------------
      Total Assets                                                    520,483,235          72,484,281       1,141,281,371
                                                                 ----------------    ----------------    ----------------
LIABILITIES:
   Payable for securities purchased                                     2,025,259           1,591,597           4,573,524
   Capital shares payable                                                 253,176              45,950             976,953
   Payable to Advisor                                                     877,326              96,661             974,336
   Accrued expenses                                                       148,326              44,095             358,642
                                                                 ----------------    ----------------    ----------------
      Total Liabilities                                                 3,304,087           1,778,303           6,883,455
                                                                 ----------------    ----------------    ----------------
NET ASSETS                                                       $    517,179,148    $     70,705,978    $  1,134,397,916
                                                                 ================    ================    ================
NET ASSETS CONSIST OF:
   Capital stock                                                 $        741,247    $        337,657    $        349,759
   Paid-in capital in excess of par                                   340,120,581          67,171,029         962,708,793
   Undistributed net investment loss                                           --             (21,897)                 --
   Undistributed net realized gain on investments and
     foreign currency translations                                     41,472,267                  --           2,163,524
   Net unrealized appreciation on investments and foreign
     currency translations                                            134,845,053           3,219,189         169,175,840
                                                                 ----------------    ----------------    ----------------
   Net Assets                                                    $    517,179,148    $     70,705,978    $  1,134,397,916
                                                                 ================    ================    ================
CAPITAL STOCK, $.01 PAR VALUE:
   Authorized                                                      10,000,000,000      10,000,000,000      10,000,000,000
   Issued and outstanding                                              74,124,707          33,765,664          34,975,903

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE   $           6.98    $           2.09    $          32.43
                                                                 ================    ================    ================

See notes to financial statements.

                                                           Annual Report 74 & 75

WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2003

                                                                    SMALL CAP             ULTRA               U.S.
                                                                      VALUE              GROWTH             TREASURY
                                                                       FUND                FUND               FUND
--------------------------------------------------------------   ----------------    ----------------    ----------------
ASSETS:
   Investments, at cost
      Nonaffiliated issuers                                      $    482,711,669    $    417,872,204    $     59,381,375
      Affiliated issuers                                               25,241,454                  --                  --
      Repurchase agreements                                            35,351,000          58,185,000           2,078,000
                                                                 ----------------    ----------------    ----------------
                                                                 $    543,304,123    $    476,057,204    $     61,459,375
                                                                 ================    ================    ================
   Investments, at value
      Nonaffiliated issuers                                      $    588,013,486    $    488,406,740    $     64,554,928
      Affiliated issuers                                               28,650,595                  --                  --
      Repurchase agreements                                            35,351,000          58,185,000           2,078,000
   Cash                                                                       579                 678                 829
   Receivable for investment securities sold                           57,781,361           1,784,634                  --
   Receivable from broker for securities sold short                       910,479                  --                  --
   Capital shares receivable                                              376,517             121,651              61,519
   Interest and dividends receivable                                      900,749             102,363             588,955
   Prepaid expenses and other assets                                       19,333              14,717              10,039
                                                                 ----------------    ----------------    ----------------
      Total Assets                                                    712,004,099         548,615,783          67,294,270
                                                                 ----------------    ----------------    ----------------
LIABILITIES:
   Securities sold short, at value (proceeds of $838,487, $0
     and $0, respectively)                                              1,360,000                  --                  --
   Payable for securities purchased                                    57,795,635           8,423,400                  --
   Capital shares payable                                                 542,281             462,783             108,711
   Payable to Advisor                                                     823,124             584,714              11,204
   Accrued expenses                                                       222,204             205,580              40,535
                                                                 ----------------    ----------------    ----------------
      Total Liabilities                                                60,743,244           9,676,477             160,450
                                                                 ----------------    ----------------    ----------------
NET ASSETS                                                       $    651,260,855    $    538,939,306    $     67,133,820
                                                                 ================    ================    ================
NET ASSETS CONSIST OF:
   Capital stock                                                 $      1,410,919    $        211,923    $         49,059
   Paid-in capital in excess of par                                   541,516,075         470,772,585          66,555,520
   Undistributed net investment income                                         --                  --           2,503,722
   Undistributed net realized gain (loss) on investments and
     foreign currency translations                                        144,416          (2,579,738)         (7,148,034)
   Net unrealized appreciation on investments and foreign
     currency translations                                            108,189,445          70,534,536           5,173,553
                                                                 ----------------    ----------------    ----------------
   Net Assets                                                    $    651,260,855    $    538,939,306    $     67,133,820
                                                                 ================    ================    ================
CAPITAL STOCK, $.01 PAR VALUE:
   Authorized                                                      10,000,000,000      10,000,000,000      10,000,000,000
   Issued and outstanding                                             141,091,873          21,192,307           4,905,941

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE   $           4.62    $          25.43    $          13.68
                                                                 ================    ================    ================

See notes to financial statements.

                                                           Annual Report 76 & 77

WASATCH FUNDS-STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2003

                                                                        CORE          GLOBAL SCIENCE      INTERNATIONAL
                                                                       GROWTH         & TECHNOLOGY            GROWTH
                                                                        FUND               FUND                FUND
--------------------------------------------------------------   ----------------    ----------------    ----------------
INVESTMENT INCOME:
   Interest                                                      $        360,721    $         20,790    $         15,688
   Dividends(1)                                                        13,300,701               4,884             170,143
                                                                 ----------------    ----------------    ----------------
                                                                       13,661,422              25,674             185,831
                                                                 ----------------    ----------------    ----------------
EXPENSES:
   Investment advisory fee                                             11,125,512             491,000             335,475
   Shareholder servicing fees                                           1,411,335              80,670              51,863
   Fund administration and accounting fees                                860,152              56,061              37,930
   Reports to shareholders                                                243,860              17,101              10,447
   Custody fees                                                            51,703               6,823              32,212
   Federal and state registration fees                                     63,853              18,168              19,516
   Legal fees                                                              79,777               4,695               2,678
   Directors' fees                                                         28,500                 755                 533
   Audit fees                                                              18,042              18,042              17,958
   Other                                                                   51,643               3,209               5,050
                                                                 ----------------    ----------------    ----------------
   Total expenses before reimbursement                                 13,934,377             696,524             513,662
   Reimbursement of expenses by Advisor                                        --             (56,945)            (76,716)
   Waiver of administration fees by Advisor                               (33,826)               (975)               (632)
   Waiver of fees by Accounting Agent                                     (10,538)               (304)               (197)
                                                                 ----------------    ----------------    ----------------
   Net expenses                                                        13,890,013             638,300             436,117
                                                                 ----------------    ----------------    ----------------
NET INVESTMENT LOSS                                                      (228,591)           (612,626)           (250,286)
                                                                 ----------------    ----------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments+                           (76,727,660)             82,567          (1,299,298)
   Net realized gain on short positions                                        --              11,415                  --
   Change in unrealized appreciation (depreciation)
      on investments and foreign currency translations                385,705,494          15,374,035           9,025,174
                                                                 ----------------    ----------------    ----------------
   Net gain on investments                                            308,977,834          15,468,017           7,725,876
                                                                 ----------------    ----------------    ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $    308,749,243    $     14,855,391    $      7,475,590
                                                                 ================    ================    ================

(1) Net of $4,265, $2,731 and $20,097 in foreign withholding taxes, respectively.

 +  See Note 9 for information on affiliated issuers.

    See notes to financial statements.

                                                           Annual Report 78 & 79

WASATCH FUNDS-STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2003

                                                                      MICRO              MICRO CAP          SMALL CAP
                                                                       CAP                 VALUE              GROWTH
                                                                      FUND                 FUND*               FUND
--------------------------------------------------------------   ----------------    ----------------    ----------------
INVESTMENT INCOME:
   Interest                                                      $        130,750    $         36,669    $        398,840
   Dividends(1)                                                           340,136              28,225           1,218,047
                                                                 ----------------    ----------------    ----------------
                                                                          470,886              64,894           1,616,887
                                                                 ----------------    ----------------    ----------------
EXPENSES:
   Investment advisory fee                                              8,189,431             242,914           9,031,886
   Shareholder servicing fees                                             406,806              30,397           1,129,605
   Fund administration and accounting fees                                384,866               5,659             718,068
   Reports to shareholders                                                 66,832               7,978             221,382
   Custody fees                                                            41,716               1,188              64,496
   Federal and state registration fees                                     39,498              21,151              59,977
   Legal fees                                                              28,648              12,500              62,206
   Directors' fees                                                          9,989                 275              22,066
   Audit fees                                                              18,042               9,500              18,042
   Other                                                                   18,144                 527              39,398
                                                                 ----------------    ----------------    ----------------
   Total expenses before reimbursement                                  9,203,972             332,089          11,367,126
   Reimbursement of expenses by Advisor                                        --             (28,446)                 --
   Waiver of administration fees by Advisor                               (12,593)                 --             (28,005)
   Waiver of fees by Accounting Agent                                      (3,923)                 --              (8,724)
                                                                 ----------------    ----------------    ----------------
   Net expenses                                                         9,187,456             303,643          11,330,397
                                                                 ----------------    ----------------    ----------------
NET INVESTMENT LOSS                                                    (8,716,570)           (238,749)         (9,713,510)
                                                                 ----------------    ----------------    ----------------
REALIZED AND UNREALIZED GAIN:
   Net realized gain on investments+                                   51,800,078             192,165          16,297,720
   Change in unrealized appreciation (depreciation) on
     investments and foreign currency translations                    120,439,212           3,219,189         268,022,826
                                                                 ----------------    ----------------    ----------------
   Net gain on investments                                            172,239,290           3,411,354         284,320,546
                                                                 ----------------    ----------------    ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $    163,522,720    $      3,172,605    $    274,607,036
                                                                 ================    ================    ================

*Inception date of the Fund was July 28, 2003.

(1)Net of $12,081, $5,459 and $10,080 in foreign withholding taxes, respectively.

+See Note 9 for information on affiliated issuers.

See notes to financial statements.

                                                           Annual Report 80 & 81

WASATCH FUNDS-STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2003

                                                                    SMALL CAP             ULTRA                 U.S.
                                                                      VALUE               GROWTH              TREASURY
                                                                      FUND                 FUND                 FUND
--------------------------------------------------------------   ----------------    ----------------    ----------------
INVESTMENT INCOME:
   Interest                                                      $        149,450    $        223,151    $      4,029,805
   Dividends(1)                                                         6,762,687              83,166                  --
                                                                 ----------------    ----------------    ----------------
                                                                        6,912,137             306,317           4,029,805
                                                                 ----------------    ----------------    ----------------
EXPENSES:
   Investment advisory fee                                              7,660,092           5,146,266             371,961
   Shareholder servicing fees                                             687,919             628,133             111,629
   Fund administration and accounting fees                                458,517             383,757             111,394
   Reports to shareholders                                                155,964             165,182              16,025
   Custody fees                                                            35,229              27,062               6,020
   Federal and state registration fees                                     49,252              57,164              25,671
   Legal fees                                                              36,477              31,750               7,042
   Directors' fees                                                         12,205               9,728               2,146
   Audit fees                                                              18,043              18,042              17,813
   Other                                                                   22,472              18,645               5,308
                                                                 ----------------    ----------------    ----------------

   Total expenses before reimbursement                                  9,136,170           6,485,729             675,009
   Reimbursement of expenses by Advisor                                        --                  --            (114,198)
   Waiver of administration fees by Advisor                               (16,068)            (12,526)             (2,193)
   Waiver of fees by Accounting Agent                                      (5,005)             (3,902)               (683)
                                                                 ----------------    ----------------    ----------------

   Net expenses                                                         9,115,097           6,469,301             557,935
                                                                 ----------------    ----------------    ----------------

NET INVESTMENT INCOME (LOSS)                                           (2,202,960)         (6,162,984)          3,471,870
                                                                 ----------------    ----------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on investments+                                    1,455,467           7,732,983             628,994
   Net realized gain on options written                                   304,716                  --                  --
   Net realized gain on short positions                                        --             113,726                  --
   Change in unrealized appreciation (depreciation) on
     investments and foreign currency translations                    189,122,055         161,519,635          (3,356,730)
                                                                 ----------------    ----------------    ----------------
   Net gain (loss) on investments                                     190,882,238         169,366,344          (2,727,736)
                                                                 ----------------    ----------------    ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $    188,679,278    $    163,203,360    $        744,134
                                                                 ================    ================    ================

(1) Net of $7,945, $13,041 and $0 in foreign withholding taxes, respectively.

+See Note 9 for information on affiliated issuers.

See notes to financial statements.

                                                           Annual Report 82 & 83

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS

                                                        CORE GROWTH FUND
                                                YEAR ENDED             YEAR ENDED
                                            SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
-----------------------------------------   ------------------    ------------------
OPERATIONS:
  Net investment loss                       $         (228,591)   $         (247,355)
  Net realized gain (loss) on investments          (76,727,660)            9,783,089
  Net realized gain on short positions                      --                    --
  Change in unrealized appreciation
    (depreciation) on investments                  385,705,494          (256,247,684)
                                            ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from operations                      308,749,243          (246,711,950)
DIVIDENDS PAID FROM:
  Net realized gains                                        --           (69,235,847)
                                            ------------------    ------------------
                                                            --           (69,235,847)
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                      294,903,790           869,576,985
  Shares issued to holders in
    reinvestment of dividends                               --            65,814,411
  Shares redeemed                                 (348,335,931)         (549,711,813)
  Redemption fees                                       79,906               277,880
                                            ------------------    ------------------
  Net increase (decrease)                          (53,352,235)          385,957,463
                                            ------------------    ------------------
TOTAL INCREASE IN NET ASSETS                       255,397,008            70,009,666

NET ASSETS:
  Beginning of period                            1,062,944,405           992,934,739
                                            ------------------    ------------------
  End of period                             $    1,318,341,413    $    1,062,944,405
                                            ==================    ==================
  Undistributed net investment
    loss included in net assets at
    end of period                                           --                    --
                                            ==================    ==================

                                                         GLOBAL SCIENCE &
                                                         TECHNOLOGY FUND                       INTERNATIONAL GROWTH FUND
                                                YEAR ENDED            YEAR ENDED            YEAR ENDED           PERIOD ENDED
                                            SEPTEMBER 30, 2003    SEPTEMBER 30, 2002    SEPTEMBER 30, 2003    SEPTEMBER 30, 2002*
-----------------------------------------   ------------------    ------------------    ------------------    ------------------
OPERATIONS:
  Net investment loss                       $         (612,626)   $         (499,821)   $         (250,286)   $          (56,572)
  Net realized gain (loss) on investments               82,567            (1,990,071)           (1,299,298)             (205,925)
  Net realized gain on short positions                  11,415                    --                    --                    --
  Change in unrealized appreciation
    (depreciation) on investments                   15,374,035            (8,949,752)            9,025,174            (1,675,873)
                                            ------------------    ------------------    ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from operations                       14,855,391           (11,439,644)            7,475,590            (1,938,370)
DIVIDENDS PAID FROM:
  Net realized gains                                        --              (250,799)                   --                    --
                                            ------------------    ------------------    ------------------    ------------------
                                                            --              (250,799)                   --                    --
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                       31,899,054            48,305,025            29,443,047            22,263,074
  Shares issued to holders in
    reinvestment of dividends                               --               246,587                    --                    --
  Shares redeemed                                  (16,089,720)          (26,786,154)          (10,538,025)           (2,256,827)
  Redemption fees                                       41,099                87,841                13,571                19,799
                                            ------------------    ------------------    ------------------    ------------------
  Net increase (decrease)                           15,850,433            21,853,299            18,918,593            20,026,046
                                            ------------------    ------------------    ------------------    ------------------
TOTAL INCREASE IN NET ASSETS                        30,705,824            10,162,856            26,394,183            18,087,676

NET ASSETS:
  Beginning of period                               20,811,244            10,648,388            18,087,686                    10
                                            ------------------    ------------------    ------------------    ------------------
  End of period                             $       51,517,068    $       20,811,244    $       44,481,869    $       18,087,686
                                            ==================    ==================    ==================    ==================
  Undistributed net investment
    loss included in net assets at
    end of period                           $             (632)                   --    $           (2,271)                  --
                                            ==================    ==================    ==================    ==================

*Inception date of the Fund was June 28, 2002.

See notes to financial statements.

                                                           Annual Report 84 & 85

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS

                                                         MICRO CAP FUND
                                                YEAR ENDED            YEAR ENDED
                                            SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
-----------------------------------------   ------------------    ------------------
OPERATIONS:
  Net investment loss                       $       (8,716,570)   $       (9,333,660)
  Net realized gain (loss) on investments           51,800,078            40,208,415
  Change in unrealized appreciation
    (depreciation) on investments                  120,439,212           (36,785,111)
                                            ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from operations                      163,522,720            (5,910,356)

DIVIDENDS PAID FROM:
  Net realized gains                               (22,295,887)          (35,303,570)
                                            ------------------    ------------------
                                                   (22,295,887)          (35,303,570)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                       97,787,052           110,625,684
  Shares issued to holders in
    reinvestment of dividends                       21,092,296            33,474,821
  Shares redeemed                                  (70,506,908)          (98,909,527)
  Redemption fees                                       32,043                31,055
                                            ------------------    ------------------
  Net increase                                      48,404,483            45,222,033
                                            ------------------    ------------------

TOTAL INCREASE IN NET ASSETS                       189,631,316             4,008,107

NET ASSETS:
  Beginning of period                              327,547,832           323,539,725
                                            ------------------    ------------------
  End of period                             $      517,179,148    $      327,547,832
                                            ==================    ==================
  Undistributed net investment
    loss included in net assets at
    end of period                                           --                    --
                                            ==================    ==================

                                            MICRO CAP VALUE FUND             SMALL CAP GROWTH FUND
                                               PERIOD ENDED             YEAR ENDED            YEAR ENDED
                                            SEPTEMBER 30, 2003*     SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
-----------------------------------------   --------------------    ------------------    ------------------
OPERATIONS:
  Net investment loss                       $           (238,749)   $       (9,713,510)   $      (10,771,290)
  Net realized gain (loss) on investments                192,165            16,297,720            (4,423,588)
  Change in unrealized appreciation
    (depreciation) on investments                      3,219,189           268,022,826          (101,070,863)
                                            --------------------    ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from operations                          3,172,605           274,607,036          (116,265,741)

DIVIDENDS PAID FROM:
  Net realized gains                                          --               (34,010)           (9,829,740)
                                            --------------------    ------------------    ------------------
                                                              --               (34,010)           (9,829,740)
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                         67,827,227           305,478,301           528,078,202
  Shares issued to holders in
    reinvestment of dividends                                 --                32,547             9,359,244
  Shares redeemed                                       (294,977)         (181,150,831)         (229,454,786)
  Redemption fees                                          1,123                48,034               113,378
                                            --------------------    ------------------    ------------------
  Net increase                                        67,533,373           124,408,051           308,096,038
                                            --------------------    ------------------    ------------------

TOTAL INCREASE IN NET ASSETS                          70,705,978           398,981,077           182,000,557

NET ASSETS:
  Beginning of period                                         --           735,416,839           553,416,282
                                            --------------------    ------------------    ------------------
  End of period                             $         70,705,978    $    1,134,397,916    $      735,416,839
                                            ====================    ==================    ==================
  Undistributed net investment
    loss included in net assets at
    end of period                           $            (21,897)                   --                    --
                                            ====================    ==================    ==================

*Inception date of the Fund was July 28, 2003.

See notes to financial statements.

                                                           Annual Report 86 & 87

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS

                                                      SMALL CAP VALUE FUND
                                                YEAR ENDED            YEAR ENDED
                                            SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
-----------------------------------------   ------------------    ------------------
OPERATIONS:
  Net investment income (loss)              $       (2,202,960)   $       (2,663,791)
  Net realized gain (loss) on investments            1,455,467            (1,360,956)
  Net realized gain on options written                 304,716                    --
  Net realized gain on short positions                      --                    --
  Change in unrealized appreciation
    (depreciation) on investments                  189,122,055           (78,709,569)
                                            ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from operations                      188,679,278           (82,734,316)

DIVIDENDS PAID FROM:
  Net investment income                                     --                    --
  Net realized gains                                        --           (12,959,896)
                                            ------------------    ------------------
                                                            --           (12,959,896)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                      192,079,847           305,503,553
  Shares issued to holders in
    reinvestment of dividends                               --            12,179,592
  Shares redeemed                                 (157,672,444)         (281,090,835)
  Redemption fees                                       91,867                89,200
                                            ------------------    ------------------
  Net increase (decrease)                           34,499,270            36,681,510
                                            ------------------    ------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS            223,178,548           (59,012,702)

NET ASSETS:
  Beginning of period                              428,082,307           487,095,009
                                            ------------------    ------------------
  End of period                             $      651,260,855    $      428,082,307
                                            ==================    ==================
  Undistributed net investment
    income included in net assets at
    end of period                                           --                    --
                                            ==================    ==================

                                                        ULTRA GROWTH FUND                          U.S. TREASURY FUND
                                                YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                            SEPTEMBER 30, 2003    SEPTEMBER 30, 2002    SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
-----------------------------------------   ------------------    ------------------    ------------------    ------------------
OPERATIONS:
  Net investment income (loss)              $       (6,162,984)   $       (4,133,844)   $        3,471,870    $        3,396,742
  Net realized gain (loss) on investments            7,732,983            (2,784,246)              628,994              (404,110)
  Net realized gain on options written                      --                    --                    --                    --
  Net realized gain on short positions                 113,726                    --                    --                    --
  Change in unrealized appreciation
    (depreciation) on investments                  161,519,635           (81,358,019)           (3,356,730)            6,246,564
                                            ------------------    ------------------    ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from operations                      163,203,360           (88,276,109)              744,134             9,239,196

DIVIDENDS PAID FROM:
  Net investment income                                     --                    --            (3,484,505)           (3,600,125)
  Net realized gains                                        --            (4,518,749)                 --                    --
                                            ------------------    ------------------    ------------------    ------------------
                                                            --            (4,518,749)           (3,484,505)           (3,600,125)

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                      221,989,430           397,328,346            47,192,794            45,591,240
  Shares issued to holders in
    reinvestment of dividends                               --             4,240,123             3,362,861             3,477,679
  Shares redeemed                                 (123,834,632)         (117,780,106)          (64,698,707)          (37,089,979)
  Redemption fees                                      177,068               313,641               138,699                65,965
                                            ------------------    ------------------    ------------------    ------------------
  Net increase (decrease)                           98,331,866           284,102,004           (14,004,353)           12,044,905
                                            ------------------    ------------------    ------------------    ------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS            261,535,226           191,307,146           (16,744,724)           17,683,976

NET ASSETS:
  Beginning of period                              277,404,080            86,096,934            83,878,544            66,194,568
                                            ------------------    ------------------    ------------------    ------------------
  End of period                             $      538,939,306    $      277,404,080    $       67,133,820    $       83,878,544
                                            ==================    ==================    ==================    ==================
  Undistributed net investment
    income included in net assets at
    end of period                                           --                    --    $        2,503,722    $        2,516,357
                                            ==================    ==================    ==================    ==================

See notes to financial statements.

                                                           Annual Report 88 & 89

CORE GROWTH FUND-FINANCIAL HIGHLIGHTS

YEAR ENDED SEPTEMBER 30

                                        2003            2002          2001          2000        1999
                                        ----            ----          ----          ----        ----
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $     25.46     $     31.57    $   28.08     $   20.62    $   17.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss                       (0.01)          (0.01)       (0.15)        (0.18)       (0.21)
Net realized and unrealized
  gains (losses) on securities(1)          8.09           (3.96)        5.96          8.12         4.55
                                    -----------     -----------    ---------     ---------    ---------

TOTAL FROM INVESTMENT
  OPERATIONS                              8.08            (3.97)        5.81          7.94         4.34

LESS DISTRIBUTIONS:
  Distributions from
    net realized gains                       --           (2.14)       (2.32)        (0.48)       (0.72)
                                    -----------     -----------    ---------     ---------    ---------
TOTAL DISTRIBUTIONS                          --           (2.14)       (2.32)        (0.48)       (0.72)
                                    -----------     -----------    ---------     ---------    ---------

NET ASSET VALUE,
  END OF PERIOD                     $     33.54     $     25.46    $   31.57     $   28.08    $   20.62
                                    ===========     ===========    =========     =========    =========

TOTAL RETURN                              31.68%         (13.73)%      22.63%        39.50%       27.28%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                    $ 1,318,341     $ 1,062,944    $ 992,935     $ 290,705    $ 173,118
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                     1.25%           1.29%        1.32%         1.38%        1.44%
  Expenses, before waivers
    and reimbursements                     1.25%           1.29%        1.32%         1.38%        1.44%
  Net investment loss,
    net of waivers
    and reimbursements                    (0.02)%         (0.02)%      (0.66)%       (0.86)%      (1.07)%
  Net investment loss,
    before waivers
    and reimbursements                    (0.02)%         (0.02)%      (0.66)%       (0.86)%      (1.07)%
Portfolio turnover rate                      47%             76%          51%           75%          79%

(1) For 2002 and 2001, includes $0.01 and $0.01 in redemption fees, respectively (see Note 2).

See notes to financial statements.

90 Annual Report

GLOBAL SCIENCE & TECHNOLOGY FUND-FINANCIAL HIGHLIGHTS

YEAR ENDED SEPTEMBER 30

                                                  2003          2002          2001(1)
                                                  ----          ----          -------
NET ASSET VALUE, BEGINNING OF PERIOD            $   6.38     $     8.02     $    10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                (0.13)         (0.15)         (0.07)
Net realized and unrealized gains
  (losses) on securities+                           4.48          (1.31)         (1.91)
                                                --------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                    4.35          (1.46)         (1.98)

LESS DISTRIBUTIONS:
Distributions from net realized gains                 --          (0.18)            --
                                                --------     ----------     ----------
TOTAL DISTRIBUTIONS                                   --          (0.18)            --
                                                --------     ----------     ----------

NET ASSET VALUE, END OF PERIOD                  $  10.73     $     6.38     $     8.02
                                                ========     ==========     ==========

TOTAL RETURN(2)                                    68.34%        (18.83)%       (19.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)        $ 51,517     $   20,811     $   10,648
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements       1.95%          1.95%          1.95%(3)
  Expenses, before waivers and reimbursements       2.13%          2.42%          3.58%(3)
  Net investment loss, net of
    waivers and reimbursements                     (1.87)%        (1.90)%        (1.50)%(3)
  Net investment loss, before
    waivers and reimbursements                     (2.05)%        (2.37)%        (3.13)%(3)
Portfolio turnover rate(2)                            88%            95%            94%

+ For 2003, 2002 and 2001, includes $0.01, $0.03 and $0.02 in redemption fees, respectively (see Note 2).

(1)Inception date of the Fund was December 19, 2000.

(2)Not annualized for periods less than a year.

(3)Annualized.

See notes to financial statements.

                                                                Annual Report 91

INTERNATIONAL GROWTH FUND-FINANCIAL HIGHLIGHTS

YEAR ENDED SEPTEMBER 30

                                                  2003         2002(1)
                                                  ----         -------
NET ASSET VALUE, BEGINNING OF PERIOD            $   8.85     $    10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                (0.07)         (0.03)
Net realized and unrealized gains
  (losses) on securities+                           3.28          (1.12)
                                                --------     ----------
TOTAL FROM INVESTMENT OPERATIONS                    3.21          (1.15)

LESS DISTRIBUTIONS:
Distributions from net realized gains                 --             --
                                                --------     ----------
TOTAL DISTRIBUTIONS                                   --             --
                                                --------     ----------

NET ASSET VALUE, END OF PERIOD                  $  12.06     $     8.85
                                                ========     ==========

TOTAL RETURN(2)                                    36.27%        (11.50)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)        $ 44,482     $   18,088
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements       1.95%          1.95%(3)
  Expenses, before waivers and reimbursements       2.30%          4.26%(3)
  Net investment loss, net of
    waivers and reimbursements                     (1.12)%        (1.39)%(3)
  Net investment loss, before
    waivers and reimbursements                     (1.47)%        (3.70)%(3)
Portfolio turnover rate(2)                            62%             3%

+  For 2002, includes $0.01 in redemption fees (see Note 2).

(1)Inception date of the Fund was June 28, 2002.

(2)Not annualized for periods less than a year.

(3)Annualized.

See notes to financial statements.

92 Annual Report

MICRO CAP FUND-FINANCIAL HIGHLIGHTS

YEAR ENDED SEPTEMBER 30

                                     2003         2002          2001           2000          1999
                                     ----         ----          ----           ----          ----
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $   5.01     $   5.64     $     6.53     $     4.41     $    3.59

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment loss                   (0.12)       (0.14)         (0.08)         (0.09)        (0.09)
Net realized and unrealized
  gains on securities                  2.43         0.11           0.74           2.63          1.27
                                   --------     --------     ----------     ----------     ---------
TOTAL FROM INVESTMENT
  OPERATIONS                           2.31        (0.03)          0.66           2.54          1.18

LESS DISTRIBUTIONS:
Distributions from
  net realized gains                  (0.34)       (0.60)         (1.55)         (0.42)        (0.36)
                                   --------     --------     ----------     ----------     ---------
TOTAL DISTRIBUTIONS                   (0.34)       (0.60)         (1.55)         (0.42)        (0.36)
                                   --------     --------     ----------     ----------     ---------

NET ASSET VALUE,
  END OF PERIOD                    $   6.98     $   5.01     $     5.64     $     6.53     $    4.41
                                   ========     ========     ==========     ==========     =========

TOTAL RETURN                          50.28%       (1.41)%        16.32%         63.88%        37.73%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                   $517,179     $327,548     $  323,540     $  244,444     $ 144,875
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                 2.24%        2.28%          2.32%          2.38%         2.46%
  Expenses, before waivers
    and reimbursements                 2.24%        2.28%          2.32%          2.38%         2.46%
  Net investment loss,
    net of waivers and
    reimbursements                    (2.13)%      (2.21)%        (1.76)%        (1.76)%       (2.22)%
  Net investment loss,
    before waivers and
    reimbursements                    (2.13)%      (2.21)%        (1.76)%        (1.76)%       (2.22)%
Portfolio turnover rate                  50%          62%            58%            69%           57%

See notes to financial statements.

                                                                Annual Report 93

MICRO CAP VALUE FUND-FINANCIAL HIGHLIGHTS

PERIOD ENDED SEPTEMBER 30

                                                     2003(1)
                                                     -------
NET ASSET VALUE, BEGINNING OF PERIOD               $     2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                     (0.01)
Net realized and unrealized gains
  on securities                                          0.10
                                                   ----------
TOTAL FROM INVESTMENT OPERATIONS                         0.09

LESS DISTRIBUTIONS:
Distributions from net realized gains                      --
                                                   ----------
TOTAL DISTRIBUTIONS                                        --
                                                   ----------

NET ASSET VALUE, END OF PERIOD                     $     2.09
                                                   ==========

TOTAL RETURN(2)                                          4.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)           $   70,706
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements(3)         2.50%
  Expenses, before waivers and reimbursements(3)         2.73%
  Net investment loss, net of
    waivers and reimbursements(3)                       (1.97)%
  Net investment loss, before
    waivers and reimbursements(3)                       (2.20)%
Portfolio turnover rate(2)                                  4%

(1)Inception date of the Fund was July 28, 2003.

(2)Not annualized for periods less than a year.

(3)Annualized.

See notes to financial statements.

94 Annual Report

SMALL CAP GROWTH FUND-FINANCIAL HIGHLIGHTS

YEAR ENDED SEPTEMBER 30

                                        2003              2002           2001             2000           1999
                                        ----              ----           ----             ----           ----
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $     23.83       $     26.18     $     34.89     $     26.01     $     20.79

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss                       (0.28)            (0.35)          (0.15)          (0.23)          (0.20)
Net realized and unrealized
  gains (losses) on securities+            8.88             (1.55)          (2.71)          11.82            8.49
                                    -----------       -----------     -----------     -----------     -----------
TOTAL FROM INVESTMENT
  OPERATIONS                               8.60             (1.90)          (2.86)          11.59            8.29

LESS DISTRIBUTIONS:
Distributions from
  net realized gains                         --(1)          (0.45)          (5.85)          (2.71)          (3.07)
                                    -----------       -----------     -----------     -----------     -----------
TOTAL DISTRIBUTIONS                          --             (0.45)          (5.85)          (2.71)          (3.07)
                                    -----------       -----------     -----------     -----------     -----------

NET ASSET VALUE,
  END OF PERIOD                     $     32.43       $     23.83     $     26.18     $     34.89     $     26.01
                                    ===========       ===========     ===========     ===========     ===========

TOTAL RETURN                              36.15%            (7.53)%         (8.61)%         49.63%          48.96%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                    $ 1,134,398       $   735,417     $   553,416     $   237,812     $   145,915
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                     1.25%             1.31%           1.36%           1.38%           1.44%
  Expenses, before waivers
    and reimbursements                     1.25%             1.31%           1.36%           1.38%           1.44%
  Net investment loss,
    net of waivers and
    reimbursements                        (1.08)%           (1.25)%         (0.83)%         (0.84)%         (0.79)%
  Net investment loss,
    before waivers and
    reimbursements                        (1.08)%           (1.25)%         (0.83)%         (0.84)%         (0.79)%
Portfolio turnover rate                      63%               51%             40%             72%             46%

+For 2001, includes $0.02 in redemption fees (see Note 2).

(1)Less than $0.005.

See notes to financial statements.

                                                                Annual Report 95

SMALL CAP VALUE FUND-FINANCIAL HIGHLIGHTS

YEAR ENDED SEPTEMBER 30

                                     2003          2002          2001          2000         1999
                                     ----          ----          ----          ----         ----
NET ASSET VALUE, BEGINNING
  OF PERIOD                       $    3.21     $    3.76     $    3.51     $    2.43     $    1.80

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss                   (0.02)        (0.02)           --         (0.02)        (0.04)
Net realized and unrealized
  gains (losses) on securities         1.43         (0.43)         0.56          1.19          0.67
                                  ---------     ---------     ---------     ---------     ---------
TOTAL FROM INVESTMENT
  OPERATIONS                           1.41         (0.45)         0.56          1.17          0.63

LESS DISTRIBUTIONS:
Distributions from
  net realized gains                     --         (0.10)        (0.31)        (0.09)           --
                                  ---------     ---------     ---------     ---------     ---------
TOTAL DISTRIBUTIONS                      --         (0.10)        (0.31)        (0.09)           --
                                  ---------     ---------     ---------     ---------     ---------

NET ASSET VALUE,
  END OF PERIOD                   $    4.62     $    3.21     $    3.76     $    3.51     $    2.43
                                  =========     =========     =========     =========     =========

TOTAL RETURN                          43.93%       (12.35)%       18.04%        49.94%        35.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                  $ 651,261     $ 428,082     $ 487,095     $  46,470     $  16,770
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                 1.78%         1.81%         1.92%         1.95%         1.95%
  Expenses, before waivers
    and reimbursements                 1.78%         1.81%         1.92%         2.09%         2.18%
  Net investment loss,
    net of waivers
    and reimbursements                (0.43)%       (0.44)%       (0.31)%       (1.02)%       (1.54)%
  Net investment loss,
    before waivers
    and reimbursements                (0.43)%       (0.44)%       (0.31)%       (1.16)%       (1.77)%
Portfolio turnover rate                  69%           69%           41%           67%          106%

See notes to financial statements.

96 Annual Report

ULTRA GROWTH FUND - FINANCIAL HIGHLIGHTS

YEAR ENDED SEPTEMBER 30

                                       2003           2002           2001           2000          1999
                                       ----           ----           ----           ----          ----
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $    16.52     $    19.15     $    27.17     $    20.02     $    15.10

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment loss                      (0.29)         (0.25)         (0.21)         (0.25)         (0.34)
Net realized and unrealized
  gains (losses) on securities+           9.20          (1.46)         (2.42)          8.87           6.00
                                    ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT
  OPERATIONS                              8.91          (1.71)         (2.63)          8.62           5.66

LESS DISTRIBUTIONS:
Distributions from
  net realized gains                        --          (0.92)         (5.39)         (1.47)         (0.74)
                                    ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                         --          (0.92)         (5.39)         (1.47)         (0.74)
                                    ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE,
  END OF PERIOD                     $    25.43     $    16.52     $    19.15     $    27.17     $    20.02
                                    ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                             53.93%         (9.74)%       (10.89)%        46.66%         39.86%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                    $  538,939     $  277,404     $   86,097     $   56,282     $   41,205
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                    1.57%          1.71%          1.75%          1.75%          1.75%
  Expenses, before waivers
    and reimbursements                    1.57%          1.71%          1.79%          1.82%          1.78%
  Net investment loss,
    net of waivers and
    reimbursements                       (1.50)%        (1.67)%        (1.39)%        (1.19)%        (1.49)%
  Net investment loss,
    before waivers and
    reimbursements                       (1.50)%        (1.67)%        (1.43)%        (1.26)%        (1.52)%
Portfolio turnover rate                     76%            78%           123%           135%            77%

+For 2003, 2002 and 2001, includes $0.01, $0.02 and $0.07 in redemption fees, respectively (see Note 2).

See notes to financial statements.

                                                                Annual Report 97

U.S. TREASURY FUND - FINANCIAL HIGHLIGHTS

YEAR ENDED SEPTEMBER 30

                                       2003           2002           2001           2000           1999
                                       ----           ----           ----           ----           ----
NET ASSET VALUE, BEGINNING
OF PERIOD                           $    14.04     $    12.97     $    12.00     $    11.68     $    13.42

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                     0.72           0.66           0.65           0.66           0.61
Net realized and unrealized
  gains (losses) on securities+          (0.45)          1.18           0.88           0.39          (2.01)
                                    ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT
  OPERATIONS                              0.27           1.84           1.53           1.05          (1.40)

LESS DISTRIBUTIONS:
Dividends from net
  investment income                      (0.63)         (0.77)         (0.56)         (0.73)         (0.28)
Distributions from
  net realized gains                        --             --             --             --          (0.06)
                                    ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                      (0.63)         (0.77)         (0.56)         (0.73)         (0.34)
                                    ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE,
  END OF PERIOD                     $    13.68     $    14.04     $    12.97     $    12.00     $    11.68
                                    ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                              2.17%         15.38%         12.89%          9.84%        (10.65)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
  (in thousands)                    $   67,134     $   83,879     $   66,195     $   58,198     $   76,999
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                    0.75%          0.75%          0.75%          0.75%          0.75%
  Expenses, before waivers
    and reimbursements                    0.91%          0.98%          0.95%          0.97%          0.95%
  Net investment income,
    net of waivers and
    reimbursements                        4.67%          5.51%          5.34%          5.35%          4.96%
  Net investment income,
    before waivers and
    reimbursements                        4.51%          5.28%          5.14%          5.13%          4.76%
Portfolio turnover rate                     37%            22%            41%            16%            39%

+For 2003, 2002 and 2001, includes $0.03, $0.01 and $0.01 in redemption fees, respectively (see Note 2).

See notes to financial statements.

98 Annual Report

WASATCH FUNDS - NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

1. ORGANIZATION

         Wasatch Funds, Inc. (the "Funds") is an open-end, registered management investment company under the Investment Company Act of 1940. The Core Growth, Global Science & Technology (formerly Global Technology), International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds (collectively the "Equity Funds") are non-diversified portfolios and the Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Fund is a diversified portfolio of Wasatch Funds. Each of the Funds maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Advisor") as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES

         The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the more significant of such policies.

         VALUATION OF SECURITIES-Securities are valued as of the close of the New York Stock Exchange (generally 3:00 p.m. Central Time) on the valuation date. Equity securities are valued at the latest quoted sales price or official closing price taken from the primary market in which each security trades. Securities for which there were no transactions are valued at the closing bid price. Debt securities (other than short-term instruments) are valued at current market value by a commercial pricing service, or by using the last sale or bid price. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Fair value is determined by a designated Pricing Committee under the supervision of the Board of Directors, in accordance with pricing procedures approved by the Board for restricted securities, private placements and other illiquid securities, and other securities for which market value quotations are not readily available or when events or circumstances are identified that may affect the value of securities between the closing of their principal market and the time the Funds' securities are valued.

         FOREIGN CURRENCY TRANSLATIONS-Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rate. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current exchange rate prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Foreign denominated assets may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

         INVESTMENT IN SECURITIES-Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

         SHORT SALES-To a limited extent, the Equity Funds may make short sales of securities. A short sale means a Fund

                                                                Annual Report 99

WASATCH FUNDS - NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

sells a security it does not own in anticipation of a decline in the stock's price. The Fund must borrow the security to deliver to the buyer upon settlement of the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. All short sales must be fully collateralized. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

         OPTION TRANSACTIONS-The Equity Funds may buy and sell put and call options, write covered put and call options on portfolio securities and write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

         Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

         FEDERAL INCOME TAXES-It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income taxes has been made.

         EXPENSES-The Funds are charged for expenses that are directly attributable to them, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are generally allocated among the Funds in proportion to their respective net assets. Directors fees and expenses are paid to the independent Directors of the Funds.

         USE OF MANAGEMENT ESTIMATES-The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

         REDEMPTION FEES-The Funds will deduct a fee of 2.00% from redemption proceeds on shares of the Funds held two months or less. The redemption fee is treated as additional paid-in capital.

3. DISTRIBUTIONS

         Dividends from net investment income are declared and paid at least annually. Distributions of net realized gains, if any, will be declared and paid at least annually. The amount of dividends

100 Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

and distributions from net investment income and net realized gains are deter-mined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. The Funds may utilize earnings and profits distributed to share-holders on redemption of shares as part of the dividends paid deduction.

         To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par value, undistributed net investment income and undistributed net realized gain
(loss) on investments. Accordingly, at September 30, 2003, reclassifications were recorded to increase (decrease) paid-in capital in excess of par by $(1,005,105), $(612,626), $(250,271), $962,483, $(24,687), $(831,042),
$(2,119,131), $0 and $0, increase undistributed net investment income by $228,591, $611,994, $248,015, $8,716,570, $216,852, $9,713,510, $2,202,960,
$6,162,984 and $0 and increase (decrease) undistributed net realized gain (loss) by $776,514, $632, $2,256, $(9,679,053), $(192,165), $(8,882,468), $(83,829),
$(6,162,984) and $0, for the Core Growth, Global Science & Technology, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds, respectively.

4. CAPITAL STOCK

         Transactions in shares of capital stock were as follows:

                             YEAR ENDED SEPTEMBER 30, 2003
                               CORE          GLOBAL SCIENCE   INTERNATIONAL       MICRO
                              GROWTH          & TECHNOLOGY       GROWTH            CAP
                               FUND               FUND             FUND           FUND
                               ----               ----             ----           ----
Shares sold                  10,414,773         3,419,237        2,761,196      16,929,258
Dividends reinvested                 --                --               --       4,859,976
Shares redeemed             (12,861,353)       (1,879,780)      (1,118,048)    (13,017,963)
                             ----------         ---------        ---------      ----------
Net increase (decrease)      (2,446,580)        1,539,457        1,643,148       8,771,271
                              =========         =========        =========      ==========

                               MICRO            SMALL            SMALL            ULTRA            U.S.
                             CAP VALUE        CAP GROWTH       CAP VALUE          GROWTH         TREASURY
                               FUND*             FUND            FUND              FUND            FUND
                               ----              ----            ----              ----            ----
Shares sold                  33,909,091       10,711,482       53,599,577       10,725,440       3,512,714
Dividends reinvested                 --            1,241               --               --         259,080
Shares redeemed                (143,427)      (6,604,251)     (46,012,597)      (6,321,373)     (4,839,225)
                             ----------       ----------      -----------       ----------       ---------
Net increase (decrease)      33,765,664        4,108,472        7,586,980        4,404,067      (1,067,431)
                             ==========       ==========      ===========       ==========      ==========

*Inception date of the Fund was July 28, 2003.

                                                               Annual Report 101

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

                        YEAR ENDED SEPTEMBER 30, 2002
                            CORE        GLOBAL SCIENCE   INTERNATIONAL       MICRO
                           GROWTH        & TECHNOLOGY        GROWTH           CAP
                            FUND             FUND            FUND*           FUND
                            ----             ----            ----            ----
Shares sold               25,736,941       4,717,678       2,287,064       18,440,759
Dividends reinvested       2,098,403          27,973              --        6,140,099
Shares redeemed          (17,535,543)     (2,811,617)       (243,227)     (16,551,410)
                         -----------      ----------       ---------      -----------
Net increase              10,299,801       1,934,034       2,043,837        8,029,448
                         ===========      ==========       =========      ===========

                            SMALL             SMALL           ULTRA            U.S.
                          CAP GROWTH        CAP VALUE         GROWTH         TREASURY
                            FUND              FUND             FUND            FUND
                            ----              ----             ----            ----
Shares sold               17,362,623       72,717,440       17,913,935       3,532,936
Dividends reinvested         339,016        3,261,583          210,301         296,730
Shares redeemed           (7,972,814)     (72,187,448)      (5,831,801)     (2,959,772)
                          ----------      -----------       ----------      ----------
Net increase               9,728,825        3,791,575       12,292,435         869,894
                          ==========       ==========       ==========       =========

*Inception date of the Fund was June 28, 2002.

5. PURCHASES AND SALES OF SECURITIES

         Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 2003 are summarized below:

                  CORE          GLOBAL SCIENCE     INTERNATIONAL        MICRO
                 GROWTH          & TECHNOLOGY         GROWTH             CAP
                  FUND               FUND              FUND             FUND
                  ----               ----              ----             ----
Purchases     $ 492,196,057      $ 31,093,998      $ 29,728,043      $ 190,368,610
Sales         $(616,175,811)     $(25,476,825)     $(12,171,076)     $(234,666,397)

                  MICRO              SMALL             SMALL            ULTRA
                CAP VALUE         CAP GROWTH         CAP VALUE         GROWTH
                  FUND*              FUND              FUND             FUND
                  ----               ----              ----             ----
Purchases     $ 44,465,297      $ 569,550,199      $ 347,705,571      $ 322,672,475
Sales         $ (1,567,231)     $(523,519,734)     $(334,261,859)     $(281,807,535)

*Inception date of the Fund was July 28, 2003.

         Purchases of U.S. Government securities in the Global Science & Technology, Small Cap Growth and Ultra Growth Funds were $500,801, $5,005,024 and $4,505,219, respectively.

         Purchases and sales of U.S. Government securities in the U.S. Treasury Fund were $26,862,076 and $40,165,025, respectively.

102 Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

6. OPTION CONTRACTS WRITTEN

         The premium amount and the number of option contracts written during the year ended September 30, 2003, were as follows:

                                                 PREMIUM      NUMBER OF
                                                 AMOUNT       CONTRACTS
                                                 ------       ---------
CORE GROWTH FUND
  Options outstanding at September 30, 2002     $      --          --
  Options written                                 457,965       3,000
  Options closed                                       --          --
  Options expired                                      --          --
                                                ---------      ------
  Options outstanding at September 30, 2003     $ 457,965       3,000

GLOBAL SCIENCE & TECHNOLOGY FUND
  Options outstanding at September 30, 2002     $      --          --
  Options written                                  41,648         310
  Options closed                                  (41,648)       (310)
  Options expired                                      --          --
                                                ---------      ------
  Options outstanding at September 30, 2003     $      --          --

SMALL CAP VALUE FUND
  Options outstanding at September 30, 2002     $      --          --
  Options written                                 310,354       2,445
  Options closed                                 (129,636)       (895)
  Options expired                                (180,718)     (1,550)
                                                ---------      ------
  Options outstanding at September 30, 2003     $      --          --

                                                               Annual Report 103

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

7. FEDERAL INCOME TAX INFORMATION

         At September 30, 2003, the cost of securities, excluding written options and securities sold short, on a tax basis and gross unrealized appreciation and (depreciation) of investments for federal income tax purposes were as follows:

                                       CORE           GLOBAL SCIENCE     INTERNATIONAL
                                      GROWTH           & TECHNOLOGY         GROWTH
                                       FUND                FUND              FUND
                                  ---------------    ---------------    --------------
Cost of Investments               $ 1,152,822,315    $    48,917,071    $   37,815,606
                                  ===============    ===============    ==============
Gross unrealized appreciation     $   289,345,652    $     6,648,397    $    7,764,383
Gross unrealized (depreciation)      (115,637,929)        (3,867,779)         (414,779)
                                  ---------------    ---------------    --------------
Net unrealized appreciation
     on investments               $   173,707,723    $     2,780,618    $    7,349,604
                                  ===============    ===============    ==============

                                      MICRO          MICRO CAP        SMALL CAP
                                       CAP             VALUE           GROWTH
                                      FUND              FUND            FUND
                                  -------------    -------------    -------------
Cost of Investments               $ 385,194,662    $  68,259,532    $ 963,871,208
                                  =============    =============    =============
Gross unrealized appreciation     $ 153,021,998    $   4,167,495    $ 240,601,208
Gross unrealized (depreciation)     (18,269,623)        (948,306)     (72,619,666)
                                  -------------    -------------    -------------
Net unrealized appreciation
     on investments               $ 134,752,375    $   3,219,189    $ 167,981,542
                                  =============    =============    =============

                                    SMALL CAP           ULTRA           U.S.
                                      VALUE            GROWTH         TREASURY
                                       FUND             FUND            FUND
                                  --------------   --------------   --------------
Cost of Investments               $ 543,159,707    $ 480,626,958    $  61,459,375
                                  =============    =============    =============
Gross unrealized appreciation     $ 138,185,818    $  96,238,552    $   5,323,844
Gross unrealized (depreciation)     (29,330,444)     (30,273,770)        (150,291)
                                  -------------    -------------    -------------
Net unrealized appreciation
     on investments               $ 108,855,374    $  65,964,782    $   5,173,553
                                  =============    =============    =============

         The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

104 Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

         As of September 30, 2003, the components of accumulated earnings on a tax basis were as follows:

                                              CORE        GLOBAL SCIENCE   INTERNATIONAL
                                             GROWTH        & TECHNOLOGY        GROWTH
                                              FUND             FUND             FUND
                                         -------------    -------------    -------------
Undistributed ordinary income            $          --    $          --    $          --

Undistributed long-term
   capital gains                                    --               --               --
                                         -------------    -------------    -------------
Accumulated earnings                                --               --               --
Accumulated capital and other losses       (84,244,774)      (1,932,612)      (1,502,809)
Other undistributed ordinary losses                 --             (632)              --
Net unrealized appreciation on
   investments, securities sold short,
   derivative and foreign currency
   denominated assets and liabilities      173,912,325        2,785,543        7,346,872
                                         -------------    -------------    -------------
Total accumulated earnings               $  89,667,551    $     852,299    $   5,844,063
                                         =============    =============    =============

                                             MICRO         MICRO CAP        SMALL CAP
                                              CAP            VALUE           GROWTH
                                             FUND            FUND             FUND
                                         -------------   -------------    -------------
Undistributed ordinary income            $   2,759,020   $          --    $          --

Undistributed long-term
   capital gains                            38,805,925              --        5,914,927
                                         -------------   -------------    -------------
Accumulated earnings                        41,564,945              --        5,914,927
Accumulated capital and other losses                --              --       (2,557,105)
Other undistributed ordinary losses                 --         (21,897)              --
Net unrealized appreciation on
   investments, securities sold short,
   derivative and foreign currency
   denominated assets and liabilities      134,752,375       3,219,189      167,981,542
                                         -------------   -------------    -------------
Total accumulated earnings               $ 176,317,320   $   3,197,292    $ 171,339,364
                                         =============   =============    =============

                                                               Annual Report 105

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2002

                                          SMALL CAP         ULTRA            U.S.
                                            VALUE          GROWTH          TREASURY
                                             FUND           FUND             FUND
                                         ------------   ------------    ------------
Undistributed ordinary income            $         --   $    103,222    $  2,503,722

Undistributed long-term
   capital gains                                   --      3,599,548              --
                                         ------------   ------------    ------------
Accumulated earnings                               --      3,702,770       2,503,722
Accumulated capital and other losses               --     (1,712,754)     (7,148,034)
Other undistributed ordinary losses                --             --              --
Net unrealized appreciation on
   investments, securities sold short,
   derivative and foreign currency
   denominated assets and liabilities     108,333,861     65,964,782       5,173,553
                                         ------------   ------------    ------------
Total accumulated earnings               $108,333,861   $ 67,954,798    $    529,241
                                         ============   ============    ============

         As of September 30, 2003, the Core Growth, Global Science & Technology, International Growth and U.S. Treasury Funds had federal income tax capital loss carryforwards of $46,940,430, $546,501, $226,990 and $7,148,034, respectively.
Federal income tax capital loss carryforwards for the U.S. Treasury Fund expire as follows: $1,997,575 in 2008, $4,318,964 in 2009 and $831,495 in 2010. The
entire federal income tax capital loss carryforward for the Core Growth, Global Science & Technology and International Growth Funds expires in 2011. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

106 Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2002

         As of September 30, 2003, the Core Growth, Global Science & Technology, International Growth, Small Cap Growth and Ultra Growth Funds had $37,304,344, $1,386,111, $1,275,819, $2,557,104 and $1,712,753, respectively, of post-October capital losses, which are deferred until 2004 for tax purposes. Also, the Global Science & Technology Fund had $632 of post-October currency losses, which are deferred until 2004 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

         The tax character of distributions paid during the fiscal year ended September 30, 2003 and fiscal year ended September 30, 2002 was as follows:

                                           CORE GROWTH                  GLOBAL SCIENCE
                                              FUND                     & TECHNOLOGY FUND
                                  -----------------------------  ----------------------------
                                   Year Ended      Year Ended     Year Ended     Year Ended
                                  September 30,   September 30,  September 30,  September 30,
                                      2003            2002           2003           2002
                                  -------------   -------------  -------------  -------------
Ordinary income                   $          --   $  17,852,286  $          --  $     250,799

Net long-term capital gains                  --      51,383,561             --             --
                                  -------------   -------------  -------------  -------------
Total                             $          --   $  69,235,847  $          --  $     250,799
                                  =============   =============  =============  =============

                                      INTERNATIONAL GROWTH                MICRO CAP
                                              FUND                           FUND
                                  -----------------------------  ----------------------------
                                   Year Ended     Period Ended    Year Ended      Year Ended
                                  September 30,   September 30,  September 30,  September 30,
                                       2003           2002*          2003            2002
                                  -------------   -------------  -------------  -------------
Ordinary income                   $          --   $          --  $          --  $   1,484,719

Net long-term capital gains                  --              --     22,295,887     33,818,851
                                  -------------   -------------  -------------  -------------
Total                             $          --   $          --  $  22,295,887  $  35,303,570
                                  =============   =============  =============  =============

                           MICRO CAP               SMALL CAP                   SMALL CAP
                          VALUE FUND              GROWTH FUND                  VALUE FUND
                         -------------   ----------------------------  ----------------------------
                         Period Ended     Year Ended     Year Ended     Year Ended     Year Ended
                         September 30,   September 30,  September 30,  September 30,  September 30,
                             2003**         2003            2002            2003          2002
                         -------------   -------------  -------------  -------------  -------------
Ordinary income          $          --   $          --  $     --       $          --  $   5,990,110

Net long-term capital
  gains                             --          34,010      9,829,740             --      6,969,786
                         -------------   -------------  -------------  -------------  -------------
Total                    $          --   $      34,010  $   9,829,740  $          --  $  12,959,896
                         =============   =============  =============  =============  =============

* Inception date of the Fund was June 28, 2002.

** Inception date of the Fund was July 28, 2003.

                                                               Annual Report 107

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

                                     ULTRA GROWTH                  U.S. TREASURY
                                         FUND                           FUND
                              ----------------------------  ----------------------------
                               Year Ended     Year Ended     Year Ended     Year Ended
                              September 30,  September 30,  September 30,  September 30,
                                  2003           2002           2003           2002
                              -------------  -------------  -------------  -------------
Ordinary income               $          --  $          --  $   3,484,505  $   3,600,125

Net long-term capital gains              --      4,518,749             --             --
                              -------------  -------------  -------------  -------------
Total                         $          --  $   4,518,749  $   3,484,505  $   3,600,125
                              =============  =============  =============  =============

         The Funds hereby designate approximately $23,192,789 and $39,924 as a capital gain dividend for the Micro Cap and Small Cap Growth Funds, respectively, for the purpose of the dividends paid deduction (unaudited).

         For the fiscal year ended September 30, 2003 certain dividends paid by each Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV (unaudited).

8. ADVISORY AND ADMINISTRATION FEES AND EXPENSE WAIVERS

         ADVISOR FEES-As the Funds' investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. For the year ended September 30, 2003, management fees for the Core Growth, Global Science & Technology, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds were 1.00%, 1.50%, 1.50%, 2.00%, 2.00%, 1.00%, 1.50%, 1.25% and 0.50% of the average daily net assets of each Fund, respectively.

         The Advisor has voluntarily agreed to limit the expenses of the Core Growth, Global Science & Technology, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds to 1.50%, 1.95%, 1.95%, 2.50%, 2.50%, 1.50%, 1.95%, 1.75% and 0.75% of average daily net assets, respectively. For the year ended September 30, 2003, the Advisor reimbursed $56,945 for the Global Science & Technology Fund, $76,716 for the International Growth Fund and $114,198 for the U.S. Treasury Fund. For the period July 28, 2003 to September 30, 2003, the Advisor reimbursed $28,446 for the Micro Cap Value Fund.

         ADMINISTRATION FEES--Effective June 1, 2003, the Funds entered into an administration services agreement with the Advisor. Pursuant to this agreement, the Funds pay the Advisor an administration fee at an annual rate of .425% of the first $2.7 billion of the Funds' average daily net assets and then a decreasing rate for average daily net assets exceeding that level. For the period June 1 through September 30, 2003, the Core Growth, Global Science &

108 Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

Technology, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds paid administration fees to the Advisor of $110,606, $3,812, $2,690, $42,409, $4,160, $95,794, $54,050,
$45,058 and $5,375, respectively. The Advisor voluntarily waived administration fees of $33,826, $975, $632, $12,593, $0, $28,005, $16,068, $12,526 and $2,193
for the Core Growth, Global Science & Technology, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds, respectively.

         OTHER EXPENSE WAIVERS--The Funds' custodian and accounting agent voluntarily waived accounting fees of $10,538, $304, $197, $3,923, $0, $8,724,
$5,005, $3,902 and $683 for the Core Growth, Global Science & Technology, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds, respectively.

9. TRANSACTIONS WITH AFFILIATES

         The following is an analysis of transactions for the year ended September 30, 2003 in the Core Growth, Micro Cap, Small Cap Growth, Small Cap Value and Ultra Growth Funds with "affiliated companies" as defined by the Investment Company Act of 1940:

                                                               Annual Report 109

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

CORE GROWTH FUND

                                                                        AMOUNT OF      AMOUNT OF
                                                                        DIVIDENDS    GAIN (LOSS)
                                                                       CREDITED TO    REALIZED ON
                                        SHARE ACTIVITY                   INCOME     SALE OF SHARES
                          -------------------------------------------    FOR THE       FOR THE
                           BALANCE                          BALANCE     YEAR ENDED    YEAR ENDED
SECURITY NAME              9/30/02   PURCHASES    SALES     9/30/03      9/30/03       9/30/03
----------------------    ---------  ---------  ---------  ----------  -----------  -------------
AmeriCredit Corp.         5,325,531  1,799,550  3,701,500  3,423,581*           --  $ (13,290,017)
Anworth Mortgage
  Asset Corp.                    --  1,984,575         --  1,984,575   $   548,134             --
Metris
  Companies Inc.          5,419,312         --  5,419,312         --*  $    28,191  $ (60,629,751)
Orthodontic Centers
  of America, Inc.        3,214,756    296,750  1,360,370  2,151,136*           --  $ (10,174,905)
Pediatrix Medical
  Group Inc.              1,683,500     27,550    713,275    997,775*           --  $   7,009,433
Rent-A-Center, Inc.(1)    4,649,250     91,000  1,967,180  2,773,070*           --  $  30,832,387
SCP Pool Corp.(2)         1,909,480         --    243,250  1,666,230*           --  $   5,322,646
Sonic
  Automotive, Inc.        1,812,570    228,900    529,425  1,512,045*  $   151,205  $   5,813,272
United Rentals, Inc.      4,805,725         --  4,307,400    498,325*           --  $ (28,164,740)

*No longer affiliated as of September 30, 2003.

(1) Adjusted for 5-for-2 split on September 2, 2003.

(2) Adjusted for 3-for-2 split on September 15, 2003.

MICRO CAP FUND

                                                                        AMOUNT OF      AMOUNT OF
                                                                        DIVIDENDS    GAIN (LOSS)
                                                                       CREDITED TO    REALIZED ON
                                        SHARE ACTIVITY                   INCOME     SALE OF SHARES
                          -------------------------------------------    FOR THE       FOR THE
                           BALANCE                          BALANCE     YEAR ENDED    YEAR ENDED
SECURITY NAME              9/30/02   PURCHASES    SALES     9/30/03      9/30/03        9/30/03
----------------------    ---------  ---------  ---------  ----------  -----------  --------------
CommerceWest Bank                --     95,000         --     95,000            --             --
CorVel Corp.                513,838     35,600    114,032    435,406*           --  $   1,659,982
Covalent Group, Inc.             --    825,000         --    825,000            --             --
Encision, Inc.               40,075    193,000         --    233,075            --             --
Encision, Inc.                   --    200,000         --    200,000            --             --
InTest Corp.                433,050     11,925         --    444,975            --             --
IRIDEX Corp.                715,150     14,700     10,000    719,850            --  $     (72,855)
Nanometrics Inc.            912,675      5,000    624,525    293,150*           --  $  (3,494,901)
PSi Technologies
  Holdings, Inc.
  ADR                     1,021,975         --         --  1,021,975            --             --
Rainbow
  Rentals, Inc.             390,000     14,400         --    404,400            --             --

* No longer affiliated as of September 30, 2003.

110 Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

SMALL CAP GROWTH FUND

                                                                        AMOUNT OF      AMOUNT OF
                                                                        DIVIDENDS    GAIN (LOSS)
                                                                       CREDITED TO    REALIZED ON
                                        SHARE ACTIVITY                   INCOME     SALE OF SHARES
                          -------------------------------------------    FOR THE       FOR THE
                           BALANCE                          BALANCE     YEAR ENDED    YEAR ENDED
SECURITY NAME              9/30/02   PURCHASES    SALES     9/30/03      9/30/03        9/30/03
----------------------    ---------  ---------  ---------  ----------  -----------  -------------
AmSurg Corp.               955,575     66,859     10,775    1,011,659           --  $     (11,374)

SMALL CAP VALUE FUND

                                                                        AMOUNT OF      AMOUNT OF
                                                                        DIVIDENDS    GAIN (LOSS)
                                                                       CREDITED TO    REALIZED ON
                                        SHARE ACTIVITY                   INCOME     SALE OF SHARES
                          -------------------------------------------    FOR THE       FOR THE
                           BALANCE                          BALANCE     YEAR ENDED    YEAR ENDED
SECURITY NAME              9/30/02   PURCHASES    SALES     9/30/03      9/30/03        9/30/03
----------------------    ---------  ---------  ---------  ----------  -----------  --------------
Friedman's, Inc.,
  Class A                 1,120,470    28,950    340,815    808,605*   $    81,745  $   1,486,803
Maxwell Shoe
  Co., Class A              768,000        --    627,375    140,625*            --  $   1,918,368
MicroFinancial Inc.       1,051,900   116,900    654,502    514,298*   $    52,595  $  (6,025,175)
Mobile Mini, Inc.           792,850   118,725    181,138    730,437             --  $    (138,683)
Nara Bancorp, Inc.(1)       644,400        --    396,750    247,650*   $    70,955  $   1,519,725
PCD Inc.                    316,964        --    316,964         --*            --  $  (2,003,772)
Peak International Ltd.     729,400        --    193,375    536,025*            --  $    (198,977)
USA Truck, Inc.             317,375   159,900      5,025    472,250             --  $     (12,889)
Whitehall
  Jewellers, Inc.           607,393   198,175         --    805,568             --             --


*No longer affiliated as of September 30, 2003.

(1) Adjusted for 2-for-1 split on March 18, 2003.

                                                               Annual Report 111

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

ULTRA GROWTH FUND

                                                                        AMOUNT OF      AMOUNT OF
                                                                        DIVIDENDS    GAIN (LOSS)
                                                                       CREDITED TO    REALIZED ON
                                        SHARE ACTIVITY                   INCOME     SALE OF SHARES
                          -------------------------------------------    FOR THE       FOR THE
                           BALANCE                          BALANCE     YEAR ENDED    YEAR ENDED
SECURITY NAME              9/30/02   PURCHASES    SALES     9/30/03      9/30/03        9/30/03
--------------------------------------------------------------------------------------------------
Wireless Facilities,
  Inc.                    2,682,944     --      1,571,370  1,111,574*       --      $    2,504,947

*No longer affiliated as of September 30, 2003.

10. RESTRICTED SECURITIES

         The Funds may own investments that were purchased through private placement transactions (or under Rule 144A as noted) and cannot be sold without prior registration under the Securities Act of 1933 or may be limited due to certain restrictions. The costs of registering such securities are paid by the issuer. At September 30, 2003, the Funds held restricted preferred stocks (or common stocks or warrants as noted) as follows:

                                                                              VALUE AS
                                         ACQUISITION  ACQUISITION    FAIR       % OF
                                           DATE         COST        VALUE    NET ASSETS
                                         ----------------------------------------------
GLOBAL SCIENCE & TECHNOLOGY FUND
     Northwest
       Biotherapeutics, Inc.(1)            6/13/01    $    35,000  $  1,680      --
     SiRF Technology
       Holdings, Inc., Series H           12/20/01    $   277,875   222,300    0.43%
     SiRF Technology Holdings, Inc.(2)     1/11/02             --        --      --
     Xtera Communications, Inc.            9/3/03     $     7,076     7,076    0.01%
                                                                   ----------------
                                                                   $231,056    0.44%
-----------------------------------------------------------------------------------
MICRO CAP FUND
     Encision, Inc.(1)                     7/30/03    $   600,000  $648,000    0.13%
-----------------------------------------------------------------------------------
MICRO CAP VALUE FUND
     Franklin Bank Corp.(3)                9/24/03    $   551,250  $551,250    0.78%
     Encision, Inc.(1)                     7/30/03    $   400,002   432,002    0.61%
                                                                   --------  ------
                                                                   $983,252    1.39%

(1) Common stock.

(2) Warrants.

(3) Common stock. Rule 144A Security.

112 Annual Report

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2003

                                                                               VALUE AS
                                         ACQUISITION  ACQUISITION     FAIR        % OF
                                            DATE         COST        VALUE     NET ASSETS
-----------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
     SiRF Technology
       Holdings, Inc., Series H           12/20/01    $ 2,616,120  $2,092,896     0.18%
     SiRF Technology Holdings, Inc. (2)    1/11/02             --          --       --
                                                                   ----------  -------
                                                                   $2,092,896     0.18%
--------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
     Arbor Realty Trust, Inc.(3)           6/26/03    $ 5,626,875   5,645,631     0.87%
--------------------------------------------------------------------------------------
ULTRA GROWTH FUND
     IQ4Hire, Inc.                         9/7/00     $   110,000  $      440      --
     Northwest Biotherapeutics, Inc.(1)    6/13/01    $   145,000       6,960      --
     SiRF Technology
       Holdings, Inc., Series H           12/20/01    $   806,000     644,800     0.12%
     SiRF Technology Holdings, Inc. (2)    1/11/02             --          --       --
     Xtera Communications, Inc.            9/3/03     $    99,065      99,065     0.02%
                                                                   ----------  -------
                                                                   $  751,265     0.14%

(1) Common stock.

(2) Warrants.

(3) Common stock. Rule 144A Security.

11. SUBSEQUENT EVENT--DISTRIBUTION TO SHAREHOLDERS

         The Funds declared a capital gains distribution in the Micro Cap, Small Cap Growth and Ultra Growth Funds which was paid on October 10, 2003, to shareholders of record on October 9, 2003, in the amount of $0.561786, $0.168445 and $0.175098 per share, respectively.

12. PURCHASE COMMITMENTS

         The Global Science & Technology, Small Cap Growth and Ultra Growth Funds have entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners II, L.P. in the amounts of $500,000, $5,000,000 and $4,500,000, respectively. U.S. Government securities held by the Funds have been designated to meet these purchase commitments.

                                                               Annual Report 113

WASATCH FUNDS-REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
and Shareholders of
Wasatch Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Wasatch Core Growth Fund, Wasatch Global Science & Technology Fund, Wasatch International Growth Fund, Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund, Wasatch Small Cap Growth Fund, Wasatch Small Cap Value Fund, Wasatch Ultra Growth Fund and the Wasatch-Hoisington U.S. Treasury Fund (hereafter referred to as the "Funds") at September 30, 2003, and the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds as of September 30, 2001 and for the periods then ended and prior were audited by other independent accountants whose report dated October 17, 2001 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
October 30, 2003

114 Annual Report

                     (This page intentionally left blank.)

                                                               Annual Report 115

WASATCH FUNDS-DIRECTORS AND OFFICERS

SEPTEMBER 30, 2003

          NAME, ADDRESS,                  POSITION(S) HELD       TERM OF OFFICE AND
             AND AGE                          WITH FUND        LENGTH OF TIME SERVED
-------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

    JAMES U. JENSEN, J.D., MBA                 Director        Indefinite
    NPS Pharmaceuticals, Inc.                                  Served as Director
    420 Chipeta Way                                            since 1986
    Salt Lake City, UT 84108
    Age: 59

    WILLIAM R. SWINYARD, PH.D.                 Director        Indefinite
    Marriott School of Management                              Served as Director
    624 Tanner Building                                        since 1986
    Brigham Young University
    Provo, UT 84602
    Age: 63

    JONATHAN F. ZESCHIN, CFPt(TM)              Director        Indefinite
    1777 S. Harrison Street                                    Served as Director
    Skydeck                                                    since June 2002
    Denver, CO 80210
    Age: 50

-------------------------------------------------------------------------------------
INTERESTED DIRECTORS*:

    SAMUEL S. STEWART, JR., PH.D., CFA   President, Chairman   Indefinite
    150 Social Hall Avenue                of the Board and     Served as President,
    4th Floor                                 Director         Chairman of the
    Salt Lake City, UT 84111                                   Board and Director
    Age: 61                                                    since 1986

    JEFF S. CARDON, CFA                     Vice President     Indefinite
    150 Social Hall Avenue                   and Director      Served as Vice
    4th Floor                                                  President and Director
    Salt Lake City, UT 84111                                   since 1986
    Age: 46

-------------------------------------------------------------------------------------
OFFICER:

    VENICE F. EDWARDS, CFA               Secretary/Treasurer   Indefinite
    150 Social Hall Avenue                                     Served as
    4th Floor                                                  Secretary/Treasurer
    Salt Lake City, UT 84111                                   since 1996
    Age: 53
-------------------------------------------------------------------------------------

116 Annual Report

WASATCH FUNDS-DIRECTORS AND OFFICERS

SEPTEMBER 30, 2003

                                                    NUMBER OF PORTFOLIOS IN
           PRINCIPAL OCCUPATION(S)                      COMPLEX OVERSEEN          OTHER DIRECTORSHIPS
             DURING PAST 5 YEARS                           BY DIRECTOR              HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------
Vice President, Corporate Development                           9                 Private companies and
and Legal Affairs, and Secretary, NPS                                             foundations only.
Pharmaceuticals, Inc. since 1991.

Professor of Business Management and                            9                         None
Holder of the Fred G. Meyer Chair of
Marketing, Brigham Young University
since 1978.

President and Founder of ESSENTIAL                              9                 Board of Trustees
Advisers, Inc., a wealth management and                                           ICON Funds
investment advisory firm; prior to founding
ESSENTIAL was Managing Partner at JZ Partners
LLC, a business consulting firm; President of
Founders Asset Management from 1995 - 1998.

-------------------------------------------------------------------------------------------------------

Chairman of the Board and Director                              9                         None
of Research for Wasatch Advisors, Inc.
(the "Advisor") since 1975; Professor of Finance
at the University of Utah from 1975 - 2000.

President and Treasurer for the Advisor                         9                         None
since 1999; Director of the Advisor
since 1985; Security Analyst for
the Advisor since 1980.

-------------------------------------------------------------------------------------------------------

Director of Compliance for the Advisor                         N/A                        None
since 1995 and Secretary of the Advisor since
1999; Portfolio Manager for the Advisor from
1983 - 1995.
-------------------------------------------------------------------------------------------------------

* INTERESTED DIRECTORS SERVE AS DIRECTORS AND OFFICERS OF WASATCH ADVISORS, INC.

         Additional information about the Funds' directors is provided in the Statement of Additional Information and is available, without charge, upon request, by calling 800.551.1700.

                                                               Annual Report 117

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS

         Wasatch Funds provides reports to shareholders twice a year. The Annual Report is for the Funds' fiscal year which ends September 30. The Semi-Annual Report is for the six months ending March 31. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a Shareholder Services Representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

         The holdings of each Wasatch Fund are detailed in the "Schedule of Investments." This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in COMMON STOCKS of companies which are grouped together by industry. The Wasatch-Hoisington U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in SHORT-TERM INVESTMENTS. At times the Funds may take temporary defensive positions by increasing cash or holdings in short-term investments. Please see the prospectus under "Other Investment Strategies and Their Risks."

STATEMENTS OF ASSETS AND LIABILITIES

         These financial statements show the ASSETS and LIABILITIES of a Fund on the last day of the reporting period. A Fund's ASSETS include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. LIABILITIES are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund's NET ASSETS.

    NET ASSETS consist of capital stock, paid-in capital in excess of par, undistributed net investment income, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. CAPITAL STOCK is stock authorized by a company's charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. PAID-IN CAPITAL IN EXCESS OF PAR is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as "Capital stock" on the books of the Fund, and $9.99 would be accounted for under "Paid-in capital in excess of par." UNDISTRIBUTED NET INVESTMENT INCOME is the amount of net investment income earned by a Fund since inception that has not been paid to shareholders as a dividend. UNDISTRIBUTED NET REALIZED GAIN
(LOSS) ON INVESTMENTS is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. NET UNREALIZED APPRECIATION

118 Annual Report

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS

(DEPRECIATION) ON INVESTMENTS is the change in value from the purchase price of securities a Fund continues to hold.

         The number of shares a Fund is AUTHORIZED to sell can be found under CAPITAL STOCK, $.01 PAR VALUE. How many of those shares are owned by shareholders is indicated as ISSUED AND OUTSTANDING.

         NET ASSET VALUE (NAV), REDEMPTION PRICE AND OFFERING PRICE PER SHARE shows the value of one outstanding share of a Fund on the date of the report. A Fund's share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The NAV is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds' prospectus for more information about how NAVs are calculated. Information about how the NAV is affected by a Fund's operation can be found under "Financial Highlights" on page 120.

STATEMENTS OF OPERATIONS

         STATEMENTS OF OPERATIONS show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund's holdings during the reporting period.

         INVESTMENT INCOME shows INTEREST and DIVIDENDS earned from interest-bearing and dividend-paying securities in a Fund's portfolio.

         EXPENSES show the various fees and expenses paid out of a Fund's assets such as the fee paid to Wasatch Advisors, the Funds' investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors' fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

         NET INVESTMENT INCOME (LOSS) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses.

         NET REALIZED GAIN (LOSS) ON INVESTMENTS is the net gain or loss on securities a Fund has sold. CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS is the change in value of securities a Fund continues to hold.

         NET GAIN (LOSS) ON INVESTMENTS is the result of changes in market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

         NET ASSETS are a Fund's remaining assets after taking into consideration any liabilities. STATEMENTS OF CHANGES IN NET ASSETS show the increase or decrease in a Fund's net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund's net assets. OPERATIONS is a summary of the STATEMENTS OF OPERATIONS. It includes investment income or loss, net realized gain or loss on investments a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.

         DIVIDENDS are distributed by Wasatch Funds to shareholders when Fund investments have earned income in

                                                               Annual Report 119

GUIDE TO UNDERSTANDING FINANCIAL STATEMENTS

excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distributions. Each Fund is required by Internal Revenue Service (IRS) regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a "regulated investment company."

         CAPITAL SHARE TRANSACTIONS are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

         The FINANCIAL HIGHLIGHTS contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

         NET ASSET VALUE (NAV) is defined under "Statements of Assets and Liabilities" on pages 118 to 119. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund's shares over the reporting period, but not its total return.

         INCOME (LOSS) FROM INVESTMENT OPERATIONS shows how the NAV was affected by a Fund's operations on a per share basis. NET INVESTMENT INCOME
(LOSS) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund's expenses. NET REALIZED AND UNREALIZED GAINS (LOSSES) ON SECURITIES is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

         DISTRIBUTIONS are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

         TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the payable day of the distribution. A FUND'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

         SUPPLEMENTAL DATA AND RATIOS are provided to help you better understand your investment. NET ASSETS, END OF PERIOD, are the net assets of a Fund on the reporting date. RATIO TO AVERAGE NET ASSETS OF: EXPENSES shows the total of a Fund's operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor. RATIO TO AVERAGE NET ASSETS OF: NET INVESTMENT INCOME shows a Fund's net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor. PORTFOLIO TURNOVER RATE measures a Fund's buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund's portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

120 Annual Report

NOTES

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                                                               Annual Report 121

BACK COVER:


Wasatch(TM) Funds
P.O. Box 2172
Milwaukee, WI 53201-2172


www.wasatchfunds.com
800.551.1700

ITEM 2: CODE OF ETHICS

(a) Wasatch Funds, Inc. (the "Company") has adopted a Code of Ethics that applies to the Company's principal executive officer and principal financial officer.

(c) There have been no amendments to the Company's Code of Ethics during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Company to individuals covered by the Company's Code of Ethics during the reporting period for Form N-CSR.

(f) A copy of the Company's Code of Ethics is attached as an exhibit to this Form N-CSR.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

(a)      (1)      The Board of Directors of Wasatch Funds, Inc. (the "Company")
                  has determined that the Company has one member serving on the Company's Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial expert."

         (2) The name of the audit committee financial expert is Jonathan Zeschin. Mr. Zeschin has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.
Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b)
         or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS

(a)(1)   Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(b)      The certifications required by Rule 30a-2(b) of the 1940 Act and
         Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS, INC.

By:      /s/ Samuel S. Stewart, Jr.
         --------------------------
         Samuel S. Stewart, Jr.
         President (principal executive officer) of Wasatch Funds, Inc.

Date:    November 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Samuel S. Stewart, Jr.
         --------------------------
         Samuel S. Stewart, Jr.
         President (principal executive officer) of Wasatch Funds, Inc.

Date:    November 26, 2003

By:      /s/ Venice F. Edwards
         --------------------------
         Venice F. Edwards
         Secretary/Treasurer (principal financial and accounting officer) of Wasatch Funds, Inc.

Date:    November 26, 2003